                                     SEMI-ANNUAL

                                       REPORT

                                    JUNE 30, 1997




                                 [ATLAS FUNDS LOGO]

                 The investments you want from the people you trust.

                                  NOT FDIC INSURED

Table of Contents
--------------------------------------------------------------------------------

Letter from the President...........................................................................       2
Atlas Stock and Bond Fund Total Returns.............................................................       5
Statements of Investments in Securities and Net Assets..............................................       6
Statements of Assets and Liabilities................................................................      32
Statements of Operations............................................................................      34
Statements of Changes in Net Assets.................................................................      36
Financial Highlights................................................................................      40
Notes to Financial Statements.......................................................................      50

[ATLAS FUNDS LOGO]

FROM THE OFFICE OF MARION O. SANDLER
President and Chief Executive Officer


Dear Valued Investor,

        After climbing to record highs in 1996, the stock market continued to reward investors during the first half of 1997, gaining over 20% as measured by the Standard & Poor's 500 Index. Bond prices, responding to fears of rising interest rates, fell during the first quarter -- but as concerns about higher inflation eased, bonds recovered almost all of their losses during the second quarter. On June 30th, the yield on the benchmark 30-year Treasury bond was 6.78% versus a yield of 6.64% at the beginning of the year.

        Despite the strong gains in stock prices during the first half, the markets have experienced some of the volatility that can occur when the interest rate environment is uncertain. We firmly believe that the best way for you to deal with market fluctuations is to have well-established financial goals, a diversified portfolio, and a disciplined, long-term approach to investing.

                                  The Year To Date

        The stock market's gains were not accomplished without some turbulence. Stock prices experienced a nice rally in January, held steady in February, but dipped sharply in March, after a 0.25% increase in the federal funds rate. The sell-off of stocks in March caused prices to drop by almost 10% and, at the end of the first quarter, the Dow Jones Industrial Average and S&P 500 Index were only about 2% higher than at the beginning of the year. As the economy continued to show growth without the inflationary pressures that could lead to higher interest rates, both stock and bond prices recovered, and stocks went on to post record gains by the end of June. Although large company shares continued to be the strongest performers overall, small capitalization stocks experienced a strong recovery during the second quarter.

        Nor was market turbulence confined to stocks. Bond prices rose during the first six weeks of the year, sending yields lower -- but when the expected slowdown in the economy failed to materialize, inflation fears sent bond prices falling. After the federal funds rate increase in late March, the yield on 30-year bonds rose above the psychologically important 7% mark. However, an increase in inflation did not occur and, during the second quarter, bond prices regained most of their first quarter losses. On June 30th, yields were close to year end 1996 levels.

        The following sections provide an overview of the Atlas Fund family for the first half of 1997. The total returns discussed below are for Class A shares and are stated at net asset value, excluding sales charges. For complete stock and bond fund performance, see page five. Of course, past performance is no guarantee of future results, but these returns are certainly worth noting.

                                     Money Funds

        During the first six months of the year, the Atlas money funds -- U.S. Treasury Money, California Municipal Money, and National Municipal Money -- provided investors with attractive yields, after-tax advantages, and money market stability. Atlas money funds continued to hold only top quality securities and, unlike a large number of municipal money market funds, held no securities backed by Japanese letters of



                                      [GRAPHIC]
                              We Want You To Know . . .

Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

credit. We believe the quality of these securities is low, because they rely on credit enhancements from Japanese banks that are suffering through a period of poor financial performance.

                            Intermediate-Term Bond Funds

        The U.S. Government Intermediate Fund posted a six-month total return of 2.77%, outperforming the U.S. Government intermediate fund averge total return of 2.50%, as tracked by Lipper Analytical Services, Inc. ("Lipper"). The Atlas U.S. Government Intermediate Fund emphasizes credit quality and invests exclusively in securities rated "AAA" or the equivalent.
        Total returns for the first half were 2.49% for the California Insured Intermediate Municipal Fund and 2.34% for the National Insured Intermediate Municipal Fund. Both Funds were invested exclusively in "AAA" rated, insured securities, and consequently they slightly underperformed their respective Lipper category averages, which contain funds that invest a significant amount in lower quality, uninsured issues.

                                Long-Term Bond Funds

        Long-term bond fund prices fell during the first quarter on fears of higher inflation and interest rates, but the funds recovered most of their losses by the end of the second quarter. Current strategy for the long-term municipal bond funds includes reducing price volatility by maintaining shorter than average maturities. The Funds may hold only investment grade bonds, and historically have concentrated on the top two grades, "AAA" and "AA." At the end of the second quarter, the California Municipal Bond Fund was 97% invested in "AAA" and "AA" securities, and for the National Municipal Bond Fund this percentage was 94%. Total returns year-to-date through June 30 were 2.45% and 2.86%, respectively. During the first half of the year, lower-rated bonds generally outperformed high quality issues. As a result, Atlas municipal bond funds, which hold high quality and shorter maturities slightly underperformed their Lipper peer group averages.

        Despite a volatile market, the U.S. Government and Mortgage Securities Fund outperformed 96% of U.S. Government funds nationwide for the first six months of 1997.(1) The Fund had a total return of 3.64% for the first half, significantly outperforming the 2.47% average for its peer group. The Fund not only provided an excellent total return but also produced outstanding yields, outperforming 85% or more of its peers for yield in every single month for the past five years. The Fund remained invested exclusively in securities rated or equivalent to "AAA."

        The Strategic Income Fund produced a total return for the first half of 4.20% and consistently generated outstanding yields. Among multi-sector income funds, Lipper has ranked the Fund among the top ten for yield in every month since its inception.(2) The Fund spreads its assets across three broad sectors of the bond market: U.S. Government securities, foreign fixed income debt, and high yield, lower-rated U.S. corporates. During the first two quarters, the allocations to high yield bonds and emerging markets were increased, and both sectors rallied to record levels by the end of the second quarter. As of June 30, the Fund was 32% invested in U.S. Government securities, 34% in foreign bonds, 29% in high yield debt, and 5% in cash equivalents.

                                     Stock Funds

        The Atlas Balanced Fund, our most conservative stock fund, experienced a total return for the first six months of 9.17%. However, because the Fund's manager was cautious about the markets, the Fund somewhat underperformed its peer group average. Believing the market to be overvalued, the manager's equity strategy during the first half of the year was defensive--and the current mix of 34% stocks, 18% convertible securities, 27% bonds, and 21% short-term cash equivalents reflects the Fund's defensive posture. The Fund is expected to follow this strategy for as long as the market is considered overpriced by its manager.

                                                        (continued on next page)

        The Atlas Growth and Income Fund produced a first half total return of 12.31%. The Fund trailed its peers the first six months due to smaller ownership of large-capitalization stocks, which have recently been the strongest market performers. Additionally, the Fund placed more emphasis on the technology sector than the average growth and income fund. At the end of the second quarter, the portfolio was 85% invested in stock, 7% in convertible securities and bonds, and 8% in cash equivalents.

        The Atlas Strategic Growth Fund achieved a total return of 16.56% for the first six months, outperforming the Lipper average of 14.28% for growth funds. During the first two quarters, the Fund benefitted significantly from its holdings in financial and technology stocks, and during the second quarter its manager took profits in some financial stocks as they reached their price targets. The Fund defensively maintained a cash position of 20 - 25%, while searching for stocks that were reasonably priced compared to their earnings prospects. At the end of the second quarter, the Fund was 79% invested in equities and 21% in cash equivalents.

        The Atlas Global Growth Fund gained 17.88% during the first half of the year. The Fund's outstanding returns placed it among the top 6% of global funds for six months and among the top 10% for the year ended June 30, 1997.(3) The Fund's manager emphasized financial, technology, and health care stocks. In addition, the portfolio benefitted from exposure to emerging markets, such as Brazil and Russia. At the end of the second quarter, the Fund was 84% invested in stocks, 4% in bonds, and 12% in cash.

        The Atlas Emerging Growth Fund was introduced on April 30, 1997, to enable our investors to further diversify their portfolios and take advantage of opportunities in small company stocks. The Fund invests primarily in smaller companies with innovative products and services and leadership potential in their markets. Since its introduction, the Fund has benefitted from strong gains in the small-capitalization sector and had a total return of 24.40%.

              INTRODUCING THE EXCITING NEW ATLAS TAX-DEFERRED ANNUITIES

        On January 1, 1997, Atlas Securities introduced Atlas Tax-Deferred Annuities for sale to World customers whose primary goals are tax-deferred interest and stability of principal. Our fixed annuities also offer a 1% bonus rate for one year on each purchase, no initial sales charge, and an insurance company money back guarantee. Your Atlas Investment Representative will be happy to provide you with more information and discuss how Atlas Tax-Deferred Annuities can work for you. Call your Atlas Representative today, or 1-800-933-ATLAS for the name of an Atlas Representative near you.

                 THE INVESTMENTS YOU WANT FROM THE PEOPLE YOU TRUST

        As a sister company of World savings and a member of the $35 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products, personal service and caring professional advice you've come to expect from World.

        We thank you for your continued trust in Atlas and look forward to serving you for many years to come.

Sincerely,

[MARION O. SANDLER SIGNATURE]

(Mrs.) Marion O. Sandler
President and Chief Executive Officer

(1) Lipper Analytical Services, Inc., ranked the Fund 6 out of 187 for total return for six months, 17 out of 177 for one year, and 29 out of 77 for five years ended 6/30/97 for the General U.S. Government Fund category.
(2) Lipper Analytical Services, Inc. ranked the Fund 28 out of 68 for total return for one year ended 6/30/97 for the Multi-Sector Income Fund category.
(3) Lipper Analytical Services, Inc. ranked the Fund 12 out of 201 for total return for six months and 16 out of 175 for the one year ended 6/30/97 for the Global Fund category.

Atlas Stock and Bond Fund Total Returns      for the periods ended June 30, 1997
--------------------------------------------------------------------------------






                                               Class A Shares                                    Class B Shares (1)
                           ----------------------------------------------------------  --------------------------------------------
                                12 Months             5 Years       Inception To Date       12 Months          Inception To Date
                           ------------------    -----------------  -----------------  --------------------   ---------------------
                           at       with         at      with       at      with       without     with       without     with
                           net      maximum      net     maximum    net     maximum    deferred    deferred   deferred    deferred
                           asset    sales        asset   sales      asset   sales      sales       sales      sales       sales
                           value    charge(2)    value   charge(2)  value   charge(2)  charge      charge(3)  charge      charge(3)
                           %        %            %       %          %       %          %           %          %           %
------------------------------------------------------------------------------------------------------------------------------------
Bond Funds:

California Insured
Intermediate
 Municipal(4)...........    6.29    3.10        N.A.     N.A.       5.11       4.33       5.47        2.47       5.09       4.48

National Insured
Intermediate
Municipal(4)...........     6.12    2.93        N.A.     N.A.       5.05       4.27       5.38        2.38       5.02       4.41

U.S. Government
Intermediate(5)........     6.84    3.64        N.A.     N.A.       4.51       3.84       6.05        3.05       5.10       4.49

California
Municipal Bond(6)......     7.55    4.32        6.29     5.65       7.68       7.24       7.02        4.02       5.88       5.28

National
Municipal Bond(7)......     7.54    4.32        6.50     5.85       7.87       7.43       7.10        4.10       6.19       5.59

U.S. Government
and Mortgage
Securities(8)..........     8.37    5.12        6.20     5.55       8.12       7.68       7.83        4.83       7.66       7.08

Strategic Income(9)....    13.34    9.94        N.A.     N.A.      11.99       8.97      12.31        9.31      11.04       9.27


STOCK FUNDS:

Balanced(10)...........    18.38   14.83        N.A.     N.A.      12.64      11.73      17.68       14.68      16.53      16.04

Growth and
Income(11).............    20.64   17.02       15.96    15.26      16.72      16.18      20.01       17.01      23.06      22.62

Strategic Growth(10)...    31.18   27.25        N.A.     N.A.      18.55      17.59      30.61       27.61      23.01      22.57

Global Growth(12)......    29.19   25.31        N.A.     N.A.      25.80      22.56      28.26       25.26      24.92      23.27

Emerging Growth(13)....     N.A.    N.A.        N.A.     N.A.      24.40(13)  20.67(13)   N.A.        N.A.      24.20(15)  21.20(13)



 (1) 7/1/94 inception for all Class B shares, except for Strategic Income, Global Growth, and Emerging Growth

 (2) Maximum sales charge is 3%

 (3) Assumes complete redemtion at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge

 (4) 6/1/93 inception

 (5) 10/5/92 inception

 (6) 1/24/90 inception

 (7) 1/26/90 inception

 (8) 1/19/90 inception

 (9) 5/20/96 inception

(10) 10/1/93 inception

(11) 12/5/90 inception

(12) 4/30/96 inception

(13) Total return is aggregate since 4/30/97 inception

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
UNITED STATES TREASURY
  BILLS - 55.20%
  4.63% - 4.95% due
    07/17/97 - 10/09/97.............  $   19,661,000     $ 19,583,190
  5.01% - 5.31% due
    08/14/97 - 09/18/97.............      17,574,000       17,409,306
                                                           ----------
  Total United States Treasury Bills (cost:
    $36,992,496)                                           36,992,496
                                                           ----------
UNITED STATES TREASURY
  NOTES - 44.93%
  5.63% due 08/31/97 - 10/31/97.....      14,000,000       14,214,786
  7.38% - 8.75% due
    10/15/97 - 11/15/97.............      15,500,000       15,892,603
                                                           ----------
  Total United States Treasury Notes (cost:
    $30,107,389)                                           30,107,389
                                                           ----------
TOTAL SECURITIES (COST: $67,099,885) - 100.13%             67,099,885
OTHER ASSETS AND LIABILITIES, NET - (.13)%                    (86,467)
                                                           ----------
NET ASSETS - 100.00%                                     $ 67,013,418
                                                           ==========


Atlas California Municipal Money Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 10.36%
  Contra Costa, Water Authority,
   3.55% due 08/04/97...............  $      500,000     $    500,000
  Los Angeles, Metro Transportation
   Authority, 3.55% due 08/07/97....       1,000,000        1,000,000
  Los Angeles, Wastewater System,
   3.85% due 09/12/97...............       1,000,000        1,000,000
  Sacramento, Municipal Utility
   District, Series I, 3.65% due
   09/24/97.........................       1,500,000        1,500,000
  University of California Regents,
   Series A, 3.70% due 09/10/97.....       1,000,000        1,000,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost:
   $5,000,000)                                              5,000,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 27.10%
  California Housing Finance Agency,
   Revenue Home Mortgage, Series A,
   MBIA Insured, 4.00% due
   08/01/97.........................       1,200,000        1,200,132
  California State, General
   Obligation Unlimited, MIGI, 11%
   due 03/01/98.....................         500,000          522,870
  Conejo Valley, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4.25% due
   07/02/98.........................       1,000,000        1,004,320
  Contra Costa, Water Authority,
   Series A, FGIC Insured, 4.30% due
   10/01/97.........................         500,000          500,732
  Lemoore, Unified High School
   District, AMBAC Insured, 4% due
   01/01/98.........................         110,000          110,000
  Los Angeles, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4.50% due
   07/01/98.........................       1,000,000        1,006,740
  Los Angeles County, Unified School
   District, Transportation
   Commission Sales Tax Revenue,
   Series B, 4.50% due 09/30/97.....       1,000,000        1,001,932
  Los Angeles County, Public Works
   Financing Authority, Lease
   Revenue, MBIA Insured, 3.80% due
   12/01/97.........................         500,000          500,070

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Los Angeles, Wastewater System
   Revenue, 8.125% due 11/01/97.....  $      300,000     $    310,125
  Oakland, Refunding Revenue, Spl -
   Series A, FGIC Insured, 6.90% due
   08/01/97.........................         200,000          200,566
  Oxnard, School District Refunding,
   MBIA Insured, 4% due 02/01/98....         105,000          105,056
  Rio Linda, Unified School
   District, FSA Insured, 4% due
   08/01/97.........................         315,000          315,127
  Sacramento County, Tax and Revenue
   Anticipation Notes, 4.50% due
   09/30/97.........................       1,000,000        1,001,526
  San Diego, Regional Building
   Authority Lease Revenue, Mts
   Tower Project, Series A, 7.70%
   due 11/01/97.....................         200,000          206,494
   Series A, 7.75% due 11/01/97.....         200,000          206,699
  San Diego County, Regional
   Transportation Commission Sales
   Tax Revenue, Second Senior Sales
   Tax, Series A, FGIC Insured, 5%
   due 04/01/98.....................         300,000          302,558
  San Diego County, Tax And Revenue
   Anticipation Notes, 4.375% due
   09/30/97.........................       2,000,000        2,002,876
  San Francisco City & County, Sewer
   Revenue, AMBAC Insured, Series B,
   7.25% due 10/01/97...............         350,000          358,317
  San Juan, Unified School District,
   COP, 4% due 06/01/98.............         525,000          525,690
  Southern California Public Power
   Authority, Power Project, Series
   A, 6.60% due 07/01/97............       1,100,000        1,100,036
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding, Chevron USA,
   Inc. Project, 4% due 05/15/98....         300,000          300,379
  Walnut Valley, Unified School
   District, FGIC Insured, 5.65% due
   08/01/97.........................         100,000          100,152
  West & Cent Basin Financing
   Authority, AMBAC Insured, 4.75%
   due 08/01/97.....................         200,000          200,173
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost:
   $13,082,570)                                            13,082,570
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 66.76%
  ABAG Finance Authority for
   Nonprofit Corps, University of
   California Project, 4.10% due
   12/01/01.........................       1,000,000        1,000,000
  Alameda-Contra Costa, School
   Financing Authority, 4.00% due
   07/01/16.........................       1,000,000        1,000,000
  Alameda-Contra Costa, School
   Financing Authority, COP-C, 4.00%
   due 07/01/25.....................       1,000,000        1,000,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP,
   FGIC Insured, 4.00% due
   07/01/20.........................         700,000          700,000
  Foothill/Eastern Corridor Agency
   California Toll Road Revenue,
   Series C, 3.90% due 01/02/35.....       1,800,000        1,800,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Glendale, Revenue Reliance
   Development, Public Parking,
   3.90% due 12/01/14...............  $      500,000     $    500,000
  Lassen Municipal Utility District,
   Revenue Refunding, Series A, AMT,
   FSA Insured, 4.20% due
   05/01/08.........................       1,000,000        1,000,000
  Los Angeles, Community Development
   Commission, COP, Willowbrook
   Project, 3.90% due 11/01/15......         300,000          300,000
  Los Angeles, Community
   Redevelopment Agency, COP,
   Baldwin Hills Public Park, 3.90%
   due 12/01/14.....................         600,000          600,000
  Los Angeles, Multi-Family Housing
   Revenue, Masselin Manor, 4.05%
   due 07/01/15.....................         100,000          100,000
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines, Los Angeles
   International Airport, Series A,
   4.10% due 12/01/24...............         100,000          100,000
   Series B, 4.10% due 12/01/24.....         100,000          100,000
   Series D, 4.10% due 12/01/24.....         500,000          500,000
   Series E, 4.10% due 12/01/24.....         300,000          300,000
   Series F, 4.10% due 12/01/24.....         300,000          300,000
  Los Angeles County, Metro
   Transportation Authority Sales
   Tax Revenue, Series A, 4% due
   07/01/20.........................         300,000          300,000
  Los Angeles County, Pension
   Obligation, Series C, AMBAC
   insured, 3.90% due 06/30/07......         400,000          400,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles
   International Airport, AMT, 4.15%
   due 12/01/25.....................       2,400,000        2,400,000
  Northern California Power Agency
   Public Power Revenue Refunding,
   Geothermal Project 3, Series A,
   AMBAC Insured, 3.90% due
   07/01/05.........................       1,500,000        1,500,000
  Otay, Water District, COP, Capital
   Projects, 3.90% due 09/01/26.....         700,000          700,000
  Palm Springs, Community
   Redevelopment Agency, COP,
   Project #10, 3.90% due
   12/01/14.........................         400,000          400,000
   Project #8, 3.90% due 12/01/14...       1,000,000        1,000,000
  Riverside, Multi-Family Revenue
   Refunding, Sierra Apartments,
   Series A, 4.10% due 06/01/05.....         500,000          500,000
  Sacramento County, COP,
   Administrative Center and Court
   House Project, 3.90% due
   06/01/20.........................         900,000          900,000
  Sacramento, Multi-Family Housing
   Revenue, Smoke Tree Apartments,
   Series A, 4% due 04/15/10........       1,000,000        1,000,000

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  San Bernardino County, Industrial
   Development Revenue, Tower
   Industries, Series IV, AMT, 4.10%
   due 12/01/06.....................  $      875,000     $    875,000
  San Diego County, Multi-Family
   Housing Revenue, Country Hills,
   Series A, 4% due 08/15/13........         280,000          280,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series A,
   AMT, 4.10% due 11/01/17..........       1,600,000        1,600,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   B, MBIA Insured, 4.05% due
   07/01/05.........................         800,000          800,000
   Children's Hospital, MBIA
   Insured, 4% due 11/01/21.........         100,000          100,000
   Enloe Memorial Hospital, Series
   A, 3.90% due 01/01/16............         200,000          200,000
   Multi-Family Housing III, Series
   B, AMT, 4.20% due 05/01/39.......       1,600,000        1,600,000
   Pool Program, Series 1990A, 4%
   due 09/01/20.....................         600,000          600,000
  State Pollution Control Financing
   Authority, Industrial Development
   Revenue, Southdown, Inc., 3.90%
   due 4/15/98......................         300,000          300,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding, Delano
   Project, AMT, 4.25% due
   8/01/19..........................         300,000          300,000
   Pacific Gas & Electric, Series B,
   AMT, 4% due 12/01/16.............       1,000,000        1,000,000
   Rocklin, Series B, AMT, 4.25% due
   06/01/17.........................         100,000          100,000
   Southdown, Inc., Series B, 3.90%
   due 02/15/98.....................         395,000          395,000
   Southdown, Inc., Series B, 3.90%
   due 09/15/98.....................         900,000          900,000
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue Refunding, Burney Forest
   Products Project, Series A, AMT,
   3.95% due 09/01/20...............         300,000          300,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development, Encore Video, AMT,
   4.10% due 08/01/07...............         300,000          300,000
   Florestone, AMT, 4.10% due
   05/01/09.........................         830,000          830,000
   Karcher Property Project, Series
   C, AMT, 4.05% due 12/01/19.......       1,000,000        1,000,000
   Setton Properties Project, AMT,
   4.15% due 10/01/10...............       1,000,000        1,000,000

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
   Staub Project, Series A, AMT,
   4.10% due 08/01/02...............  $      640,000     $    640,000
   Tri-Valley Industrial
   Development, Series F, AMT, 4.05%
   due 12/01/10.....................         700,000          700,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
    $32,220,000)                                           32,220,000
                                                           ----------
TOTAL SECURITIES (COST: $50,302,570) - 104.22%             50,302,570
OTHER ASSETS AND LIABILITIES, NET - (4.22)%                (2,037,795)
                                                           ----------
NET ASSETS - 100.00%                                     $ 48,264,775
                                                           ==========

Atlas National Municipal Money Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 3.90%
  West Virginia, Public Energy
   Authority, Energy Revenue,
   Morgantown Association Project,
   AMT, 3.90% due 07/01/17..........  $      300,000     $    300,000
                                                           ----------
  Total Tax-Exempt Commercial Paper (cost: $300,000)          300,000
                                                           ----------
FIXED RATE BONDS AND NOTES - 53.97%
  Arizona State, COP, Series C, FSA
   Insured, 4.70% due 11/01/97......         150,000          150,429
  Austin, Texas Independent School
   District Refunding, 4.60% due
   08/01/97.........................         250,000          250,148
  Baltimore, Maryland, MBIA Insured,
   9% due 10/15/97..................         250,000          253,655
  Broward County, Florida, Water and
   Sewerage Utilities Revenue, 7.35%
   due 10/01/97.....................         200,000          205,604
  Connecticut State, Series B, 4.10%
   due 09/15/97.....................         100,000          100,069
  Douglas County, Colorado, School
   District North Region 1, COP,
   MBIA Insured, 4.70% due
   12/15/97.........................         160,000          159,987
  East Orange, New Jersey, FSA
   Insured, 5.10% due 08/01/97......         100,000          100,076
  Fargo, North Dakota, Refunding,
   Series B, 3.80% due 07/01/97.....         100,000          100,000
  Indian River County, Florida,
   AMBAC Insured, 3.75% due
   07/01/97.........................         100,000          100,000
  Lancaster, Pennsylvania, School
   District, FGIC Insured, 5.60% due
   11/01/97.........................         100,000          100,563
  Las Cruces, New Mexico, School
   District, MBIA Insured, 6.625%
   due 08/01/97.....................         220,000          220,488
  Maryland State, Department of
   Transportation, 6.30% due
   11/01/97.........................         100,000          100,809
  Missouri State, Third St.
   Building, Series A, 7.00% due
   08/01/97.........................         300,000          306,759
   7.125% due 08/01/97..............         100,000          102,263


Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Neptune Beach, Florida, Water and
   Sewerage Revenue, FGIC Insured,
   4.90% due 10/01/97...............  $      105,000     $    105,178
  New Hampshire, Higher Educational
   and Health Finance Authority,
   Concord Hospital Issue, AMBAC
   Insured, 3.85% due 10/01/97......         300,000          300,061
  Niles, Illinois, Public Library
   District, FSA Insured, 5.60% due
   12/01/97.........................         100,000          100,724
  Sanford, Florida, Water and Sewer
   Revenue, AMBAC Insured, 7% due
   10/01/97.........................         120,000          122,613
  Texas State Tax and Revenue
   Anticipation Notes, 4.75% due
   08/29/97.........................         200,000          200,481
  Thornton, Colorado, Development
   Authority Tax Increment, MBIA
   Insured, 3.90% due 12/01/97......         265,000          264,981
  University of Texas, Permanent
   University Fund Refunding, 4% due
   07/01/97.........................         100,000          100,000
  Washington State Refunding, Series
   R-92C, 4.90% due 09/01/97........         100,000          100,176
  Wichita, Kansas, Sales Tax, 4.50%
   due 10/01/97.....................         250,000          250,280
  Will County, Illinois, Public
   Building Commission, FGIC
   Insured, 5% due 12/01/97.........         350,000          351,840
                                                           ----------
  Total Fixed Rate Bonds and Notes (cost:
    $4,147,184)                                             4,147,184
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 49.38%
  Alaska Industrial Development and
   Export Authority, AMT, 4.20% due
   05/01/09.........................         200,000          200,000
  Clark County, Arkansas, Solid
   Waste Disposal Reynolds Metals,
   AMT, 4.20% due 08/01/22..........         300,000          300,000
  Dubuque, Iowa, Industrial
   Development Revenue, Swiss Valley
   Farms Co. Project, AMT, 4.25% due
   12/01/01.........................         100,000          100,000
  Florida, Housing Finance Agency,
   Multi-Family Refunding, Series E,
   4.30% due 04/01/26...............         200,000          200,000
  Forsyth, Montana, Pollution
   Control Revenue, Portland General
   Electric, Series C, 4.15% due
   06/01/13.........................         300,000          300,000
  Grapevine, Texas, Industrial
   Development Corp., American
   Airlines, Series A3, 4.10% due
   12/01/24.........................         300,000          300,000
  Illinois, Development Finance
   Authority Revenue, Residential
   Rental, F.C. Harris Pavillion
   Project, AMT, FNMA Insured, 4.25%
   due 04/01/24.....................         200,000          200,000
  Lone Star, Texas, Airport
   Improvement Authority, 4.10% due
   12/01/14.........................         100,000          100,000
  Marion County, West Virginia,
   County Commission Solid Waste
   Disposal Facility Revenue
   Granttown Project, Series A, AMT,
   4.25% due 10/01/17...............         100,000          100,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Morgan State, Utah, Solid Waste
   Disposal, Holman Project, AMT,
   4.20% 08/01/31...................  $      100,000     $    100,000
  Municipal Electric Authority,
   Georgia, Project One, Series E,
   4.20% due 01/10/26...............         200,000          200,000
  Ohio State Air Quality Development
   Authority, AMT, 4.20% due
   04/01/29.........................         200,000          200,000
  Phenix City, Alabama, Industrial
   Development Board Environmental
   Improvement Revenue, AMT, 4.15%
   due 06/01/28.....................         300,000          300,000
  Prairie Du Chien, Wisconsin,
   Industrial Development Revenue,
   Oxford International Ltd., 4.40%
   due 06/01/02.....................         300,000          300,000
  South Carolina Jobs Economic
   Development Authority, Series
   1992, AMT, 4.55% due 12/01/12....         100,000          100,000
  St. Louis, Missouri Industrial
   Development Authority, Service
   Merchandise Corp. Inc. Project
   3.85% due 09/15/98...............         100,000          100,000
  Texas, North Texas Higher
   Education Authority, Inc., Texas
   Student Loan Revenue Refunding
   Series F, AMT, AMBAC Insured,
   4.25% due 04/01/20...............         200,000          200,000
  Utah State Board of Regents,
   Student Loan Revenue, Series C,
   AMT, 4.25% due 11/01/13..........         300,000          300,000
  Winston-Salem, North Carolina,
   COP, Risk Acceptance Management
   Corp., 4.20% due 07/01/09........         195,000          195,000
                                                           ----------
  Total Variable Rate Demand Notes (cost:
    $3,795,000)                                             3,795,000
                                                           ----------
TOTAL SECURITIES (COST: $8,242,184) - 107.25%               8,242,184
OTHER ASSETS AND LIABILITIES, NET - (7.25)%                  (557,197)
                                                           ----------
NET ASSETS - 100.00%                                     $  7,684,987
                                                           ==========

Atlas California Insured Intermediate
Municipal Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 95.11%
  Contra Costa, Transportation
   Authority Sales Tax Revenue,
   Series A, FGIC Insured, 6% due
   03/01/08.........................  $      500,000     $    546,980
  Cupertino Unified School District,
   Series A, FGIC Insured, 6.75% due
   08/01/05.........................         500,000          571,155
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/06......         600,000          682,878
  Encina Financing Joint Powers
   Authority, Wastewater Revenue,
   Series A, AMBAC Insured, 5.50%
   due 08/01/06.....................         400,000          423,424


Atlas California Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Folsom School Facilities Project,
   Series B, FGIC Insured, 6% due
   08/01/98.........................  $      425,000     $    434,958
   6% due 08/01/99..................         225,000          233,912
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured, 7.50% due
   06/01/04.........................         500,000          585,885
   7.50% due 06/01/05...............         715,000          845,609
  Kern High School District
   Refunding, Series A, MBIA
   Insured, 6% due 08/01/04.........         500,000          543,475
  Lincoln Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6% due 09/01/06.........         580,000          634,247
  Los Angeles County, Metropolitan
   Transportation Authority Sales
   Tax Revenue, Proposition C, AMBAC
   Insured,
   Second Series A, 5.90% due
    07/01/06........................         500,000          544,780
   Second Series B, 8% due
    07/01/00........................         500,000          552,485
  Los Angeles County, Public Works
   Financing Authority, Lease
   Revenue Refunding, AMBAC Insured,
   6% due 12/01/07..................         750,000          819,218
  Los Angeles Wastewater System
   Revenue, Series B, AMBAC Insured,
   5.90% due 06/01/03...............         450,000          482,643
  Port of Oakland, Port Revenue,
   Series E, AMT, MBIA Insured, 6%
   due 11/01/02.....................         500,000          534,705
  Puerto Rico, Electric Power
   Authority Power Revenue, MBIA
   Insured, Series W, 6.50% due
   07/01/05.........................         250,000          281,325
   Series Y, 6.50% due 07/01/06.....         500,000          565,840
  Puerto Rico, Public Buildings
   Authority Revenue, Gtd.
   Government Facilities, Series A,
   AMBAC Insured, 6.75% due
   07/01/04.........................         700,000          793,261
  Riverside County Transportation
   Commission, Sales Tax Revenue,
   Series A, AMBAC Insured, 6.625%
   due 06/01/02.....................       1,000,000        1,101,830
   FGIC Insured, 6% due 06/01/09....         400,000          436,704
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC
   Insured, 6% due 07/01/02.........         475,000          509,675
  San Francisco Bay Area Rapid
   Transit District, Sales Tax
   Revenue, FGIC Insured, 6.20% due
   07/01/01.........................         750,000          803,025
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Refunding, Second
   Series Issue 12, FGIC Insured,
   5.625% due 05/01/06..............         500,000          529,385

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas California Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Santa Margarita-Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4,
   and 4A, Series B, MBIA Insured,
   7.25% due 08/01/07...............  $      500,000     $    597,450
  State Housing Finance Agency
   Revenue, Home Mortgage, AMT, MBIA
   Insured, Series L, 5.55% due
   08/01/05.........................         800,000          817,832
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, Southern California
   Edison, Series A, AMT, MBIA
   Insured, 6.90% due 09/01/06......         410,000          435,424
  Tri-City Hospital District Revenue
   Refunding, Series A, MBIA Insured
   6% due 02/15/03..................         700,000          750,547
  Turlock Irrigation District
   Revenue Refunding, Series A, MBIA
   Insured, 5.90% due 01/01/02......          80,000           84,988
   6% due 01/01/07..................       1,000,000        1,093,100
  University of Puerto Rico,
   University Revenue Refunding,
   Series N, MBIA Insured, 6% due
   06/01/99.........................         500,000          517,530
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured, 6% due 08/01/14.........         300,000          324,099
                                                           ----------
  Total Bonds (cost: $17,564,877)                          18,078,369
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 3.16%
  Los Angeles, Regional Airports
   Improvement Authority, AMT, 4.15%
   due 12/01/25.....................         600,000          600,000
                                                           ----------
  Total Variable Rate Demand Notes (cost: $600,000)           600,000
                                                           ----------
TOTAL SECURITIES (COST: $18,164,877) - 98.27%              18,678,369
OTHER ASSETS AND LIABILITIES, NET - 1.73%                     329,759
                                                           ----------
NET ASSETS - 100.00%                                     $ 19,008,128
                                                           ==========

Atlas National Insured Intermediate
Municipal Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 96.50%
  Boulder, Larimer & Weld Counties,
   Colorado, Saint Vrain Valley
   School District RE1J Refunding,
   Series A, MBIA Insured, 5.80% due
   12/15/07.........................  $      500,000     $    525,640
  Cook County, Illinois, Series C,
   FGIC Insured, 6% due 11/15/08....         500,000          542,040
   MBIA Insured, 7.25% due
   11/01/07.........................         620,000          734,787
  Denver, Colorado City and County
   School District 1, COP, Colorado
   Association of Schools, Series B,
   MBIA Insured, 6.75% due
   12/01/12.........................       1,000,000        1,116,490


Atlas National Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount        (note 1)
                                       ------------       ----------
  Denver Metropolitan Major League
   Baseball Stadium District,
   Colorado, Revenue Refunding and
   Improvement, Sales Tax, Series A,
   FGIC Insured, 6% due 10/01/11....  $      600,000     $    642,048
  Eagle, Garfield & Routt Counties,
   Colorado, School District RE50J,
   FGIC Insured, 6.10% due
   12/01/03.........................         400,000          433,700
  Fowlerville, Michigan, Community
   Schools, School District,
   MBIA-SBLF Insured, 6.50% due
   05/01/05.........................         550,000          608,531
  Johnson County, Kansas, Refunding,
   Internal Improvement, Series A,
   FSA Insured, 5.60% due
   09/01/03.........................         500,000          526,285
  Massachusetts, State Construction
   Loan, Series A, FGIC Insured,
   6.90% due 03/01/04...............          30,000           31,200
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities
   Revenue, Series A, MBIA Insured,
   6% due 07/01/07..................         190,000          206,059
  North Reading, Massachusetts,
   Refunding, MBIA Insured, 6.30%
   due 06/15/01.....................         500,000          535,090
  Pennsylvania, State Industrial
   Development Authority Revenue,
   Economic Development, AMBAC
   Insured, 7% due 07/01/06.........         500,000          577,275
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09.........................         425,000          494,258
  Rhode Island, Housing and Mortgage
   Finance Corp., Multi-Family
   Housing, Series A, AMBAC Insured,
   5.55% due 07/01/05...............         500,000          512,650
  Rhode Island, State Refunding,
   Series A, FGIC Insured, 6% due
   06/15/02.........................         500,000          532,305
  Shawnee County, Kansas, Unified
   School District 501, FGIC
   Insured, 7.30% due 02/01/02......         250,000          278,978
  Tarrant County, Texas, Health
   Facilities Development Corp.,
   Health System Revenue Refunding,
   Harris Methodist Health System,
   Series A, AMBAC Insured, 6% due
   09/01/04.........................         750,000          803,520
  Thornton, Colorado, Water
   Refunding, FGIC Insured, 5.65%
   due 12/01/03.....................         600,000          635,472
  University of Colorado, University
   Revenue Refunding, Resh Building
   Revolving Fund, MBIA Insured, 6%
   due 06/01/05.....................         620,000          668,087
  Westminster, Colorado, Sales & Use
   Tax Refunding Revenue, Series A,
   FGIC Insured, 6.25% due
   12/01/12.........................         500,000          542,395
  Wisconsin, State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured, 5.75%
   due 11/15/07.....................         500,000          529,205
                                                           ----------
  Total Bonds (cost: $11,132,735)                          11,476,015
                                                           ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Insured Intermediate
Municipal Fund                                 (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
VARIABLE RATE DEMAND NOTES* - 2.52%
  Grapevine, Texas, Industrial
   Development Corp., American
   Airlines, Series A3, 4.10% due
   12/01/24.........................  $      100,000     $    100,000
  South Carolina, Jobs Economic
   Development Authority, Series
   1992, AMT, 4.55% due 12/01/12....         100,000          100,000
  Southampton County, Virginia,
   Industrial Development Authority,
   Hadson Power, Series 90A, AMT,
   4.55% due 04/01/15...............         100,000          100,000
                                                           ----------
  Total Variable Rate Demand Notes (cost: $300,000)           300,000
                                                           ----------
TOTAL SECURITIES (COST: $11,432,735) - 99.02%              11,776,015
OTHER ASSETS AND LIABILITIES, NET - 0.98%                     116,079
                                                           ----------
NET ASSETS - 100.00%                                     $ 11,892,094
                                                           ==========

Atlas U.S. Government Intermediate Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
U.S. GOVERNMENT AGENCIES - 98.35%
  Federal National Mortgage
   Association 5.38% due 07/29/97...  $       50,000     $     49,492
   5.42% due 09/29/97...............         120,000          117,796
   5.45% due 10/20/97...............          75,000           73,535
   5.50% due 01/01/03...............          89,230           85,215
   6.00% due 04/01/01 - 12/01/02....       2,861,996        2,793,531
   6.50% due 11/01/02...............       1,754,103        1,739,737
   7.00% due 11/01/25...............         736,100          722,614
                                                           ----------
  Total U.S. Government Agencies (cost: $5,691,938)         5,581,920
                                                           ----------
TOTAL SECURITIES (COST: $5,691,938) - 98.35%                5,581,920
OTHER ASSETS AND LIABILITIES, NET - 1.65%                      93,564
                                                           ----------
NET ASSETS - 100.00%                                     $  5,675,484
                                                           ==========

Atlas California Municipal Bond Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 97.18%
  Acalanes Unified High School
   District, Series C, FGIC Insured,
   6.25% due 08/01/14...............  $      500,000     $    522,640
   6.25% due 08/01/15...............         500,000          522,640
  Alameda County, COP, BIG Insured,
   7.25% due 12/01/08...............       1,000,000        1,112,830


Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Anaheim Public Financing
   Authority, Lease Revenue Public
   Improvements Project, Series A,
   FSA Insured, 5.00% due
   03/01/37.........................  $    4,000,000     $  3,595,760
  Benicia Unified School District,
   Series A, AMBAC Insured, 6.85%
   due 08/01/16.....................       1,000,000        1,090,110
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Pre-Refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22......       1,590,000        1,764,375
   Un-Refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22......         660,000          716,536
  Burbank, Glendale, Pasadena
   Airport Authority, Airport
   Revenue Refunding, AMBAC Insured,
   6.40% due 06/01/10...............       2,000,000        2,135,040
  Calleguas Municipal Water
   District, COP, System Improvement
   Project, AMBAC Insured, 6.25% due
   07/01/11.........................       1,680,000        1,830,881
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22.........................       1,250,000        1,153,925
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08.........................       3,600,000        3,857,184
  Cotati-Rohnert Park Unified School
   District, Series A, FGIC Insured,
   6% due 08/01/14..................         845,000          871,136
   6% due 08/01/15..................         905,000          932,992
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24......       1,500,000        1,718,040
  Kern High School District, Series
   1990-C, MBIA Insured, 6.25% due
   08/01/12.........................       1,200,000        1,329,216
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25.........................       2,000,000        1,864,380
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18......         140,000          173,977
  Los Angeles, Wastewater System
   Revenue Refunding, Series A, MBIA
   Insured, 5.875% due 06/01/24.....       2,250,000        2,288,115
   Series B, AMBAC Insured, 6.25%
   due 06/01/12.....................       2,500,000        2,668,250
   Series C, AMBAC Insured, 7% due
   06/01/11.........................       1,000,000        1,067,430
   Series D, MBIA Insured, 6.70% due
   12/01/21.........................       3,000,000        3,292,530
  Los Angeles Convention and
   Exhibition Center Authority
   Refunding, COP Refunding, AMBAC
   Insured, 7% due 08/15/08.........         500,000          549,970

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Los Angeles County, Public Works
   Financing Authority Lease
   Revenue, Series B, MBIA Insured,
   5.25% due 09/01/15...............  $    1,000,000     $    972,550
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C, Second Series A,
   MBIA Insured, 6.25% due
   07/01/13.........................       8,980,000        9,599,350
   Series B, AMBAC Insured, 6.50%
   due 07/01/13.....................       1,750,000        1,889,457
  Los Angeles Department of Water
   and Power, Electric Plant
   Revenue, 7.10% due 01/15/31......         500,000          544,975
   7.125% due 05/15/30..............       1,875,000        2,029,669
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11......       3,000,000        3,253,500
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16..................       2,690,000          922,778
  Marin Municipal Water District
   Water Revenue, MBIA Insured,
   5.65% due 07/01/23...............       2,000,000        1,978,500
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District
   Airport, AMT, AMBAC Insured, 5%
   due 11/01/20.....................       9,500,000        8,635,500
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19......       2,500,000        2,431,650
   Series C, 5% due 07/01/27........       2,000,000        1,831,980
   Series G, 6.50% due 03/01/12.....       2,500,000        2,611,600
  Mountain View Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theater, MBIA
   Insured, 6.25% due 08/01/12......       1,500,000        1,602,735
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75%
   due 08/01/11.....................         925,000          955,340
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series
   A, AMBAC Insured, 7.50% due
   07/01/23.........................          50,000           62,265
   MBIA Insured, 6.25% due
   07/01/12.........................       1,500,000        1,602,765
  Oakland Redevelopment Agency,
   Revenue Refunding, Pension
   Financing, Series A, FGIC
   Insured, 7.60% due 08/01/21......       1,250,000        1,319,862
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, 3,
   5, 6, 7, and 11, Series B, FGIC
   Insured, 6% due 08/01/16.........       2,000,000        2,163,620
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18....       1,250,000        1,230,575
  Pleasanton Unified School
   District, Series F, FGIC Insured,
   6.25% due 08/01/14...............         570,000          600,244
   6.25% due 08/01/15...............         610,000          642,367
   6.25% due 08/01/16...............         650,000          684,489
  Puerto Rico Commonwealth
   Refunding, MBIA Insured, 6.25%
   due 07/01/12.....................       1,000,000        1,111,760

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Puerto Rico Public Buildings
   Authority Revenue, Series A,
   AMBAC Insured, 6.25% due
   07/01/14.........................  $    1,000,000     $  1,110,360
  Redding Joint Powers Financing
   Authority, Electric Systems
   Revenue Refunding, Series A, MBIA
   Insured, 5.25% due 06/01/15......       2,000,000        1,963,480
  Riverside Electric Revenue, 6% due
   10/01/15.........................       1,500,000        1,531,365
  Rural Home Mortgage Financing
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27.....................       1,205,000        1,340,791
  Sacramento Municipal Utility
   District Electric Revenue
   Refunding, Series Z, FGIC
   Insured, 6.45% due 07/01/10......       2,500,000        2,687,125
  San Bernardino County, COP,
   Medical Center Financing Project,
   MBIA Insured, 5% due 08/01/28....       1,500,000        1,357,890
  San Bernardino County
   Transportation Authority Sales
   Tax Revenue, Series A, FGIC
   Insured, 6% due 03/01/10.........       2,500,000        2,661,675
  San Bernardino Health Care System
   Revenue, Sisters of Charity,
   Series A, 7% due 07/01/21........       3,230,000        3,600,772
  San Diego Public Safety
   Communication Project, 6.50% due
   07/15/09.........................       1,525,000        1,737,463
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   5.50% due 06/15/13...............       1,145,000        1,157,458
   Series E, 6.50% due 06/15/11.....       2,220,000        2,341,456
  San Francisco City and County
   Airports Commission,
   International Airport Revenue
   Refunding, Second Series, Issue
   1, AMBAC Insured, 6.30% due
   05/01/11.........................       3,000,000        3,222,090
   6.50% due 05/01/13...............       2,000,000        2,170,500
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A, 6%
   due 11/01/15.....................       1,000,000        1,029,280
   6.50% due 11/01/17...............       1,000,000        1,104,840
  San Francisco City and County
   Sewer Revenue Refunding, AMBAC
   Insured, 6% due 10/01/11.........       2,280,000        2,394,433
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue, 0% due 01/01/07.........       1,000,000          837,100
   0% due 01/01/09..................       1,000,000          848,160
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20....       2,500,000        2,297,775
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20.........................       2,000,000        1,974,720
  Santa Clara Electric Revenue,
   Series A, MBIA Insured, 6.25% due
   07/01/19.........................       3,750,000        4,003,687

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Santa Clara Local Government
   Finance Authority Revenue
   Refunding, BIG Insured, 7.25% due
   02/01/13.........................  $      250,000     $    267,115
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement Districts 3, 3A, 4,
   and 4A, Series B, MBIA Insured,
   7.25% due 08/01/13...............       2,000,000        2,416,800
  Santa Monica, Malibu Unified
   School District, Public School
   Facilities Reconstruction
   Projects A, 6.90% due 08/01/11...         500,000          550,080
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11.........................       2,035,000        2,092,713
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A,
   6.625% due 10/01/05..............         600,000          655,308
  Southern California Public Power
   Authority Transmission Project
   Revenue Refunding, Southern
   Transportation System, 5.75% due
   07/01/10.........................       2,000,000        2,020,140
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10..................       1,000,000        1,048,180
  State, Refunding, AMBAC Insured,
   5.25% due 06/01/21...............       1,000,000          957,940
  State, Various Purpose, 6.125% due
   10/01/11.........................       1,000,000        1,098,570
  State Department of Water
   Resources Central Valley Project
   Revenue,
   Series J-2, 6.125% due
   12/01/13.........................       2,225,000        2,324,213
   Series J-3, 5.50% due 12/01/23...       3,000,000        2,906,490
   Series O, 5% due 12/01/15........       2,000,000        1,880,600
   Series O, 4.75% due 12/01/25.....       2,000,000        1,731,540
  State Educational Facilities
   Authority Revenue Refunding,
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14......       2,595,000        2,724,049
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18......       3,255,000        3,284,262
  State Health Facilities Financing
   Authority Revenue Refunding,
   Adventist Health System West,
   Series B, MBIA Insured, 6.40% due
   03/01/02.........................       1,000,000        1,080,890
   Sutter Health Systems, Series A,
   AMBAC-TCRS Insured, 6.70% due
   01/01/13.........................       1,000,000        1,040,680
  State Housing Finance Agency
   Revenue Home Mortgage, Series H,
   AMT, 6.15% due 08/01/16..........       2,020,000        2,057,249
   Series K, MBIA Insured, 6.15% due
   08/01/16.........................       3,000,000        3,094,710
   Series Q, MBIA Insured, 5.85% due
   08/01/16.........................       1,000,000        1,019,040

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  State Housing Finance Agency
   Revenue, Multi-Family Housing,
   Series B, AMT, AMBAC Insured,
   6.05% due 08/01/16...............  $    2,000,000     $  2,027,280
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue,
   Pacific Gas & Electric Co.,
   Series B, MBIA Insured, 5.85% due
   12/01/23.........................       2,000,000        2,009,120
   Southern California Edison, AMT,
   MBIA Insured, 6.90% due
   12/01/17.........................       1,000,000        1,084,720
  State Public Works Board, Lease
   Revenue, Department of
   Corrections, AMBAC Insured,
   Series A, 5.25% due 01/01/21.....       2,000,000        1,914,160
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA
   Insured, 6.75% due 11/15/21......       1,000,000        1,115,430
  Turlock Irrigation District
   Revenue Refunding, Series A, MBIA
   Insured, 6% due 01/01/10.........       1,000,000        1,087,280
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14...............       4,000,000        4,510,840
  Watsonville Water Revenue
   Refunding, Series A, MBIA
   Insured, 6% due 05/15/16.........       1,915,000        1,987,598
                                                           ----------
  Total Bonds (cost: $164,951,352)                        175,094,905
                                                           ----------
VARIABLE RATE DEMAND NOTES* - 1.22%
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines - LAX,
   Series B, 4.10% due 12/01/24.....         100,000          100,000
   Series D, 4.10% due 12/01/24.....         100,000          100,000
   Series F, 4.10% due 12/01/24.....         100,000          100,000
   4.10% due 12/01/25...............         200,000          200,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles
   International Airport, AMT, 4.15%
   due 12/01/25.....................         200,000          200,000
  Moorpark Multi-Family Revenue,
   LeClub Apartments Project, Series
   A, 4.05% due 11/01/15............         300,000          300,000
  Palm Springs Community
   Redevelopment Agency, Project #2,
   3.90% due 12/01/14...............         300,000          300,000
  State Educational Facilities
   Authority Revenue Refunding,
   Foundation for Educational
   Achievement, Series A, 4.15% due
   07/01/26.........................         800,000          800,000

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue Refunding, Burney Forest
   Products Project, AMT, 3.95% due
   09/01/20.........................  $      100,000     $    100,000
                                                           ----------
  Total Variable Rate Demand Notes (cost $2,200,000)        2,200,000
                                                           ----------
TOTAL SECURITIES (COST: $167,151,352) - 98.40%            177,294,905
OTHER ASSETS AND LIABILITIES, NET - 1.60%                   2,873,349
                                                           ----------
NET ASSETS - 100.00%                                     $180,168,254
                                                           ==========

Atlas National Municipal Bond Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
BONDS - 97.00%
  Adams County, Colorado, School
   District 12, Thornton, Series A,
   MBIA Insured, 6.75% due
   12/15/07.........................  $    1,065,000     $  1,233,217
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured,
   6.10% due 10/01/13...............       1,000,000        1,048,380
  Anchorage, Alaska, Electric
   Utility Revenue Refunding, Senior
   Lien, MBIA Insured, 8% due
   12/01/10.........................         985,000        1,240,214
  Boulder, Larimer & Weld Counties,
   Colorado, Saint Vrain Valley
   School District RE1J Refunding,
   Series A, MBIA Insured, 5.80% due
   12/15/07.........................       1,500,000        1,576,920
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19..............       1,150,000        1,102,965
  Central Coast Water Authority,
   California Revenue Refunding
   State Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22.........       1,000,000          923,140
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement,
   7.25% due 12/01/12...............       1,500,000        1,811,655
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B,
   6.50% due 11/15/13...............       2,500,000        2,716,575
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue,
   Board of Education, Series A,
   MBIA Insured,
   7.125% due 01/01/15..............         125,000          136,148
  Cleveland, Ohio, Waterworks
   Revenue First Mortgage Refunding,
   Series F-92B, AMBAC Insured,
   6.25% due 01/01/16...............       1,000,000        1,062,520
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT,
   7.40% due 11/01/27...............       1,000,000        1,109,440


Atlas National Municipal Bond Fund            (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A,
   6.50% due 11/15/15................  $    2,000,000     $  2,151,120
  Cumberland County, New Jersey,
   Improvement Authority, Solid Waste
   Disposal Revenue, FGIC Insured, 6%
   due 01/01/01......................         500,000          521,325
  Dallas, Fort Worth, Texas, Regional
   Airport Revenue, Joint
   Dallas-Fort, AMT, MBIA Insured,
   5.50% due 11/01/23................       1,500,000        1,445,370
  Georgia, Municipal Electric
   Authority Power Revenue, Series O,
   8.125% due 01/01/17...............          50,000           51,971
  Harris County, Texas Toll Road,
   Senior Lien, FGIC Insured, 5.375%
   due 08/15/20......................       1,000,000          957,220
  Illinois Health Facilities
   Authority Revenue Refunding,
   Sherman Hospital Project MBIA
   Insured, 6.75% due 08/01/11.......       1,000,000        1,078,320
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured, 7.25% due
   07/01/12..........................          50,000           55,008
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT,
   7.10% due 01/15/17................         500,000          551,850
  Jacksonville, Florida, Electric
   Authority Revenue Refunding, Saint
   John's River Project, Issue 2,
   Series 5,
   6.50% due 10/01/14................         500,000          531,710
  Kansas City, Kansas, Utility System
   Revenue Refunding and Improvement,
   FGIC Insured, 6.375% due
   09/01/23..........................       1,500,000        1,626,870
  Kern, California High School
   District, Series 1990-C Election,
   MBIA Insured,
   6.25% due 08/01/10................         545,000          605,936
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................       1,740,000        2,057,202
  Lansing, Illinois, Refunding, FGIC
   Insured, 8.25% due 12/01/07.......          25,000           25,952
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................       1,400,000        1,452,066
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................         600,000          673,698
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................         500,000          544,295
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project, Series A, 7.25%
   due 06/15/05......................         250,000          288,415
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08.....         500,000          526,225
  Mississippi Higher Education
   Assistance Corp. Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................         950,000          981,663

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund            (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14...............  $    1,000,000     $  1,041,290
  New York City, New York, Series F,
   6% due 08/01/11..................         500,000          512,585
  New York City, New York, Series I,
   5.875% due 03/15/14..............         500,000          504,100
  New York City, New York, Series L,
   5.75% due 08/01/12...............         500,000          500,835
  New York City, New York, Municipal
   Water Finance Authority, Water &
   Sewer System Revenue, Series B,
   FGIC Insured, 7.625% due
   06/15/17.........................         125,000          131,279
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due
   12/01/05.........................         150,000          160,532
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16.........................       1,000,000          959,660
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series
   A, MBIA Insured,
   6.25% due 07/01/12...............         750,000          801,383
  Red River Authority, Texas,
   Pollution Control Revenue,
   Hoechst Celanese Corp. Project,
   AMT,
   6.875% due 04/01/17..............       1,500,000        1,611,705
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC
   Insured,
   6.45% due 07/01/10...............         600,000          644,910
  Springfield, Illinois, General
   Obligation,
   6.30% due 12/01/13...............         100,000          104,826
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured,
   6.90% due 08/01/21...............         500,000          590,545
  Tacoma, Washington, Electric
   System Revenue, 7.50% due
   01/01/12.........................         100,000          107,590
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United
   Technologies Corp., Series B,
   6.10% due 08/01/14...............       1,000,000        1,043,270
  Texas Health Facilities
   Development Corp. Hospital
   Revenue, Cook-Fort Worth
   Children's Center Refunding, FGIC
   Insured, 6.25% due 12/01/12......       1,000,000        1,056,970
  Tulsa, Okahama, Airport
   Transportation Revenue, American
   Airlines, Inc., AMT,
   7.375% due 12/01/20..............       2,000,000        2,149,720
  University of Maryland, System
   Auxiliary Facility and Tuition
   Revenue, Series A,
   6.30% due 02/01/10...............         500,000          536,620
  Utah State Board of Regents
   Student Loan Revenue, Series N,
   AMT, AMBAC Insured, 5.90% due
   11/01/07.........................       1,000,000        1,051,260
  Vallejo, California, Revenue,
   Water Improvement Project, Series
   B, FGIC Insured, 6.50% due
   11/01/14.........................       1,000,000        1,127,710

Atlas National Municipal Bond Fund            (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 1 Revenue
   Pre-Refunded, Series A, 7.50% due
   07/01/15..........................  $      155,000     $    167,767
   Nuclear Project 1 Revenue
     Un-Refunded, Series A, 7.50% due
     07/01/15........................         105,000          113,649
   Nuclear Project 2 Revenue
     Refunding, Series A, 7.25% due
     07/01/06........................         500,000          572,635
   Nuclear Project 2 Revenue
     Refunding, Series B, 7% due
     07/01/12........................         140,000          153,048
   Nuclear Project 3 Revenue
     Refunding, Series B, 7.20% due
     07/01/99........................         250,000          262,958
  Wayne Charter County, Michigan,
   Airport Revenue Sub. Lien, Detroit
   Metro Airport, Series A, MBIA
   Insured,
   6.50% due 12/01/11................         500,000          550,410
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured,
   7.25% due 07/01/15................          50,000           55,008
  Westminster, Colorado, Sales & Use
   Tax Refunding Revenue, Series A,
   FGIC Insured, 6.25% due
   12/01/12..........................       1,000,000        1,084,790
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured, 6% due
   11/15/10..........................       1,000,000        1,076,350
                                                            ----------
  Total Bonds (cost: $46,003,396)                           48,760,795
                                                            ----------
VARIABLE RATE DEMAND NOTES* - 4.57%
  Grapevine, Texas, Industrial
   Development Corp., American
   Airlines, Series A1,
   4.10% due 12/01/24................         100,000          100,000
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines-LAX,
   Series E, 4.10% due 12/01/24......         200,000          200,000
   4.10% due 12/01/25................         600,000          600,000
  Los Angeles International Airport,
   AMT,
   4.15% due 12/01/25................         100,000          100,000
  Phenix City, Alabama, Industrial
   Development Board Environmental
   Improvement Revenue, AMT,
   4.15% due 06/01/28................       1,300,000        1,300,000
                                                            ----------
  Total Variable Rate Demand Notes (cost: $2,300,000)        2,300,000
                                                            ----------
TOTAL SECURITIES (COST: $48,303,396) - 101.57%              51,060,795
OTHER ASSETS AND LIABILITIES, NET - (1.57)%                  (791,394)
                                                            ----------
NET ASSETS - 100.00%                                      $ 50,269,401
                                                            ==========

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
U.S. GOVERNMENT AGENCIES - 99.18%
  Federal Home Loan Mortgage Corp.,
   7.00% due 2023-2027...............  $    9,925,305     $  9,749,896
   7.50% due 2023-2024...............      19,465,725       19,636,288
   8.00% due 2024-2026...............      13,955,690       14,312,815

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas U.S. Government and
Mortgage Securities Fund                       (continued)
--------------------------------------------------------------
                                                            value
                                       face amount         (note 1)
                                       ------------       ----------
   8.50% due 2017-2026..............  $    4,210,220     $  4,394,819
   9.00% due 2017-2024..............       6,662,784        7,086,039
   9.50% due 2016-2021..............       1,473,081        1,583,477
   10.00% due 2015-2020.............         135,450          148,081
   10.50% due 2018-2020.............          97,791          107,998
  Federal National Mortgage
   Association 6.50% due
   2023-2026........................         880,452          843,172
   7.00% due 2025-2026..............      18,085,106       17,738,605
   7.50% due 2026-2027..............      31,951,981       32,024,461
   8.00% due 2024-2026..............      72,062,481       73,714,127
   8.50% due 2014-2027..............      11,010,594       11,446,987
   9.00% due 2021-2025..............       7,700,593        8,150,774
   9.50% due 2020...................          56,720           60,962
  Government National Mortgage
   Association 7.50% due
   2022-2024........................       7,589,868        7,653,923
   8.00% due 2023-2025..............       2,670,535        2,742,294
   8.50% due 2016-2020..............         107,424          113,236
                                                           ----------
Total U.S. Government Agencies (cost: $209,038,579)       211,507,954
                                                           ----------
SHORT-TERM INVESTMENTS - 17.01%
  6.02% FNMA Floating Collateralized
   Mortgage Obligation due 1998.....         237,540          237,984
  6.12% FNMA Floating Collateralized
   Mortgage Obligation due 1998.....         288,663          289,292
  6.20% FHLMC Floating
   Collateralized Mortgage
   Obligation due 1999..............         480,113          481,313
  6.32% FNMA Floating Collateralized
   Mortgage Obligation due 1999.....         606,057          609,845
  Repurchase Agreement dated June 9,
   1997 with Smith Barney, Inc.,
   effective yield of 5.55%, due
   July 14, 1997 with respect to
   $19,176,934 FNMAs, 6.00%,
   February 1, 2009 with a value of
   $18,397,871 (g)..................      18,000,000       18,052,725
  Repurchase Agreement dated June
   30, 1997 with UBS Securities LLC,
   effective yield of 6.125%, due
   July 1, 1997 with respect to
   $16,349,718 FNMAs, 6.521%,
   September 1, 2026 with a value of
   $16,932,177......................      16,600,000       16,602,824
                                                           ----------
  Total Short-Term Investments (cost: $36,270,923)         36,273,983
                                                           ----------
TOTAL SECURITIES (COST: $245,309,502) - 116.19%           247,781,937
OTHER ASSETS AND LIABILITIES, NET - (16.19)%              (34,518,878)
                                                           ----------
NET ASSETS - 100.00%                                     $213,263,059
                                                           ==========


Atlas Strategic Income Fund
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
CERTIFICATES OF DEPOSIT - .42%
  Standard Charted Bank, London, CD,
   8.04% due 12/17/97(l) (KRW)......  $      100,000     $     99,851
   8.63% due 06/30/98(l) (KRW)......          50,000           50,000
                                                           ----------
  Total Certificates of Deposit (cost: $150,000)              149,851
                                                           ----------
MORTGAGE-BACKED OBLIGATIONS - 14.39%
  Commercial - 1.58%
  CS First Boston Mortgage
  Securities Corp., Series 1997-C1,
   Cl. F, 7.50% due 06/20/13
   (a)(c)...........................          50,000           45,992
   Cl. G, 7.50% due 06/20/14
   (a)(c)...........................          50,000           44,078
   Cl. H, 7.50% due 08/20/14
   (a)(c)...........................          30,000           21,263
  First Chicago/Lennar Trust,
  Commercial Collateral Strip Interest,
   Series 1997-CHL1, Cl. D, 8.13%
   due 05/29/08 (a)(c)..............         100,000           95,516
   Series 1997-CHL1, Cl. E, 8.13%
   due 02/28/11 (a)(c)..............         150,000          113,836
  Morgan Stanley Capital I, Inc.,
  Commercial Sub. Bonds, Series
  1997-HF1, Cl. F, 6.86% due
  02/15/10 (a)(c)...................          50,000           44,813
  Salomon Brothers Mortgage
  Securities VII, Series 1996-C1,
  Cl. F, 9.18% due 01/20/28.........         250,000          194,375
  Government Agency - 11.87%
  Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mtg.-Backed Security, Trust 177,
   7% due 07/01/26 (h)..............         816,397          290,335
   Series 151, Cl. F, 9% due
   05/15/21.........................         500,000          536,560
  Federal National Mortgage Assn.,
   Global Debt Issuance Program,
   6.50% Sr. Unsub. Notes due
   07/10/02 (AUD)...................         265,000          199,216
   Global Debt Program, 7.25% Notes
   due 06/20/02 (NZD)...............          80,000           54,217
   7% due 07/01/26..................         888,041          871,393
   7.50% due 07/01/27 (j)...........       2,250,000        2,254,928
  Multi-Family - .94%
  Criimi Mae, Inc., Trust I, Series
  1996-C1, Cl. A2, 7.56% due
  06/30/33..........................         100,000           99,580
  Mortgage Capital Funding, Inc.,
  Multi-family Mtg. Pass-Through
  Certificates, Series 1996-MC1, Cl.
  G, 7.15% due 06/15/06.............         250,000          232,813
                                                           ----------
  Total Mortgage-Backed Obligations (cost:
   $5,031,456)                                              5,098,915
                                                           ----------
U.S. GOVERNMENT OBLIGATIONS - 19.80%
  U.S. Treasury Bonds:
   10.75% due 05/15/03..............          87,000          105,107
   13.75% due 08/15/04..............         255,000          358,833
   8.125% due 08/15/21 (n)..........         474,000          542,730
   6% due 02/15/26..................          90,000           80,522

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  U.S. Treasury Notes:
   6.375% due 05/15/99..............  $      393,000     $    394,965
   7.50% due 10/31/99 (n)...........       3,675,000        3,780,656
   7.50% due 05/15/02...............         205,000          214,481
   6.25% due 02/15/03...............       1,040,000        1,031,874
   5.875% due 02/15/04..............         105,000          101,719
   7.25% due 05/15/04...............         390,000          406,453
                                                           ----------
  Total U.S. Government Obligations (cost:
   $6,963,596)                                              7,017,340
                                                           ----------
FOREIGN GOVERNMENT OBLIGATIONS - 24.65%
  Argentina - 2.27%
   Argentina (Republic of),
   Bonds, Bonos de Consolidation de
   Deudas, Series Previs 1, 3.2424%
   due 04/01/01 (c) (ARP)...........          25,000           30,219
   Bonds, Bonos de Consolidacion de
   Deudas, Series Previs 2, 5.6953%
   due 04/01/01 (c).................          29,376           34,921
   Bonds, 5% due 12/20/02 (JPY).....      10,000,000           91,292
   Notes, 11.75% due 02/12/07
   (ARP)............................         250,000          277,813
   Notes, 11.75% due 02/12/07 (a)
   (ARP)............................          90,000           99,900
   Past Due Interest Global Bearer
   Bonds, 6.75% Debentures due
   03/31/05 (c).....................         184,300          173,242
   Unsec. Unsub. Notes, 5.50% due
   03/27/01 (JPY)...................      10,000,000           96,854
  Australia - 2.29%
   Australia (Commonwealth of)
   Bonds, Series 302, 9.75% Bonds
   due 03/15/02 (AUD)...............          20,000           16,957
   Series 1002, 10% Bonds due
   10/15/02 (AUD)...................         200,000          173,975
   Queensland Treasury Corp.,
   Exchangeable Gtd. Notes,
   8% Global Notes due 08/14/01
   (AUD)............................         250,000          200,269
   10.50% Global Debentures due
   05/15/03 (AUD)...................         245,000          218,524
   Treasury Corp. of Victoria Gtd.
   Bonds,
   12.50% due 10/15/03 (AUD)........          21,000           20,309
   Series 999, 10.25% due 09/15/99
   (AUD)............................         220,000          182,303
  Brazil - 1.63%
   Brazil (Federal Republic of),
   Eligible Interest Bonds, 6.875%
   Debentures due 04/15/06 (c)......         420,750          388,142
   Exit Bonds, 6% Debentures due
   09/15/13.........................         250,000          190,117
  Bulgaria - .20%
   Bulgaria (Republic of),
   Past Due Interest Bonds, 6.5625%
   Debentures due 07/28/11 (c)......         100,000           72,063
  Canada - 2.21%
   Canada (Government of) Bonds,
   9.75% Debentures due 06/01/01
   (CAD)............................         360,000          299,516
   9.75% Debentures due 12/01/01
   (CAD)............................         160,000          134,118
   Series A-33, 11.50% Debentures
   due 09/01/00 (CAD)...............         175,000          149,259


Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
   Series A-79, 8.75% Debentures due
   12/01/05 (CAD)...................  $      185,000     $    155,860
   NAV Canada Bonds, Series 97-2,
   7.56% Bonds due 03/01/27 (CAD)...          60,000           45,649
  Finland - 1.91%
   Finland (Republic of) Bonds,
   9.50% due 03/15/04 (FIM).........       2,000,000          467,508
   7.25% due 04/18/06 (FIM).........       1,000,000          208,803
  Germany - 1.75%
   Germany (Republic of) Bonds,
   Series 94, 6.25% due 01/04/24
   (DEM)............................         605,000          337,786
   Series 95, 6.875% due 05/12/05
   (DEM)............................         450,000          282,003
  Great Britain - 2.18%
   United Kingdom Treasury,
   Bonds, 10% due 09/08/03 (GBP)....         255,000          484,873
   Notes, 13% due 07/14/00 (GBP)....          50,000           96,529
   Notes, 12.50% due 11/21/05
   (GBP)............................          90,000          190,042
  Italy - 1.93%
   Italy (Republic of) Treasury
   Bonds, Buoni del Tesoro
   Poliennali, 10.50% due 07/15/98
   (ITL)............................      65,000,000           39,780
   10.50% due 04/01/00 (ITL)........     110,000,000           71,280
   10.50% due 07/15/00 (ITL)........     130,000,000           85,410
   9.50% due 02/01/01 (ITL).........     230,000,000          149,040
   9.50% due 05/01/01 (ITL).........     435,000,000          283,185
   9% due 10/01/03 (ITL)............      85,000,000           55,930
  Mexico - 1.87%
   Bonos de la Tesoreia de la
   Federacion, Zero Coupon, 23.10%
   T-Bills due 02/04/98 (f) (MXP)...       3,333,780          368,019
   United Mexican States Bonds,
   10.375% due 01/29/03 (DEM).......          25,000           16,492
   11.50% Global Bonds due
   05/15/26.........................          75,000           85,249
   Series B, 6.25% Sec. Debentures
   due 12/31/19.....................         250,000          193,588
  New Zealand - 1.04%
   New Zealand (Government of), 8%
   due 11/15/06 (NZD)...............         170,000          123,430
   Bonds, 10% due 07/15/97 (NZD)....          73,000           49,508
   Bonds, 10% due 03/15/02 (NZD)....         120,000           91,684
   Index Linked Bonds, 4.50% due
   02/15/16 (Inflation Adjusted
   Rate) (NZD)......................         145,000          102,438
  Norway - .21%
   Norwegian Government, Gtd. Bonds,
   9.50% due 10/31/02 (NOK).........         440,000           72,644
  Panama - .31%
   Panama (Republic of), Past Due
   Interest, 20 years, 6.5625%
   Debentures due 07/17/16 (c)......         126,758          111,071
  Philippines - .08%
   Philippines (Republic of), 8.60%
   Unsec. Bonds due 06/15/27........          30,000           29,850
  Poland - .45%
   Poland (Republic of),
   16% Bonds due 06/12/98 (PLZ).....         150,000           44,671
   16% Bonds due 02/12/99 (PLZ).....         400,000          112,935

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Russia - .79%
   Russia (Government of) Principal
   Loans When-Issued Bonds, 0%
   Sinking Fund Debentures due
   12/29/49 (j).....................  $      250,000     $     99,470
   City of St. Petersburg, 9.50% Sr.
   Unsec. Unsub. Notes due 06/18/02
   (a)..............................         100,000           99,536
   Ministry Finance Russia, 10%
   Unsec. Unsub. Notes due 06/26/07
   (a)..............................          80,000           79,800
  South Africa - .81%
   South Africa (Republic of) Bonds,
   Series 162, 12.50% Bonds due
   01/15/02 (ZAR)...................         275,000           57,085
   Series 184, 12.50% due 12/21/06
   (ZAR)............................         450,000           89,218
   Telkom South Africa, Ltd. Bonds,
   Series TK05, 12% Bonds due
   03/31/98 (ZAR)...................         650,000          140,009
  Spain - 2.07% Spain (Kingdom of),
   Debentures, Bonos y Obligacion
   del Estado, 10.10% due 02/28/01
   (ESP)............................      18,000,000          141,804
   Debentures, Bonos y Obligacion
   del Estado, 10.50% due 10/30/03
   (ESP)............................       5,530,000           46,651
   Gtd. Bonds, Bonos y Obligacion
   del Estado, 12.25% due 03/25/00
   (ESP)............................      49,000,000          391,804
   Gtd. Bonds, Bonos y Obligacion
   del Estado, 10.30% due 06/15/02
   (ESP)............................      18,650,000          152,016
  Venezuela - .65%
   Venezuela (Republic of), Discount
   Bonds, Series DL, 6.75%
   Debentures due 12/18/07 (c)......         250,000          230,943
                                                           ----------
  Total Foreign Government Obligations (cost:
   $8,726,236)                                              8,733,386
                                                           ----------
LOAN PARTICIPATIONS - .35%
  Hellenic Republic Bonds, 11.10%
   due 06/30/00 (c) GRD.............      18,536,000           69,425
  Morocco (Kingdom of) Loan
   Participation Agreement, Tranche
   A, 6.8125% due 01/01/09 (c)......          59,000           53,948
                                                           ----------
  Total Loan Participations (cost: $122,846)                  123,373
                                                           ----------
CORPORATE BONDS AND NOTES - 38.17%
  Advertisement - .28%
   Outdoor Systems, Inc., 8.875% Sr.
   Sub. Notes due 06/15/07 (a)......         100,000           97,747
  Air Travel - .35%
   Atlas Air, Inc., 12.25%
   Pass-Through Certificates due
   12/01/02 (g).....................          50,000           56,642
   Continental Airlines, Inc., 9.50%
   Sr. Unsec. Notes due 12/15/01....          40,000           41,800
   Northwest Airlines, Inc., 8.70%
   Unsec. Notes due 03/15/07........          25,000           25,712

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Apparel & Textiles - 1.15%
   CMI Industries, Inc., 9.50% Sr.
   Sub. Notes due 10/01/03 (g)......  $       20,000     $     20,150
   Indorayon International Finance
   Co. BV, 10% Gtd. Unsec. Unsub.
   Notes due 03/29/01 (g)...........         100,000          100,812
   Polysindo International Finance
   Co. BV, 11.375% Gtd. Sec. Notes
   due 06/15/06.....................          50,000           55,125
   Synthetic Industries, Inc., 9.25%
   Sr. Sub. Notes due 02/15/07
   (a)..............................          20,000           20,400
   Tultex Corp., 9.625% Sr. Notes
   due 04/15/07 (a).................         100,000          106,000
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03 (g).......          50,000           51,500
   William Carter Co., 10.375% Sr.
   Sub. Notes due 12/01/06 (a)......          50,000           52,375
  Automotive - 1.65%
   Collins & Aikman Products Co.,
   11.50% Gtd. Sr. Sub. Notes due
   04/15/06.........................         150,000          170,625
   Hayes Wheels International, Inc.,
    11% Unsec. Sr. Sub. Notes due
    07/15/06........................         100,000          109,750
    9.125% Sr. Sub. Notes due
    07/15/07 (a)(g).................          50,000           50,015
   Oxford Automotive, Inc., 10.125%
   Sr. Sub. Notes due 06/15/07
   (a)..............................          50,000           49,925
   Titan Wheel International, Inc.,
   8.75% Sr. Sub. Notes due
   04/01/07.........................         100,000          102,000
   Western Star Truck Holdings Ltd.,
   8.75% Sr. Unsec. Notes due
   05/01/07 (a).....................         100,000          102,500
  Banks - 1.63%
   BanAmex, 11% Cv. Jr. Sub. Notes
   due 07/15/03.....................          20,000           21,350
   Ongko International Finance Co.
   BV, 10.50% Gtd. Notes due
   03/29/04 (a).....................         100,000          103,000
   PT Bank Tabungan Negara, 6.4375%
   Notes due 10/28/97 (c) (IDR).....   1,000,000,000          394,684
   Shoshone Partners Trust, 8% Sr.
   Notes due 05/31/02 (a)(g)........          60,000           60,064
  Broadcast, Radio & TV - 1.65%
   Azteca Holdings SA, 11% Sr. Sec.
   Notes due 06/15/02 (a)...........          35,000           35,350
   Capstar Broadcasting, 9.25% Sr.
   Sub. Notes due 07/01/07 (a)......         150,000          145,125
   Chancellor Radio Broadcasting
   Co., 8.75% Sr. Sub. Notes due
   06/15/07 (a).....................          50,000           49,422
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02.........................         100,000          108,250
   TV Azteca SA de CV, Series A,
   10.125% Sr. Notes due 02/15/04
   (a)..............................         100,000          102,125
   Young Broadcasting, Inc., 8.75%
    Sr. Sub. Debentures due 06/15/07
    (a).............................         100,000           95,250
    Series B, 9% Sr. Sub. Notes due
    01/15/06........................          50,000           49,000
  Building & Construction - .29%
   J. Ray McDermott, SA, 9.375% Sr.
   Sub. Notes due 07/15/06..........         100,000          102,750

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Building Materials - .46%
   Falcon Building Products, Inc.,
    9.50% Sr. Sub. Notes due
    06/15/07 (a)....................  $       50,000     $     49,750
    0%/10.50% Sr. Discount Notes due
    06/15/07 (a)(d).................         100,000           59,000
   Triangle Pacific Corp., 10.50%
   Sr. Notes due 08/01/03...........          50,000           53,750
  Cable Television - 2.09%
   Bell Cablemedia PLC, 0%/11.875%
   Sr. Discount Notes due 09/15/05
   (d)..............................         150,000          125,250
   Cablevision Systems Corp., 10.50%
   Sr. Sub. Debentures due
   05/15/16.........................          50,000           55,250
   EchoStar Communications Corp.,
   0%/12.875% Sr. Discount Notes due
   06/01/04 (d).....................         100,000           84,000
   EchoStar DBS Corp., 12.50% Sr.
   Sec. Notes due 07/01/02 (a)......         100,000           99,000
   EchoStar Satellite Broadcasting
   Corp., 0%/13.125% Sr. Sec.
   Discount Notes due 03/15/04
   (d)..............................          50,000           35,625
   Helicon Group LP/Helicon Capital
   Corp., Series B, 11% Sr. Sec.
   Notes due 11/01/03...............         100,000          104,000
   Multicanal SA, 10.50% Unsec.
   Bonds due 02/01/07 (a)...........         100,000          107,750
   OpTel, Inc., Units (each unit
   consists of $1,000 principal
   amount of 13% Sr. Notes due
   02/15/05 and one warrant to
   purchase one share of non-voting
   common stock) (a)(k).............          85,000           81,175
   TeleWest Communications PLC,
   0%/11% Sr. Discount Debentures
   due 10/01/07 (d).................          65,000           46,800
  Chemicals & Allied Products - .52%
   Pioneer Americas Acquisition,
   9.25% Sr. Sec. Notes due 06/15/07
   (a)..............................          75,000           73,945
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due
   08/15/06.........................         100,000          111,159
  Commercial Services - .44%
   Kindercare Learning Centers,
   Inc.,
   9.50% Sr. Sub. Notes due 02/15/09
   (a)..............................          50,000           48,750
   Neodata Services, Inc., Series B,
   12% Sr. Notes due 05/01/03.......         100,000          107,500
  Computers - .30%
   Unisys Corp., 11.75% Sr. Notes
   due 10/15/04.....................         100,000          108,000
  Conglomerates - .05%
   Empresas ICA Sociedad
   Controladora SA de CV, Series
   REGS, 11.875% Notes due
   05/30/01.........................          10,000           11,189
   Mechala Group Jamaica Ltd.,
   12.75% Bonds due 12/30/99 (a)....           7,000            7,368
  Consumer Products - 2.18%
   Coleman Escrow Corp., Zero Coupon
   11.125% Sr. Discount Notes due
   05/15/01 (a)(f)..................         100,000           63,250
   Coleman Holdings, Inc., Zero
   Coupon Sr. Sec. Discount Notes,
   Series B, 12.78% due 5/27/98
   (f)(g)...........................         100,000           92,375
  Fletcher Challenge Ltd.,
   10.75% Cv. Sub. Notes due
   12/15/97 (NZD)...................         130,000           89,410

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
    14.50% Cv. Sub. Notes due
    09/30/00 (NZD)..................  $      185,000     $    147,769
    10% Cv. Unsec. Sub. Notes due
    04/30/05 (NZD)..................           5,000            3,675
   Icon Fitness Corp., Series B,
   0%/14% Sr. Sec. Discount Notes
   due 11/15/06 (d)(g)..............         200,000          108,500
   Iron Mountain, Inc., 10.125% Sr.
   Sub. Notes due 10/01/06..........          50,000           53,250
   Revlon Worldwide Corp., Zero
   Coupon 11.16% Sr. Sec. Discount
   Notes due 03/15/01 (a)(f)........         150,000          101,625
   Samsonite Corp., 11.125% Sr. Sub.
   Notes due 07/15/05 (g)...........          67,000           74,477
   TAG Heuer International SA, 12%
   Sr. Sub. Notes due 12/15/05......          33,000           37,950
  Diversified Financial - .34%
   General Electric Capital
   Services, 11.625% Notes due
   10/29/97 (SKK)...................       4,300,000          121,459
  Diversified Media - .97%
   Katz Media Corp., 10.50% Sr. Sub.
   Notes due 01/15/07 (a)...........         100,000           98,000
   Lamar Advertising Co., 9.625%
   Unsec. Sr. Sub. Notes due
   12/01/06.........................         100,000          102,500
   TCI Satellite Entertainment,
    Inc.,
    10.875% Sr. Sub. Notes due
    02/15/07 (a)....................          25,000           25,125
    0%/12.25% Sr. Discount Notes due
    02/15/07 (a)(d).................          25,000           14,750
   Universal Outdoor, Inc., 9.75%
   Sr. Sub. Notes due 10/15/06......         100,000          103,500
  Electrical Utilities - 1.41%
   CalEnergy Co., Inc., 9.50% Sr.
   Notes due 09/15/06 (a)...........         100,000          106,750
   Calpine Corp., 10.50% Sr. Notes
   due 05/15/06.....................         100,000          108,500
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01
   (a)(g)...........................          50,000           52,250
   New Zealand Electric Corp., 10%
   Debentures due 10/15/01 (NZD)....         310,000          231,200
  Electronics - .57%
   Tracor, Inc., 8.50% Sr. Sub.
   Notes due 03/01/07 (a)...........         100,000          100,750
   Wavetek Corp., 10.125% Sr. Sub.
   Notes due 06/15/07 (a)...........         100,000          102,625
  Energy Service & Producers - .89%
   Clark R&M Holdings/Trizec Hahn
   Corp., Series A, Zero Coupon
   10.553% Sr. Sec. Notes due
   02/15/00 (f).....................         150,000          113,625
   Energy Corp. of America, 9.50%
   Sr. Sub. Notes due 05/15/07
   (a)..............................         100,000           99,000
   Mariner Energy, Inc., Series B,
   10.50% Sr. Sub. Notes due
   08/01/06.........................         100,000          104,000
  Environmental - .48%
   Allied Waste Industries, Inc.,
    10.25% Sr. Sub. Notes due
    12/01/06 (a)....................         100,000          107,000
    0%/11.30% Sr. Discount Notes due
    06/01/07 (a)....................         100,000           62,500
  Financial - 1.95%
   Aames Financial Corp., 9.125% Sr.
   Notes due 11/01/03...............         100,000          102,000

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
   Americredit Corp., 9.25% Sr.
   Notes due 02/01/04 (a)...........  $      100,000     $     98,000
   AMRESCO, Inc., Series 97-A, 10%
   Sr. Sub. Notes due 03/15/04......          75,000           76,125
   Bancomext Trust Division, Series
   REGS, 11.25% due 05/30/06........          50,000           56,375
   BankUnited Financial Corp.,
   10.25% due 12/31/26 (a)..........         100,000           98,750
   Financiera Energy Nacional,
   9.375% Unsub. Unsec. Bonds due
   06/15/06.........................         100,000          106,938
   Olympic Financial Ltd., Units
   (each unit consists of $1,000
   principal amount of 11.50% Sr.
   Notes due 03/15/07 and one
   warrant to purchase 6.84 ordinary
   share of common stock @ $11 per
   share) (k).......................         100,000          102,750
   Polytama International Finance
   BV, 11.25% Sec. Notes due
   06/15/07.........................          50,000           51,234
  Food & Beverages - .63%
   Doane Products Co., 10.625% Sr.
   Notes due 03/01/06 (g)...........         100,000          105,500
   Foodbrands America, Inc., 10.75%
   Sr. Sub. Notes due 05/15/06......         100,000          116,000
  Gas Utilities - .15%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07 (a).......          50,000           52,750
  Health Care/Supplies &
   Services - 1.37%
   Fresenius Medical Care AG, 9%
   Unsec. Trust Preferred due
   12/01/06.........................         120,000          124,500
   Genesis Health Ventures, Inc.,
   9.25% Sr. Sub. Notes due
   10/01/06.........................          90,000           92,700
   Integrated Health Services, 9.50%
   Sr. Sub. Notes due 09/15/07
   (a)..............................         100,000          102,219
   Magellan Health Services, Inc.,
   Series A, 11.25% Sr. Sub. Notes
   due 04/15/04.....................         100,000          111,500
   Multicare Cos., Inc. (The),
   12.50% Sr. Sub. Notes due
   07/01/02.........................          50,000           54,128
  Homebuilders/Real Estate - .60%
   Saul (B.F.) Real Estate
   Investment Trust, Series B,
   11.625% Sr. Sec. Notes due
   04/01/02.........................         100,000          106,000
   Standard Pacific Corp., 8.50% Sr.
   Notes due 06/15/07...............          80,000           79,720
   U.S. Home Corp., 9.75% Sr. Notes
   due 06/15/03.....................          25,000           26,000
  Hotel/Gaming - 1.47%
   Boyd Gaming Corp., 9.25% Sr.
   Notes due 10/01/03...............         100,000          100,000
   Grand Casinos, Inc., 10.125% Gtd.
   First Mtg. Notes due 12/01/03....          20,000           20,850
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07 (a)......          50,000           50,375
   Rio Hotel and Casino, Inc., 9.50%
   Gtd. Sr. Sub. Notes due 04/15/07
   (a)..............................         100,000          102,750
   Showboat Marina Casino
   Partnership/Showboat Marina
   Finance Corp., Series B, 13.50%
   First Mtg. Notes due 03/15/03....         150,000          171,750
   Trump Atlantic City
   Associates/Trump Atlantic City
   Funding, Inc., 11.25% First Mtg.
   Notes due 05/01/06...............          75,000           73,500

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Industrial - .79%
   Consorcio Ecuatoriano, 14% Notes
   due 05/01/02 (a)(g)..............  $       35,000     $     37,362
   DI Industries, Inc., 8.875% Sr.
   Notes due 07/01/07...............          25,000           24,750
   Four M Corp., 12% Sr. Sec. Notes
   due 06/01/06 (a).................          25,000           25,750
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes
   due 06/01/05 (a)(g)..............          65,000           70,688
   Panda Global Energy Co., 12.50%
   Sr. Notes due 04/15/04 (a).......         100,000           97,500
   Vitro SA., Series P96U, 13% Notes
   due 12/07/99 (MXP)...............          88,000           22,710
  Insurance - .29%
   Veritas Holdings, Inc., 9.625%
   Sr. Notes due 12/15/03 (a).......         100,000          103,000
  Manufacturing - .44%
   Mettler-Toledo Holding, Inc.,
   9.75% Unsec. Sr. Sub. Notes due
   10/01/06.........................         150,000          157,500
  Metals/Mining - .42%
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03.........................          50,000           54,500
   Royal Oak Mines, Inc., Series B,
   11% Sr. Sub. Notes due
   08/15/06.........................         100,000           95,500
  Oil & Gas - 1.52%
   Belden & Blake Energy Co. LP,
   9.875% Sr. Sub. Notes due
   06/15/07 (a).....................         100,000           99,750
   Chesapeake Energy Corp., 12% Sr.
   Notes due 03/01/01...............         125,000          132,500
   Forcenergy, Inc., 8.50% Sr. Sub.
    Notes due 02/15/07 (a)..........          50,000           48,875
    9.50% Unsec. Sr. Sub. Notes due
    11/01/06........................         100,000          103,500
   Parker Drilling Co., Series B,
   9.75% Sr. Notes due 11/15/06.....         100,000          105,250
   Wiser Oil Co., 9.50% Sr. Sub.
   Notes due 05/15/07 (a)...........          50,000           50,000
  Paper & Forest Products - 1.94%
   APP International Finance Co. BV,
   11.75% Gtd. Sec. Notes due
   10/01/05.........................          75,000           82,780
   Asia Pulp & Paper International
   Finance Co., Zero Coupon 8.33%
   due 10/24/97 (f).................         250,000           96,295
   Florida Coast Paper Co. LLC,
   Series B, 12.75% First Mtg. Notes
   due 06/01/03.....................          60,000           61,950
   IVEX Holdings Corp., Series B,
   0%/13.25% Sr. Discount Debentures
   due 03/15/05 (d).................         100,000           80,500
   Repap New Brunswick, Inc., 9.125%
   First Priority Sr. Sec. Notes due
   07/15/00 (c).....................         100,000           99,000
   Repap Wisconsin, Inc., 9.25%
   First Priority Sr. Sec. Notes due
   02/01/02.........................         100,000          101,250
   SD Warren Co., Series B, 12% Sr.
   Sub. Notes due 12/15/04..........         150,000          166,875
  Printing, Publishing & Allied
   Products - .29%
   Hollinger International
   Publishing, Inc., 9.25% Gtd. Sr.
   Sub. Notes due 03/15/07..........         100,000          102,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Restaurants - .85%
   Ameriking, Inc., 10.75% Sr.
   Unsec. Notes due 12/01/06........  $      150,000     $    156,830
   Apple South, Inc., 9.75% Sr.
   Notes due 06/01/06...............          50,000           52,500
   Carrols Corp., 11.50% Sr. Notes
   due 08/15/03.....................          85,000           90,950
  Security Services - .43%
   Borg-Warner Security Corp.,
   9.625% Sr. Sub. Notes due
   03/15/07 (a).....................          50,000           50,375
   Protection One, Inc., 6.75% Cv.
   Gtd. Sr. Sub. Notes due
   09/15/03.........................         100,000          101,375
  Specialty Retailing - .07%
   Stage Stores, Inc., 8.50% Co.
   Gtd. Notes due 07/15/05 (a)......          25,000           25,055
  Steel - .44%
   AK Steel Corp., 9.125% Sr. Notes
   due 12/15/06.....................         100,000          102,750
   Bar Technologies, Inc., 13.50%
   Sr. Sec. Notes due 04/01/01......          50,000           51,625
  Supermarkets - 1.04%
   Grand Union Co. (The), 12% Sr.
   Notes due 09/01/04...............          25,000           18,500
   Jitney-Jungle Stores of America,
   Inc., 12% Gtd. Sr. Notes due
   03/01/06.........................         125,000          139,219
   Ralphs Grocery Co., 10.45% Sr.
    Notes due 06/15/04..............          50,000           53,688
    11% Sr. Sub. Notes due
    06/15/05........................          25,000           27,125
    Series A, 11% Sr. Sub. Notes due
    06/15/05 (a)....................          75,000           81,375
   Randall's Food Markets, 9.375%
   Sr. Sub. Notes due 07/01/07
   (a)..............................          50,000           49,719
  Telecommunications - 4.92%
   Allbritton Communications Co.,
   11.50% Sr. Sub. Debentures due
   08/15/04.........................          75,000           79,125
   Brooks Fiber Properties, Inc.,
    0%/10.875% Sr. Discount Notes
    due 03/01/06 (d)................          50,000           34,062
    0%/11.875% Sr. Discount Notes
    due 11/01/06 (d)................          75,000           48,750
   Colt Telecom Group PLC, Units
   (each unit consists of $1,000
   principal amount of 0%/12% Unsec.
   Sr. Discount Notes due 12/15/06
   and one warrant to purchase 7.80
   ordinary shares of common stock
   of Colt Telecom) (d)(k)..........          50,000           32,500
   Comunicacion Celular SA,
   0%/13.125% Sr. Deferred Coupon
   Bonds due 11/15/03 (d)...........         100,000           71,250
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d).....................          50,000           33,750
   Globalstar LP/Globalstar Capital
   Corp., 11.25% Sr. Notes due
   06/15/04 (a).....................          50,000           47,125
   International CableTel, Inc., 10%
   Sr. Notes due 02/15/07 (a).......         100,000          101,750
   McLeodUSA, Inc., 0%/10.50% Sr.
   Discount Notes due 03/01/07
   (a)(d)...........................          50,000           31,875

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
   Metrocall, Inc., 10.375% Unsec.
   Sr. Sub. Notes due 10/01/07......  $      100,000     $     91,500
   MFS Communications Co., Inc.,
   0%/9.375% Sr. Discount Notes due
   01/15/04 (d).....................         200,000          186,000
   Millicom International Cellular
   SA, 0%/13.50% Sr. Discount Notes
   due 06/01/06 (d).................          50,000           36,000
   Occidente Y Caribe Celular SA,
   Series B, 0%/14% Sr. Discount
   Notes due 03/15/04 (d)(g)........         100,000           75,000
   Omnipoint Corp., Series A,
   11.625% Sr. Notes due 08/15/06...         100,000           96,000
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes
   due 08/15/04.....................         100,000          101,000
   PLD Telekom, Units (each unit
   consists of $1,000 principal
   amount of 0%/14% Sr. Discount
   Notes due 06/01/04 and one
   warrant to purchase 34 ordinary
   shares) (a)(d)(g)(k).............          50,000           42,250
   PriCellular Wireless Corp.,
    0%/14% Sr. Sub. Discount Notes
    due 11/15/01 (d)................          50,000           52,750
    10.75% Sr. Notes due 11/01/04...          75,000           78,750
   PTC International Finance BV,
   0%/10.75% Unsec. Sub. Notes due
   07/01/07 (a)(g)..................          28,000           17,238
   Teleport Communications Group,
    Inc., 0%/11.125% Sr. Discount
    Notes due 07/01/07 (d)..........         200,000          144,750
    9.875% Unsec. Sr. Notes due
    07/01/06........................          50,000           53,250
   USA Mobile Communications, Inc.
    II, 9.50% Sr. Notes due
    02/01/04........................         100,000           93,500
    14% Sr. Notes due 11/01/04......         100,000          110,500
   Videotron Holdings PLC, 0%/11%
   Sr. Discount Notes due 08/15/05
   (d)..............................         100,000           83,500
  Telephone Utilities - .09%
   Telecomunicacoes Brasileiras SA,
   11.4375% due 12/09/99 (c)........          30,000           31,500
  Transportation - .77% American
   International Group, Inc., 11.70%
   Unsec. Unsub. Bonds due 12/04/01
   (ITL)............................      40,000,000           28,120
   Coach USA, Inc., 9.375% Sr. Sub.
   Notes due 07/01/07 (a)...........          75,000           74,250
   Transtar Holdings LP/Transtar
   Capital Corp., Series B,
   0%/13.375% Sr. Discount Notes due
   12/15/03 (d).....................         200,000          169,418
                                                           ----------
  Total Corporate Bonds and Notes (cost:
    $13,252,237)                                           13,523,272
                                                           ----------
PREFERRED STOCKS - 1.40%
  American Radio Systems Corp.,
  11.375% Cum. Exchangeable.........             735           77,918
  El Paso Electric Co., Series A,
  11.40% Cum. (i)...................             720           81,000
  NEXTLINK Communications, Inc., 14%
  Cum. (i)..........................           1,278           67,095

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or           value
                                         units(m)          (note 1)
                                       ------------       ----------
  Panamsat Corp., 12.75% Sr.
  Preferred Exchangeable (i)........             106     $    129,718
  Prime Retail, Inc., Series B,
   8.50% Cv.........................             500           11,875
  S.D. Warren Co., Series B, 14%
  Cum. Exchangeable (b).............           3,000          129,000
                                                           ----------
  Total Preferred Stocks (cost: $476,400)                     496,606
                                                           ----------
RIGHTS, WARRANTS AND
  CERTIFICATES - .02%
  Comunicacion Celular SA Wts., Exp.
  11/03 (g).........................             100            7,400
  NEXTLINK Communications, Inc.
  Wts., Exp. 02/09 (g)..............           1,235                0
                                                           ----------
  Total Rights, Warrants and Certificates (cost:
   $7,500)                                                      7,400
                                                           ----------
STRUCTURED INSTRUMENTS - 4.10%
  Bayerische Landesbank, New York
  Branch CD, 10.30% due 03/16/98
  (linked to Greek Drachma on
  03/14/98).........................  $      500,000          478,450
  CS First Boston Corp., Zero Coupon
  Russian Linked Notes,
   12% due 12/30/97 (f).............          50,000           47,324
   14% due 01/20/98 (f).............         100,000           93,348
  ING Barings Securities, Inc., Zero
  Coupon Czech Koruna Linked
  Promissory Notes, 11.0217% due
  11/17/97 (f) (CZK)................       3,031,000           78,594
  ING Barings Securities, Inc., Zero
  Coupon Czech Koruna/U.S. Dollar
  Linked Notes, 11.4063% due
  03/04/98 (f)......................         100,000           79,114
  ING Barings Securities, Inc., Zero
  Coupon South African Rand/U.S.
  Dollar Linked Note, 16% due
  03/18/98 (f)......................          85,000           74,899
  Salomon Brothers, Inc., Zero
  Coupon Russian Linked Notes,
   12% due 08/15/97 (f).............          70,000           68,904
   12% due 08/28/97 (f).............         200,000          195,942
   14% due 04/03/98 (f).............         100,000           89,728
   14.50% due 05/07/98 (f)..........         150,000          132,404
   14.625% due 05/22/98 (f).........          55,000           48,272
  Salomon Brothers, Inc., Zero
  Coupon Chilean Peso Linked Notes,
   9.25% due 06/18/98 (f)...........          50,000           45,330
  Union Bank of Switzerland, Zero
  Coupon Russian GKO Linked/U.S.
  Dollar Notes, 12.2782% due
  10/15/97 (f)......................          20,000           19,254
                                                           ----------
  Total Structured Instruments (cost: $1,516,417)           1,451,563
                                                           ----------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                 Strike   Contracts/Face         Value
                         Date    Price    Subject to Call      (note 1)
                         ----    ------    ------------        ---------
CALL OPTIONS PURCHASED - .11%
  US Treasury Bonds,
   6.625% due 02/15/27
   Call Option.......... 08/97  $95.9375       13,200         $    39,600
                                                                ---------
  Total Call Options Purchased (cost: $23,616)                     39,600
                                                                ---------
SHORT-TERM SECURITIES - .37%
  Triparty Repurchase Agreement
   dated June 30, 1997 with
   Prudential Securities, Inc.,
   effective yield of 5.45%, due
   July 1, 1997, collateralized by
   FNMAs, 6.45%, April 23, 2001 with
   a value of $135,547..............                          132,188
                                                           ----------
  Total Short-Term Securities (cost: $132,188)                132,188
                                                           ----------
TOTAL INVESTMENTS (COST: $36,402,492) - 103.78%            36,773,494
OTHER ASSETS AND LIABILITIES, NET - (3.78)%                (1,340,294)
                                                           ----------
NET ASSETS - 100.00%                                     $ 35,433,200
                                                           ==========

Atlas Balanced Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 34.40%
  Automotive - .72%
   Ford Motor Co. ..................           4,000     $    151,000
   General Motors Corp. ............           3,000          167,063
  Banks - 13.05%
   Banc One Corp. ..................           9,000          435,937
   Bank of Boston Corp. ............           5,000          360,312
   BankAmerica Corp. ...............           9,000          581,062
   Capital One Financial Corp. .....           5,000          188,750
   Chase Manhattan Corp. ...........           5,000          485,312
   Citicorp.........................           4,000          482,250
   Crestar Financial Corp. .........           8,000          311,000
   First Chicago NBD Corp. .........           6,000          363,000
   First Union Corp. ...............           6,875          635,938
   Fleet Financial Group, Inc. .....           5,000          316,250
   Keycorp..........................           4,000          223,500
   Mellon Bank Corp. ...............          10,000          451,250
   National City Corp. .............           4,000          210,000
   PNC Bank Corp. ..................           7,000          291,375
   Signet Banking Corp. ............           5,000          180,000
   Summit Bancorp. .................           6,000          300,750
  Chemicals & Allied Products - .63%
   Dexter Corp. ....................           6,000          192,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
   Dow Chemical Co. ................           1,000     $     87,125
  Drugs and Health Care - 1.24%
   American Home Products Corp. ....           3,000          229,500
   Bristol-Myers Squibb Co. ........           4,000          324,000
  Electrical Utilities - 1.81%
   American Electric Power Co. .....           1,500           63,000
   Central & South West Corp. ......           6,000          127,500
   Entergy Corp. ...................           4,000          109,500
   Florida Progress Corp. ..........           3,000           93,938
   Potomac Electric Power Co. ......           5,000          115,625
   Public Service Company of
   Colorado.........................           3,000          124,500
   Texas Utilities Co. .............           5,000          172,188
  Electronics - .56%
   AMP, Inc. .......................           6,000          250,500
  Food Wholesalers - .70%
   SuperValu, Inc. .................           9,000          310,500
  Industrial Manufacturing - .69%
   Minnesota Mining & Manufacturing
   Co. .............................           3,000          306,000
  Insurance - 3.03%
   Allstate Corp. ..................           2,781          203,013
   American General Corp. ..........           8,000          382,000
   American States Financial Corp.
   (b)..............................           8,000          368,000
   IPC Holdings, Ltd. ..............           6,000          162,000
   Reliance Group Holdings, Inc. ...          20,000          237,500
  Machine Tools & Equipment - .88%
   Snap-On, Inc. ...................          10,000          393,750
  Metals Mining - .48%
   Reynolds Metals Co. .............           3,000          213,750
  Oil & Gas - 5.90%
   Elf Aquitaine....................           7,000          381,063
   Mobil Corp. .....................           4,000          279,500
   Occidental Petroleum Corp. ......           9,000          225,563
   Pacific Enterprises..............           5,000          168,125
   Phillips Petroleum Co. ..........           4,000          175,000
   Royal Dutch Petroleum Co. ADR....           6,800          369,750
   Tenneco, Inc. ...................           2,000           90,375
   Ultramar Diamond Shamrock
   Corp. ...........................           6,000          195,750
   Unocal Corp. ....................           8,000          310,500
   USX-Marathon Group...............          15,000          433,125
  Paper & Forest Products - .85%
   Union Camp Corp. ................           2,500          125,000
   Westvaco Corp. ..................           4,000          125,750
   Weyerhaeuser Co. ................           2,500          130,000
  Retail Trade - 1.55%
   Family Dollar Stores, Inc. ......           6,000          163,500
   J.C. Penney Co. .................           6,000          313,125
   Sears Roebuck & Co. .............           4,000          215,000
  Telecommunications - 1.86%
   BCE, Inc. .......................           6,000          168,000
   GTE Corp. .......................           8,000          351,000
   SBC Communications, Inc. ........           5,000          309,375
  Telephone Utilities - .45%
   Portugal Telecom S.A. ADR........           5,000          200,625
                                                           ----------
  Total Common Stocks (cost: $10,775,197)                  15,330,764
                                                           ----------
CONVERTIBLE PREFERRED
  STOCKS - 14.66%
  Banks - 2.49%
   Bank of Portugal.................           4,000          274,000
   National Australia Bank, Ltd. ...          30,000          838,125

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Broadcast, Radio & TV - .75%
   Merrill Lynch-Cox Communications
   STRYPES..........................          14,000     $    334,250
  Electronics - .46%
   Elsag Bailey Process Automation
   N.V. (a).........................           5,000          204,375
  Environmental Management - .52%
   Browning-Ferris Industries, Inc.
   ACES.............................           7,000          232,750
  Financial Services - 1.72%
   MCN Corp. PRIDES.................           8,000          223,000
   MCN Financing III PRIDES.........          10,000          543,750
  Food & Kindred Products - .65%
   Chiquita Brands..................           5,000          290,000
  Gas Utilities - .43%
   Enron Corp. ACES.................          10,000          191,250
  Industrials - .38%
   Owens-Corning Capital LLC MIPS
   (a)..............................           3,000          169,875
  Insurance - 1.83%
   Allstate Corp. ..................           4,500          234,000
   American Heritage................           5,000          275,000
   Salomon, Inc.-FSA Holdings, Inc.
   DECS.............................           9,000          306,000
  Oil & Gas - .48%
   Atlantic Richfield Co. ..........          10,000          215,000
  Paper & Forest Products - 1.01%
   James River Corp., Series P
   DECS.............................          13,000          448,500
  Printing, Publishing & Allied
   Products - .65%
   Hollinger International..........          25,000          287,500
  Telecommunications - 3.29%
   IXC Communications, Inc. (a).....           3,000          354,000
   SBC Communications, Inc. ........          15,000          708,750
   U.S. West, Inc. .................          10,000          403,750
                                                           ----------
  Total Convertible Preferred Stocks (cost:
   $5,557,491)                                              6,533,875
                                                           ----------
CONVERTIBLE BONDS - 2.89%
  Computer Software - 1.09%
   Platinum Technology, Inc., 6.75%
   due 11/15/01.....................  $      400,000          484,000
  Industrials - .45%
   Alza Corp., 5% due 05/01/06......  $      200,000          200,750
  Insurance - .56%
   Mutual Risk Management, 0% due
   10/30/15 (a).....................  $      500,000          251,250
  Metals Mining - .79%
   Inco, Ltd., 5.75% due 07/01/04...  $      300,000          354,000
                                                           ----------
  Total Convertible Bonds (cost: $1,093,409)                1,290,000
                                                           ----------
CORPORATE BONDS - 7.83%
  Automotive - .21%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01...............  $      100,000           94,483
  Banks - 2.77%
   Barnett Banks, Inc., 8.50% due
   03/01/99.........................  $      325,000          335,829
   Chase Manhattan Corp., 6.625% due
   08/01/03.........................  $      300,000          301,124
   First Chicago NBD Bancorp., 7.25%
   due 08/15/04.....................  $      590,000          595,781

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Diversified Media - .18%
   Time Warner, Inc., 7.95% due
   02/01/00.........................  $       80,000     $     82,469
  Drugs and Health Care - .54%
   R.P. Scherer Corp., 6.75% due
   02/01/04.........................  $      250,000          239,786
  Financial Services - .56%
   PaineWebber Group, Inc., 7% due
   03/01/00.........................  $      250,000          251,721
  Food Processing - .57%
   ConAgra, Inc., 7.40% due
   09/15/04.........................  $      250,000          253,241
  Foreign Government - .42%
   Treasury Corp. of Victoria, 9%
   due 09/04/02.....................  $      228,000          187,138
  Gas Utilities - .73%
   Enron Corp., 7.625% due
   09/10/04.........................  $      175,000          180,264
   Enron Corp., 9.875% due
   06/15/03.........................  $      125,000          142,973
  Hotel/Gaming - .28%
   Circus Circus Enterprises, Inc.
   6.75% due 07/15/03...............  $      125,000          122,634
  Oil and Gas - .76%
   Coastal Corp., 9.75% due
   08/01/03.........................  $      300,000          340,064
  Paper & Forest Products - .46%
   Fletcher Challenge Canada, Ltd.,
   7.75% due 06/20/06...............  $      200,000          205,440
  Telecommunications - .35%
   Tele-Communications, Inc., 7.25%
   due 08/01/05.....................  $      160,000          154,235
                                                           ----------
  Total Corporate Bonds (cost: $3,486,770)                  3,487,182
                                                           ----------
UNITED STATES TREASURY
  NOTES - 18.76%
  5.625% due 10/31/97...............  $      350,000          350,109
  6.125% due 08/31/98...............  $    2,000,000        2,005,000
  5.50% due 11/15/98................  $    1,990,000        1,977,563
  Strip, 0% due 08/15/20............  $   20,000,000        4,029,180
                                                           ----------
  Total United States Treasury Notes (cost:
    $8,306,887)                                             8,361,852
                                                           ----------
SHORT-TERM SECURITIES - 20.76%
  Triparty Repurchase Agreement
   dated June 30, 1997 with
   Prudential Securities, Inc.,
   effective yield of 5.45%, due
   July 1, 1997, collateralized by
   FNMAs, 6.45%, April 23, 2001 with
   a value of $9,488,761............  $    9,253,657        9,253,657
                                                           ----------
  Total Short-Term Securities (cost: $9,253,657)            9,253,657
                                                           ----------
TOTAL SECURITIES (COST: $38,473,411) - 99.30%              44,257,330
OTHER ASSETS AND LIABILITIES, NET - .70%                      314,017
                                                           ----------
NET ASSETS - 100.00%                                     $ 44,571,347
                                                           ==========


Atlas Growth and Income Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 85.19%
  Aerospace/Defense - .93%
   Precision Castparts Corp. .......          27,000     $  1,609,875
  Apparel & Textiles - 2.23%
   Jones Apparel Group, Inc. (b)....          50,500        2,411,375
   Warnaco Group, Inc. .............          22,300          710,813
   Wolverine World Wide, Inc. ......          24,450          742,669
  Banks - 3.13%
   First Bank System, Inc. .........          10,000          853,750
   First of America Bank Corp. .....          19,500          892,125
   First Tennessee National
   Corp. ...........................          19,500          936,000
   Firstar Corp. ...................          30,000          915,000
   National City Corp. .............          35,000        1,837,500
  Chemicals & Allied
   Products - 3.24%
   Betzdearborn, Inc. ..............          10,000          660,000
   DuPont (E.I.) De Nemours &
   Co. .............................          58,200        3,659,325
   Goodrich (B. F.) Co. ............          30,000        1,299,375
  Computer Hardware - 2.11%
   Gateway 2000, Inc. ..............          60,000        1,946,250
   International Business Machines
   Corp. ...........................          10,000          901,875
   Sun Microsystems, Inc. ..........          22,000          818,811
  Computer Software - 3.68%
   Baan Company NV..................          30,000        2,066,250
   BMC Software, Inc. ..............          35,000        1,938,125
   CBT Group PLC....................          21,500        1,357,188
   Microsoft Corp. (n) .............           8,000        1,011,000
  Cosmetics/Personal Care - 2.07%
   Avon Products, Inc. .............          35,000        2,469,687
   International Flavors &
   Fragrances, Inc. ................          22,000        1,111,000
  Drugs & Health Care - 9.90%
   American Home Products Corp. ....          36,000        2,754,000
   Bristol-Myers Squibb Co. ........          12,000          972,000
   Cardinal Health, Inc. ...........          54,650        3,128,712
   Healthsouth Corp. (b)............         220,000        5,486,250
   Merck & Co., Inc. ...............           9,000          931,500
   Mylan Laboratories...............          60,000          885,000
   Omnicare, Inc. ..................          35,000        1,098,125
   Vencor, Inc. ....................          45,000        1,901,250
  Electrical Equipment - 2.27%
   AMP, Inc. .......................          45,000        1,878,750
   Honeywell, Inc...................          27,000        2,048,625
  Electrical Utilities - .58%
   Carolina Power & Light Co. ......          28,000        1,004,500
  Electronics - 1.82%
   Intel Corp. .....................          15,000        2,127,187
   LSI Logic Corp. .................          32,000        1,024,000
  Energy Services &
   Producers - 1.53%
   Schlumberger, Ltd. ..............          21,200        2,650,000
  Environmental Management - .83%
   United Waste Systems, Inc. ......          35,000        1,435,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Financial Services - 11.49%
   American Express Co. ............          17,000     $  1,266,500
   Associates First Capital
   Corp. ...........................          42,000        2,331,000
   Charles Schwab Corp. ............          50,000        2,034,375
   Citicorp.........................           4,000          482,250
   Federal Home Loan Mortgage
   Corp. ...........................          74,000        2,543,750
   Household International, Inc. ...          33,000        3,875,437
   MBNA Corp. ......................         107,500        3,937,188
   Morgan Stanley, Dean Witter,
   Discover & Co. ..................          35,000        1,507,188
   SunAmerica, Inc. ................          40,000        1,950,000
  Food & Beverages - .47%
   JP Food Service (b)..............          28,600          820,462
  Funeral Services - 1.73%
   Service Corporation
   International....................          91,400        3,004,775
  Gas Utilities - .95%
   Sonat, Inc. .....................          32,000        1,640,000
  Hotel/Gaming - .71%
   Circus Circus Enterprises, Inc.
   (b)..............................          50,000        1,231,250
  Industrial Equipment - .22%
   Camco International, Inc. .......           7,000          383,250
  Industrial Manufacturing - 1.61%
   Tyco International, Ltd. ........          40,000        2,782,500
  Insurance - 2.03%
   Hartford Financial Services
   Group, Inc. .....................          20,000        1,655,000
   Hartford Life, Inc. (b)..........           4,000          150,000
   MGIC Investment Corp. ...........          36,000        1,725,750
  Leisure & Entertainment - 2.58%
   Carnival Corp. Cl.A..............          52,000        2,145,000
   Regal Cinemas, Inc. .............          70,750        2,334,750
  Manufacturing - .79%
   New Holland NV...................          50,000        1,368,750
  Medical Products - 1.91%
   Baxter International, Inc. ......          15,000          783,750
   Becton Dickinson & Co. ..........          50,000        2,531,250
  Metals Mining - 1.08%
   Nucor Corp. .....................          33,100        1,870,150
  Oil & Gas - 2.23%
   Atlantic Richfield Co. ..........          10,000          705,000
   British Petroleum Co. PLC ADR....           7,200          539,100
   United Meridian Corp. (b)........          25,000          750,000
   USX-Marathon Group...............          65,000        1,876,875
  Oil Drilling - .70%
   Noble Drilling Corp. ............          53,781        1,213,434
  Printing, Publishing & Allied
   Products - 1.68%
   Dun & Bradstreet Corp. ..........          55,000        1,443,750
   R. R. Donnelley & Sons...........          40,000        1,465,000
  Railroads - .98%
   Canadian Pacific, Ltd. ..........          60,000        1,706,250
  Restaurants - 1.28%
   Bob Evans Farms, Inc. ...........          60,000        1,016,250
   Landry's Seafood Restaurants,
   Inc. ............................          52,000        1,196,000
  Retail Trade - 6.79%
   Costco Companies, Inc. (b).......          65,000        2,136,875
   J. C. Penney Company, Inc. ......          30,000        1,565,625
   Kohl's Corp. ....................          31,000        1,641,063
   Pier 1 Imports, Inc. ............          35,000          927,500
   Wal-Mart Stores, Inc. ...........          61,000        2,062,563
   Walgreen Co. ....................          35,000        1,876,875
   Williams-Sonoma, Inc. (b)........          36,500        1,560,375

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Specialty Retailing - 6.94%
   CVS Corp. .......................          33,000     $  1,691,250
   General Nutrition Co. ...........          50,000        1,400,000
   Home Depot, Inc. (b).............          17,000        1,171,937
   Intimate Brands, Inc. ...........          90,000        1,890,000
   Nine West Group, Inc. ...........          49,500        1,890,281
   Samsonite Corp. (b)..............          10,000          441,250
   Sherwin Williams Co. ............          45,200        1,395,550
   Tupperware Corp. ................          45,000        1,642,500
   West Marine, Inc. ...............          20,000          515,000
  Supermarkets - .67%
   Kroger Co. ......................          40,000        1,160,000
  Telecommunications - 4.03%
   Bell Atlantic Corp. .............          19,600        1,487,150
   GTE Corp. .......................          65,000        2,851,875
   SBC Communications, Inc. ........          29,258        1,810,339
   U.S. West, Inc. .................          22,000          829,125
                                                           ----------
  Total Common Stocks (cost: $113,384,221)                147,686,009
                                                           ----------
CONVERTIBLE PREFERRED STOCKS - 2.34%
  Automotive - .25%
   Daimler - Benz AG................           5,100          429,675
  Computer Software - .80%
   Microsoft Corp. .................          16,000        1,392,000
  Gas-Utilities - .71%
   Williams Cos., Inc., Series E....          12,000        1,234,500
  Insurance - .58%
   Merrill Lynch - MGIC Investment
   Corp. STRYPES....................           3,000          247,500
   Merrill Lynch - Sun America
   STRYPES..........................          11,000          753,500
                                                           ----------
  Total Convertible Preferred Stocks (cost:
    $3,173,354)                                             4,057,175
                                                           ----------
CONVERTIBLE BONDS - 3.20%
  Computer Hardware - .63% EMC
   Corp., 3.25% due 03/15/02 (a)....  $    1,000,000        1,093,750
  Drugs & Health Care - .66%
   Sunrise Assisted Living, Inc.,
   5.5% due 06/15/02 (a)............  $    1,023,000        1,130,415
  Electronics - .63%
   Photronics, Inc., 6.0% due
   06/01/04.........................  $    1,000,000        1,086,250
  Environmental Management - .97%
   United States Filter Corp., 6%
   due 09/15/05 (a).................  $      500,000          775,625
   United Waste Systems, Inc. 4.50%
   due 06/01/01.....................  $      167,000          228,581
   United Waste Systems, Inc. 4.50%
   due 06/01/01 (a).................  $      500,000          684,375
  Machinery - .31%
   Thermo Electron Corp., 4.25% due
   01/01/03 (a).....................  $      500,000          541,250
                                                           ----------
  Total Convertible Bonds (cost: $5,222,478)                5,540,246
                                                           ----------
UNITED STATES TREASURY NOTES - 1.01%
   5% due 01/31/98..................  $      250,000          248,984
   6.25% due 3/31/99................  $    1,500,000        1,505,156
                                                           ----------
  Total United States Treasury Notes (cost:
    $1,744,446)                                             1,754,140
                                                           ----------

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
SHORT-TERM SECURITIES - 8.34%
  Triparty Repurchase Agreement
   dated June 30, 1997 with
   Prudential Securities, Inc.,
   effective yield of 5.45%, due
   July 1, 1997, collateralized by
   FHLMCs, 8.02%, October 1, 2023
   with a value of $15,001,093 and
   U. S. Treasury Notes, 5.75%,
   October 31, 2000 with a value of
   $188.............................  $   14,460,932     $ 14,460,932
                                                           ----------
  Total Short-Term Securities (cost: $14,460,932)          14,460,932
                                                           ----------
TOTAL SECURITIES (COST: $137,985,431) - 100.08%           173,498,502
OTHER ASSETS AND LIABILITIES, NET - (.08)%                  (143,853)
                                                           ----------
NET ASSETS - 100.00%                                     $173,354,649
                                                           ==========

Atlas Strategic Growth Fund
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 78.73%
  Air Freight - 1.43%
   Federal Express Corp. (b)........          11,500     $    664,125
  Air Travel - .78%
   Delta Air Lines Inc..............           4,400          360,800
  Apparel & Textiles - 4.99%
   Fruit of the Loom, Inc. (b)......          17,200          533,200
   Gap, Inc.........................           9,800          380,975
   Liz Claiborne, Inc...............          13,100          610,788
   TJX Companies, Inc...............          30,000          791,250
  Automotive - 1.56%
   Navistar International Corp.
   (b)..............................          42,100          726,225
  Banks - 3.42%
   BankAmerica Corp.................           9,000          581,062
   Chase Manhattan Corp.............           4,900          475,606
   Citicorp.........................           4,400          530,475
  Building Materials - 1.30%
   Armstrong World Industries,
   Inc..............................           6,300          462,262
   Masco Corp.......................           3,400          141,950
  Computer Hardware - 10.43%
   Compaq Computer Corp. (b)........           7,300          724,525
   Data General Corp. (b)...........          33,100          860,600
   Dell Computer Corp...............           8,500          997,687
   International Business Machines
   Corp.............................           5,200          468,975
   Sun Microsystems, Inc. (b).......          21,500          800,202
   Tandem Computers, Inc. (b).......          49,100          994,275
  Computer Software - 1.30%
   Seagate Technology, Inc..........          17,200          605,225
  Consumer Goods & Services - .61%
   Maytag Corp......................          10,900          284,763
  Drugs & Health Care - 1.41%
   Healthsouth, Corp................          26,200          653,363


Atlas Strategic Growth Fund                   (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
  Electrical Utilities - 2.18%
   GPU, Inc.........................          19,200     $    688,800
   Public Service Enterprise Group,
   Inc..............................          12,900          322,500
  Electronics - 6.44%
   Advanced Micro Devices, Inc.
   (b)..............................          17,500          630,000
   Harris Corp......................           6,700          562,800
   Intel Corp.......................           3,400          482,163
   National Semiconductor Corp.
   (b)..............................          24,800          759,500
   Tektronix, Inc...................           9,300          558,000
  Energy Services & Producers - .82%
   Baker Hughes, Inc................           9,900          383,006
  Financial Services - 7.83%
   Federal Home Loan Mortgage
   Corp.............................          16,000          550,000
   Green Tree Financial Corp........          20,900          744,563
   Merrill Lynch & Co., Inc.........          12,000          715,500
   Morgan Stanley, Dean Witter,
   Discover & Co....................          23,740        1,022,304
   Salomon, Inc.....................          10,900          606,313
  Food & Beverages - 2.48%
   Coors (Adolph) Co., Cl. B........          27,100          721,537
   Fleming Companies, Inc...........          24,000          432,000
  Homebuilders/Real Estate - 3.35%
   Centex Corp......................          17,200          698,750
   Kaufman & Broad Home Corp........          18,200          319,638
   Pulte Corp.......................          15,500          535,719
  Insurance - 9.48%
   American International Group,
   Inc..............................           3,100          463,062
   Cigna Corp.......................           3,700          656,750
   Conseco, Inc.....................          15,200          562,400
   Lincoln National Corp............          11,100          714,563
   MBIA, Inc........................           5,700          643,031
   MGIC Investment Corp.............          15,400          738,238
   Travelers Group, Inc.............           9,866          622,175
  Leisure & Entertainment - 1.47%
   Brunswick Corp...................          21,900          684,375
  Manufacturing - 3.36%
   Aeroquip-Vickers, Inc............          16,200          765,450
   Cincinnati Milacron, Inc.........          30,600          793,687
  Metals Mining - 3.10%
   Cyprus Amax Minerals Co..........          27,700          678,650
   USX-US Steel Group, Inc..........          21,700          760,856
  Oil & Gas - 4.93%
   Oryx Energy Co...................          26,500          559,813
   Pennzoil Co......................           8,200          629,350
   Unocal Corp......................          13,700          531,731
   USX-Marathon Group...............          19,700          568,838
  Retail Trade - 5.23%
   Costco Companies, Inc. (b).......          21,500          706,812
   Dayton Hudson Corp...............          14,600          776,537
   F. W. Woolworth Corp. (b)........          16,500          396,000
   K Mart Corp......................          44,700          547,575
  Transportation - .83%
   CSX Corp.........................           6,900          382,950
                                                           ----------
  Total Common Stocks (cost: $28,538,210)                  36,564,269
                                                           ----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Growth Fund                   (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------
SHORT-TERM SECURITIES - 21.10%
  Triparty Repurchase Agreement
    dated June 30, 1997 with
    Prudential Securities, Inc.,
    effective yield of 5.45%, due
    July 1, 1997, collateralized by
    FNMAs, 6.45%, April 23, 2001
    with a value of $8,473,745 and
    FHLMCs, 8.02%, October 1, 2023
    with a value of $1,592,276......  $    9,798,712     $  9,798,712
                                                           ----------
  Total Short-Term Securities (cost: $9,798,712)            9,798,712
                                                           ----------
TOTAL SECURITIES (COST: $38,336,922) - 99.83%              46,362,981
OTHER ASSETS AND LIABILITIES, NET - .17%                       78,437
                                                           ----------
NET ASSETS - 100.00%                                     $ 46,441,418
                                                           ==========

Atlas Global Growth Fund
--------------------------------------------------------------
                                      shares, units
                                            or              value
                                       face amount         (note 1)
                                       ------------       ----------
COMMON STOCKS - 84.44%
  Aerospace/Defense - 1.56%
   Rolls-Royce PLC..................         113,900     $    435,153
  Air Travel - .97%
   Ryanair Holdings PLC ADR (b).....          10,000          271,250
  Automotive - 1.62%
   Porsche AG, Preference (b).......             338          449,697
  Banks - 9.12%
   Banco Bradesco SA, Preference....       5,940,000           59,400
   Banco Frances del Rio de la Plata
   SA Sponsored ADR.................           2,300           74,750
   Bank Handlowy W. Warszawie (b)...          15,000          186,000
   Bankers Trust New York Corp......           3,000          261,000
   Banque Libanaise GDR.............          14,000          291,900
   Barclays PLC.....................           7,089          140,669
   Chase Manhattan Corp.............           1,500          145,594
   Citicorp.........................           1,500          180,844
   HSBC Holdings PLC................          11,000          330,825
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR (a).....           9,300          101,637
   Industrial Finance Corp. ........          45,300           53,214
   Northern Trust Corp. ............           1,000           48,375
   PT Lippo Bank....................          30,000           30,839
   PT Pan Indonesia Bank............         368,000          242,105
   Societe Generale de Paris........           3,000          334,754
   Uniao de Bancos Brasileiros SA
   GDR..............................           1,500           55,688
  Beer, Wine, & Distilled
   Alcohol - 2.42%
   Companhia Cervejaria Brahma,
   Preference.......................         140,000          107,282
   Guinness PLC.....................          30,000          293,580
   Remy Cointreau...................           6,126          147,029
   South African Breweries, Ltd. ...           4,050          124,343


Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                      shares, units
                                            or              value
                                       face amount         (note 1)
                                       ------------       ----------
  Computer Hardware - 4.19%
   Accton Technology Corp. GDR......          25,000     $    218,750
   Cisco Systems, Inc. (b)..........           1,500          100,687
   International Business Machines
   Corp. ...........................           4,400          396,825
   Iomega Corp. (b).................          12,000          238,500
   NEC Corp. .......................          15,000          209,415
  Computer Software - 5.57%
   Axime (b)........................           2,000          236,437
   Cap Gemini Sogeti SA (b).........           5,000          263,653
   First Data Corp. ................             400           17,575
   Konami Co., Ltd. ................           6,000          224,074
   Microsoft Corp. (b)..............           2,000          252,750
   Misys PLC........................           6,000          136,089
   Nintendo Corp., Ltd. ............           5,000          417,957
  Consumer Goods & Services - 1.87%
   Callaway Golf Co.................           7,200          255,600
   PT Citra Marga Nusaphala
   Persada..........................          30,000           17,578
   Reebok International, Ltd. ......           5,300          247,775
  Diversified Financial - 1.81%
   American Express Co..............           1,000           74,500
   Compagnie Financiere de
   Paribas..........................           6,000          414,360
   Taiwan Fund, Inc.................             600           15,150
  Diversified Holding
   Companies - .37%
   Hutchison Whampoa, Ltd. .........          12,000          103,778
  Drugs & Health Care -- 5.65%
   Amgen, Inc. (b)..................           4,000          232,500
   Biochem Pharma, Inc. (b).........           7,600          169,100
   Genzyme Corp. (b)................           5,800          160,950
   Gilead Sciences, Inc. (b)........           3,100           85,638
   Glaxo Wellcome PLC, ADR..........          10,000          418,125
   Novartis AG-Reg..................             316          505,167
  Electric Utilities - 3.04%
   Beijing Datang Power Generation
   Co., Ltd. .......................         600,000          276,871
   Electricidade de Portugal SA.....          15,000          272,629
   Empresa Nacional de Electricidad
   SA (b)...........................           2,000          167,877
   Mosenergo ADR....................           3,000          127,544
  Electronics - 3.43%
   Intel Corp.......................             800          113,450
   Keyence Corp.....................           1,650          244,754
   SGS-Thomson Microelectronics NV
   (b)..............................           2,000          160,000
   Sony Corp. ......................           5,000          435,845
  Energy Services &
   Producers - 1.28% Global Marine,
   Inc. (b).........................           9,000          209,250
   Western Atlas, Inc. (b)..........           2,000          146,500
  Engineering & Construction - .24%
   Koninklijke Boskalis Westminster
   NV...............................           3,400           66,667
  Financial Services - 4.76%
   Associates First Capital Corp.
   (b)..............................           5,000          277,500
   Federal National Mortgage
   Association......................           5,000          218,125
   Merita, Ltd., Cl. A (b)..........         200,400          656,176
   Promise Co., Ltd. ...............           3,000          171,983
  Food & Beverages - 1.80%
   Cresud SA ADR....................           5,000          111,250
   Dairy Farm International
   Holdings, Ltd. ..................         264,958          198,719
   Hellenic Bottling Co., SA........           2,500           92,318
   Panamerican Beverages, Inc., Cl.
   A................................           3,000           98,625

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------


                                      shares, units
                                            or            value
                                       face amount       (note 1)
                                       ------------     ----------
  Health Care/Supplies &
   Services - 2.29%
   Gehe AG..........................             600     $     40,946
   Quintiles Transnational Corp.
   (b)..............................           2,500          174,062
   United States Surgical Corp. ....          11,300          420,925
  Homebuilders/Real Estate - 1.70%
   Brazil Realty SA (a).............           3,000           74,404
   IRSA Inversiones y
   Representaciones SA..............          30,000          131,420
   Solidere GDR.....................          15,000          266,625
  Hotel/Gaming - .89%
   International Game Technology....          14,000          248,500
  Industrial Services - 2.95%
   Adecco SA........................           1,400          536,986
   IHC Caland NV....................           1,200           65,577
   WPP Group PLC....................          52,900          217,074
  Insurance - 3.58%
   American International Group,
   Inc..............................           1,000          149,375
   Marschollek, Lautenschlaeger und
   Partner AG.......................             700          166,595
   Mediolanum SpA (b)...............          10,000          112,622
   Norwich Union PLC (b)............          50,000          265,936
   Reinsurance Australia Corp., Ltd.
   (a)..............................          35,000          105,887
   Skandia Forsakrings AB Free......           5,300          195,269
  Leisure & Entertainment - .23%
   Resorts World Berhad.............          21,000           63,233
  Manufacturing - 1.39%
   Bic Corp.........................           1,000          163,465
   Bombardier, Inc. Cl. B...........           6,000          136,130
   Powerscreen International PLC....           8,000           87,164
  Metals Mining - .59%
   Freeport-McMoRan Copper & Gold,
   Inc., Cl. B......................             800           24,900
   Minerals Technologies, Inc. .....             600           22,500
   Newmont Mining Corp. ............           3,000          117,000
  Oil & Gas - 4.48%
   British Petroleum Co. PLC ADR....           8,223          102,187
   Gazprom ADR (a)..................          10,000          172,000
   Gulf Canada Resources, Ltd.
   (b)..............................           4,000           33,250
   Lukoil Oil Co. Sponsored ADR.....           2,900          228,855
   Petroleo Brasileiro SA,
   Preference.......................         753,000          206,340
   Saga Petroleum ASA, Cl. A........          20,000          379,305
   Transocean Offshore, Inc. .......           1,700          123,462
  Paper & Forest Products - .24%
   Bobst Bearers AG.................              40           67,945
  Printing, Publishing & Allied
   Products - .05%
   Reed International PLC...........           1,400           13,564
  Retail Trade - 1.89%
   Credit Saison Co., Ltd. .........          10,000          244,317
   PT Matahari Putra Prima..........          30,000           60,444
   Sonae Investimentos-SGPS SA......           5,300          221,644
  Specialty Retailing - 3.61%
   Circuit City Stores, Inc. .......           4,000          142,250
   Giordano International, Ltd. ....         100,000           68,411
   Grupo Elektra SA.................           6,300           68,508
   VBH-Vereinigter Baubeschlag
   Handel AG........................           2,000           42,839
   Wella AG.........................           1,000          682,437
  Supermarkets - .57%
   Disco ADR (b)....................           4,000          158,500

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                        shares, units
                                              or           value
                                         face amount      (note 1)
                                         ------------    ----------
Telecommunications-Equipment - 1.58%
   Alcatel Alsthom..................           3,500     $    438,173
  Telecommunications-Technology - 7.05%
   Ascend Communications, Inc.
   (b)..............................           2,000           78,750
   Millicom International Cellular
   SA (b)...........................          10,900          520,475
   Newbridge Networks Corp. ........           6,000          261,000
   QUALCOMM, Inc. (b)...............           8,700          442,612
   SBC Communications, Inc. ........           3,500          216,562
   SK Telecom, Ltd. ................             454          234,491
   Videsh Sanchar Nigam.............          10,000          207,500
  Telephone Utilities - 1.26%
   Telecom Italia SpA...............          50,000          160,608
   Telecomunicacoes Brasileiras SA,
   Preference.......................       1,250,000          189,750
  Transportation - .39%
   Guanshen Railway Co., Ltd.,
   Sponsored ADR (b)................           5,000          109,375
                                                           ----------
  Total Common Stocks (cost: $19,474,939)                  23,487,093
                                                           ----------
RIGHTS, WARRANTS AND
  CERTIFICATES - .04%
   PT Panin Bank Rts., Exp.
   07/22/97.........................         184,000                0
   PT Citra Marga Rts., Exp.
   07/28/97.........................          30,000           11,411
                                                           ----------
  Total Rights, Warrants and Certificates (Cost: $0)           11,411
                                                           ----------
UNITED STATES TREASURY OBLIGATIONS - 4.23%
   Strip, 0% due 11/15/18...........  $    1,330,000          302,520
   Strip, 0% due 02/15/19...........  $    1,300,000          290,575
   Strip, 0% due 08/15/19...........  $    2,700,000          584,196
                                                           ----------
  Total United States Treasury Obligations (cost:
   $1,202,993)                                              1,177,291
                                                           ----------
SHORT-TERM SECURITIES - 11.46%
   Triparty Repurchase Agreement
   dated June 30, 1997 with
   Prudential Securities, Inc.,
   effective yield of 5.45%, due
   July 1, 1997, collateralized by
   FNMAs, 6.45%, April 23, 2001 with
   a value of $3,268,059............  $    3,187,086        3,187,086
                                                           ----------
  Total Short-Term Securities (cost: $3,187,086)            3,187,086
                                                           ----------
TOTAL SECURITIES (COST: $23,865,018) - 100.17%             27,862,881
OTHER ASSETS AND LIABILITIES, NET - (0.17)%                  (48,429)
                                                           ----------
NET ASSETS - 100.00%                                      $27,814,452
                                                           ==========


Atlas Emerging Growth Fund
--------------------------------------------------------------


                                           shares or          value
                                          face amount        (Note 1)
                                          ------------      ----------
COMMON STOCKS - 76.96%
  Automotive - 1.88%
   Budget Group, Inc. (b)...........           2,700     $     93,150
  Computer Hardware - 1.49%
   MicroTouch Systems, Inc. (b).....           3,200           73,600

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Emerging Growth Fund                  (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------


  Computer Software - 20.25%
   Acxiom Corp. (b).................           1,800     $     36,900
   Affiliated Computer Services,
   Inc. (b).........................           3,700          103,600
   Aspen Technologies, Inc. (b).....           3,000          112,875
   Global DirectMail Corp. (b)......           1,800           46,913
   Integrated Measurement Systems,
   Inc. (b).........................           2,500           37,031
   Medical Manager Corp. (b)........           4,500           66,375
   National Instruments Corp. (b)...           2,000           70,500
   Registry, Inc. (b)...............           2,000           92,000
   Saville System Ireland PLC ADR
   (b)..............................           2,400          124,800
   Siebel Systems, Inc. (b).........           3,000           96,750
   SPSS, Inc. (b)...................           2,300           66,700
   Visio Corp. (b)..................           2,100          148,050
  Consumer Goods & Services - 5.80%
   CORT Business Services Corp.
   (b)..............................           3,700          109,150
   Renters Choice, Inc. (b).........           5,000           99,375
   Sitel Corp. (b)..................           3,800           78,375
  Diversified Financial - 2.44%
   FIRSTPLUS Financial Group, Inc.
   (b)..............................           1,300           44,200
   NCO Group, Inc. (b)..............           2,600           76,375
  Drugs & Healthcare - 2.05%
   Parexel International Corp.
   (b)..............................           3,200          101,600
  Electronics - 5.33%
   Advanced Technology Materials,
   Inc. (b).........................           3,000           88,125
   Benchmarq Microelectronics,
   Inc..............................           5,000           86,250
   Pittway Corp.....................           1,800           89,550
  Energy Services & Producers - .95%
   Core Laboratories NV (b).........           1,800           46,800
  Financial Services - 3.17%
   Investors Financial Services
   Corp.............................           3,300          156,750
  Food & Beverages - 1.39%
   JP Foodservice, Inc. (b).........           2,400           68,850
  Healthcare/Supplies &
   Services - 5.44%
   AmeriSource Health Corp. Cl. A
   (b)..............................           1,000           49,875
   OccuSystems, Inc. (b)............           3,000           87,000
   Pediatrix Medical Group, Inc.....           1,500           68,719
   Rural/Metro Corp. (b)............           2,200           63,869
  Home Builders/Real Estate - 1.36%
   Fairfield Communities, Inc.
   (b)..............................           2,000           67,250
  Industrial Services - 6.06%
   Culligan Water Technologies, Inc.
   (b)..............................           2,000           89,500
   Daisytek International Corp.
   (b)..............................           1,500           59,437
   IntelliQuest Information Group,
   Inc. (b).........................           3,100           69,750
   Rental Service Corp. (b).........           3,100           81,375
  Insurance - 1.36% CapMAC Holdings,
   Inc..............................           2,000           67,250
  Manufacturing - 1.61%
   American Pad & Paper Co. (b).....           1,800           30,375
   PRI Automation, Inc. (b).........           1,300           49,319
  Oil & Gas - 4.21% Cross Timbers
   Oil Co...........................           2,000           38,500
   Newfield Exploration Co. (b).....           2,700           54,000
   Numar Corp. (b)..................           3,100          116,056
  Restaurants - 1.87%
   CKE Restaurants, Inc.............           1,600           50,600
   Einstein/Noah Bagel Corp. (b)....           3,500           41,781
  Retail Trade - 2.71%
   Barnett, Inc. (b)................           2,500           61,250
   North Face (The), Inc. (b).......           4,000           73,000

Atlas Emerging Growth Fund                  (continued)
--------------------------------------------------------------
                                        shares or           value
                                       face amount         (note 1)
                                       ------------       ----------



  Specialty Retailing - 3.25%
   Linens 'N Things, Inc. (b).......           2,800     $     82,950
   Wilmar Industries, Inc. (b)......           3,200           78,000
  Telecommunications - 1.87%
   ACC Corp. (b)....................           3,000           92,625
  Transportation - 2.47%
   Genesee & Wyoming, Inc. (b)......           2,400           63,000
   Swift Transportation Co. (b).....           2,000           59,000
                                                           ----------
  Total Common Stocks (cost: $3,225,638)                    3,809,125
                                                           ----------
SHORT-TERM SECURITIES - 21.81%
  Triparty Repurchase Agreement
   dated June 30, 1997 with
   Prudential Securities, Inc.,
   effective yield of 5.45%, due
   July 1, 1997, collateralized by
   FNMAs, 6.45%, April 23, 2001 with
   a value of $1,106,956............  $    1,079,529        1,079,529
                                                           ----------
  Total Short-Term Securities (cost: $1,079,529)            1,079,529
                                                           ----------
TOTAL SECURITIES (COST: $4,305,167) - 98.77%                4,888,654
OTHER ASSETS AND LIABILITIES, NET - 1.23%                      60,951
                                                           ----------
NET ASSETS - 100.00%                                     $  4,949,605
                                                           ==========

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

ACES = Automatic Common Exchange Securities
ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
FLIRBs = Front Loaded Interest Reduction Bonds
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock SONYMA = State of New York Mortgage Authority
STRYPES = Structured Yield Product Exchangeable for Stock

(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, the value of these securities amounted to $979,500 or 2.20% of net assets in the Balanced Fund, $4,225,415 or 2.44% of net assets in the Growth and Income Fund, $4,733,179 or 13.36% of net assets in the Strategic Income Fund, and $453,928 or 1.63% of net assets in the Global Growth Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.

Statements of Investments in Securities and Net Assets             June 30, 1997
(unaudited)
--------------------------------------------------------------------------------

(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(g) Identifies issues considered to be illiquid - See Note 11 to Financial Statements.
(h) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(i) Interest or dividend is paid in kind.
(j)  When-issued security to be delivered and settled after June 30, 1997.
(k) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(l) Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
(m) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        IEP - Irish Punt
    ARP - Argentine Peso           IDR - Indonesian Rupiah
    CAD - Canadian Dollar          ITL - Italian Lira
    CHF - Swiss Franc              JPY - Japanese Yen
    CZK - Czech Koruna             KRW - South Korean Won
    DEM - German Deutsche Mark     MXP - Mexican Peso
    DKK - Danish Krone             NOK - Norwegian Krone
    ESP - Spanish Peseta           NZD - New Zealand Dollar
    FIM - Finnish Markka           PLZ - Polish Zloty
    FRF - French Franc             SEK - Swedish Krona
    GBP - British Pound Sterling   SKK - Slovakian Koruna
    GRD - Greek Drachma            ZAR - South African Rand

                                                            CONTRACTS/FACE      EXPIRATION    EXERCISE    PREMIUM    MARKET VALUE
                                                          SUBJECT TO CALL/PUT      DATE        PRICE      RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
(n) A sufficient amount of securities has been designated to cover outstanding written call and put options as follows:
Strategic Income Fund:
Put Option on Germany (Republic of) Bonds, Series 118,
  5.25% due 02/21/01                                               34,500         Jul-97       99.57DEM   $   559      $      0
Put Option on Japanese Yen                                     20,000,000         Jul-97      115.00JPY       922           857
Put Option on Japanese Yen                                     20,000,000         Jul-97      116.50JPY       927           182
                                                                                                           -------------------
                                                                                                          $ 2,408      $  1,039
                                                                                                           ===================
Growth and Income Fund:
Call Option on Microsoft Corp.                                         40         Jul-97     $   135.00   $12,379      $  4,000
Call Option on Microsoft Corp.                                         40         Jul-97     $   140.00     6,130         1,500
                                                                                                           -------------------
                                                                                                          $18,509      $  5,500
                                                                                                           ===================

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

Statements of Assets and Liabilities                   June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                            Money Funds                                    Bond Funds
                            -------------------------------------------------------------------------------------
                                                                           California          National
                                                                             Insured            Insured            U.S.
                               U.S.         California       National      Intermediate       Intermediate      Government
                             Treasury       Municipal       Municipal       Municipal          Municipal        Intermediate
                            Money Fund      Money Fund      Money Fund        Fund               Fund              Fund
                            -------------------------------------------------------------------------------------
ASSETS:
  Investment in
    securities, at
    identified cost.....    $67,099,885    $ 50,302,570    $  8,242,184    $18,164,877        $11,432,735       $ 5,691,938
                              =========      ==========      ==========      =========          =========         =========
  Investment in
    securities, at
    value...............    $67,099,885    $ 50,302,570    $  8,242,184    $18,678,369        $11,776,015       $ 5,581,920
  Cash..................    1,931......          91,305          20,101         33,881             12,690            79,555
  Receivables for:
    Sales of
      investments.......              0               0               0              0                  0                 0
    Sales of Fund's
      shares............        147,109          20,565          50,200              0                  0               250
    Accrued interest and
      dividends.........              0         478,400          91,144        334,030            132,718            29,698
    Other...............              0               0               0              0                  0                 0
  Unrealized
  appreciation on
  forward foreign
  currency exchange
  contracts (Note 8)....              0               0               0              0                  0                 0
  Unamortized
  organization costs
  (Note 2)..............          1,436               0               0          1,436              1,436             1,436
                              ---------      ----------      ----------      ---------          ---------         ---------
  Total assets..........     67,250,361      50,892,840       8,403,629     19,047,716         11,922,859         5,692,859
                              ---------      ----------      ----------      ---------          ---------         ---------
LIABILITIES:
  Payables for:
    Purchases of
    investments.........              0       2,519,449         679,570              0                  0                 0
    Redemptions of
    Fund's shares.......        192,993          77,638          33,650              0              4,576             3,000
    Dividends...........         12,377           5,160           1,218         18,665             15,138            10,536
    Repurchases of
    investments under
    dollar roll
    agreements..........              0               0               0              0                  0                 0
    Accrued expenses....         31,573          25,818           4,204         20,923             11,051             3,839
    Other liabilities...              0               0               0              0                  0                 0
  Variation margin on
  futures contracts
  (Note 9)..............              0               0               0              0                  0                 0
  Options written, at
  value (premiums
  received $2,408 and
  $18,509, respectively)
  (Note 10).............              0               0               0              0                  0                 0
                              ---------      ----------      ----------      ---------          ---------         ---------
  Total liabilities.....        236,943       2,628,065         718,642         39,588             30,765            17,375
                              ---------      ----------      ----------      ---------          ---------         ---------
NET ASSETS..............    $67,013,418    $ 48,264,775    $  7,684,987    $19,008,128        $11,892,094       $ 5,675,484
                              =========      ==========      ==========      =========          =========         =========
NET ASSETS CONSIST OF:
  Net unrealized
  appreciation
  (depreciation) (Note
  3)....................    $         0    $          0    $          0    $   513,492        $   343,280       $  (110,018)
  Accumulated net
  realized gain
  (loss)................         (4,839)            (85)           (377)      (391,775)          (299,877)         (265,975)
  Undistributed net
  investment income.....              0               0               0              0                  0                 0
  Paid in capital.......     67,018,257      48,264,860       7,685,364     18,886,411         11,848,691         6,051,477
                              ---------      ----------      ----------      ---------          ---------         ---------
NET ASSETS..............    $67,013,418    $ 48,264,775    $  7,684,987    $19,008,128        $11,892,094       $ 5,675,484
                              =========      ==========      ==========      =========          =========         =========
NET ASSET VALUE PER
  SHARE:
  Class A
    Net Assets..........    $66,856,841    $ 48,264,775    $  7,684,987    $18,451,471        $11,595,234       $ 5,322,443
    Shares
    outstanding.........     66,861,678      48,264,860       7,685,364      1,773,125          1,120,619           554,819
    Net asset value per
    share...............    $      1.00    $       1.00    $       1.00    $     10.41        $     10.35       $      9.59
    Maximum offering
    price per share (net
    asset value plus
    sales charge of 3.0%
    for Bond and Stock
    Funds)..............    $      1.00    $       1.00    $       1.00    $     10.73        $     10.67       $      9.89
  Class B
    Net Assets..........    $   156,577              NA              NA    $   556,657        $   296,860       $   353,041
    Shares
    outstanding.........        156,579              NA              NA         53,526             28,669            36,800
    Net asset value per
    share and maximum
    offering price......    $      1.00              NA              NA    $     10.40        $     10.35       $      9.59
CAPITAL SHARES
  AUTHORIZED:...........     75,000,000     350,000,000     130,000,000     25,000,000         25,000,000        25,000,000
                              =========      ==========      ==========      =========          =========         =========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                     Stock Funds
    ---------------------------------------------------------------------------------------------------------------------------
                                         U.S.
                                      Government
     California       National       and Mortgage     Strategic
     Municipal        Municipal       Securities       Income         Balanced        Growth and       Strategic      Global
     Bond Fund        Bond Fund          Fund           Fund            Fund         Income Fund      Growth Fund   Growth Fund
    ---------------------------------------------------------------------------------------------------------------------------
    $167,151,352     $48,303,396     $245,309,502    $36,402,492     $38,473,411     $137,985,431     $38,336,922   $23,865,018
      ==========       =========       ==========      =========       =========       ==========       =========     =========
    $177,294,905     $51,060,795     $247,781,937    $36,773,494     $44,257,330     $173,498,502     $46,362,981   $27,862,881
          54,809          76,238           37,848          1,099             529            3,268               0             0
               0               0           36,821      1,123,300               0        1,250,845               0       406,955
          58,858          10,285           87,386         22,722         140,795          164,171         116,366       124,035
       3,221,619         658,787        1,215,185        618,468         252,640          231,202          23,020        29,329
               0               0                0              0           1,635            5,325               0        21,688
               0               0                0         16,420               0                0               0            79
           1,436           1,436            1,436              0           1,436            1,436           1,436             0
      ----------       ---------       ----------      ---------       ---------       ----------       ---------     ---------
     180,631,627      51,807,541      249,160,613     38,555,503      44,654,365      175,154,749      46,503,803    28,444,967
      ----------       ---------       ----------      ---------       ---------       ----------       ---------     ---------
               0       1,435,590                0      2,971,631               0        1,366,272               0       573,084
          33,982               0          176,848          6,000               0          197,210               0             0
         215,803          41,877          438,842        120,257          22,743            5,697               0             0
               0               0       34,979,522              0               0                0               0             0
         213,588          60,673          271,601         15,838          60,275          225,115          62,385        47,846
               0               0           30,741          6,263               0              306               0         9,585
               0               0                0          1,275               0                0               0             0
               0               0                0          1,039               0            5,500               0             0
      ----------       ---------       ----------      ---------       ---------       ----------       ---------     ---------
         463,373       1,538,140       35,897,554      3,122,303          83,018        1,800,100          62,385       630,515
      ----------       ---------       ----------      ---------       ---------       ----------       ---------     ---------
    $180,168,254     $50,269,401     $213,263,059    $35,433,200     $44,571,347     $173,354,649     $46,441,418   $27,814,452
      ==========       =========       ==========      =========       =========       ==========       =========     =========
    $ 10,143,553     $ 2,757,399     $  2,472,435    $   389,195     $ 5,785,554     $ 35,525,774     $ 8,026,059   $ 3,998,950
        (205,526)        271,911      (14,629,869)       132,374         420,715        9,315,578       1,282,535       665,542
               0               0                0              0               8          (16,655)        144,502        47,828
     170,230,227      47,240,091      225,420,493     34,911,631      38,365,070      128,529,952      36,988,322    23,102,132
      ----------       ---------       ----------      ---------       ---------       ----------       ---------     ---------
    $180,168,254     $50,269,401     $213,263,059    $35,433,200     $44,571,347     $173,354,649     $46,441,418   $27,814,452
      ==========       =========       ==========      =========       =========       ==========       =========     =========
    $174,029,933     $47,805,541     $207,017,166    $30,219,712     $38,191,994     $157,709,776     $37,775,855   $23,823,016
      15,609,822       4,244,099       20,519,481      5,858,178       2,924,395        7,897,503       2,313,815     1,844,428
    $      11.15     $     11.26     $      10.09    $      5.16     $     13.06     $      19.97     $     16.33   $     12.92
    $      11.49     $     11.61     $      10.40    $      5.32     $     13.46     $      20.59     $     16.84   $     13.32
    $  6,138,321     $ 2,463,860     $  6,245,893    $ 5,213,488     $ 6,379,353     $ 15,644,873     $ 8,665,563   $ 3,991,436
         550,257         218,652          619,046      1,012,069         489,825          785,697         535,734       311,424
    $      11.16     $     11.27     $      10.09    $      5.15     $     13.02     $      19.91     $     16.18   $     12.82
      50,000,000      20,000,000       50,000,000     50,000,000      20,000,000       20,000,000      10,000,000    15,000,000
      ==========       =========       ==========      =========       =========       ==========       =========     =========


    ---------------------------------------------------------------------------------------------------------------------------
    Emerging Growth Fund
    ---------------------------------------------------------------------------------------------------------------------------
      $ 4,305,167
        =========
      $ 4,888,654
                0
                0
           65,303
              479
                0
                0
                0
        ---------
        4,954,436
        ---------
                0
                0
                0
                0
            4,831
                0
                0
                0
        ---------
            4,831
        ---------
      $ 4,949,605
        =========
      $   583,487
                0
           (1,748)
        4,367,866
        ---------
      $ 4,949,605
        =========
      $ 4,379,894
          352,159
      $     12.44
      $     12.82
      $   569,711
           45,868
      $     12.42
       15,000,000
        =========

Statements of Operations
--------------------------------------------------------------------------------

                         Money Funds                                                      Bond Funds
                         ----------------------------------------------------------------------------------------
                                                                                           California           National
                                                                       National             Insured              Insured
                                                California            Municipal           Intermediate         Intermediate
                         U.S. Treasury           Municipal              Money              Municipal            Municipal
                         Money Fund(1)         Money Fund(1)           Fund(1)              Fund(1)              Fund(1)
                         ----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest.........    $   1,720,470         $     767,584         $    128,926         $    487,775         $   308,444
    Dividends........                0                     0                    0                    0                   0
                           -----------           -----------           ----------           ----------           ---------
  Total income.......        1,720,470               767,584              128,926              487,775             308,444
                           -----------           -----------           ----------           ----------           ---------
  Expenses:
    Management fees
      (Note 6).......          168,630               108,888               17,748               54,521              33,847
    12b-1 fees: (Note
      6)
      Class A........           84,149                54,444                8,874               24,070              15,022
      Class B........              499                     0                    0                2,136               1,090
    Transfer agency
      fees and
      expenses.......           56,834                17,424                5,292               15,214              13,103
    Custodian fees
      and expenses...           21,834                20,272                7,120                9,438               6,681
    Directors'
      fees...........            1,502                   968                  158                  442                 274
    Registration
      fees...........            2,175                 4,184                  809                  882                 882
    Accounting and
      legal fees.....            7,322                 6,787                6,613                7,094               7,058
    Printing and
      postage........            6,645                 2,374                  594                  973                 710
    Other............            1,210                   310                   42                  492                 412
                           -----------           -----------           ----------           ----------           ---------
  Gross expenses.....          350,800               215,651               47,250              115,262              79,079
    Waiver of
      management fees
      (Note 6).......          (45,790)              (24,734)             (13,878)                   0                (190)
    Waiver of 12b-1
      fees: (Note 6)
      Class A........          (84,149)              (54,444)              (8,874)              (9,705)            (10,335)
      Class B........                0                     0                    0                    0                   0
  Expense
    reimbursement
    (Note 6).........           (7,979)                    0                    0               (8,227)             (8,272)
                           -----------           -----------           ----------           ----------           ---------
  Net expenses.......          212,882               136,473               24,498               97,330              60,282
                           -----------           -----------           ----------           ----------           ---------
  Net investment
    income (loss)....        1,507,588               631,111              104,428              390,445             248,162
                           -----------           -----------           ----------           ----------           ---------
REALIZED GAIN (LOSS) AND UNREALIZED
APPRECIATION (DEPRECIATION) ON
INVESTMENTS AND FOREIGN CURRENCY:
  Realized gain
    (loss):
    Proceeds from
    sales (including
    premiums on
    options
    exercised).......      230,488,758            63,902,000           12,910,300            3,494,737           3,077,787
    Cost of
      securities
      sold...........     (230,483,419)          (63,902,000)         (12,910,300)          (3,437,157)         (3,031,960)
    Loss on closing
      of future
      contracts......                0                     0                    0                    0                   0
    Gain on closing
    and expiration of
    options
    written..........                0                     0                    0                    0                   0
    Gain (loss) on
    foreign currency
    transactions.....                0                     0                    0                    0                   0
                           -----------           -----------           ----------           ----------           ---------
  Net realized gain
    (loss)...........            5,339                     0                    0               57,580              45,827
                           -----------           -----------           ----------           ----------           ---------
  Unrealized
    appreciation
    (depreciation):
    Beginning of
      period.........                0                     0                    0              496,510             370,336
    End of period....                0                     0                    0              513,492             343,280
                           -----------           -----------           ----------           ----------           ---------
  Unrealized
    appreciation
    (depreciation)...                0                     0                    0               16,982             (27,056)
                           -----------           -----------           ----------           ----------           ---------
  Net realized gain
  (loss) and
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency...            5,339                     0                    0               74,562              18,771
                           -----------           -----------           ----------           ----------           ---------
  Net increase in net
  assets resulting
  from operations....    $   1,512,927         $     631,111         $    104,428         $    465,007         $   266,933
                           ===========           ===========           ==========           ==========           =========

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period April 30, 1997 (inception of operations) to June 30, 1997 (unaudited).

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                              Stock Funds
    ----------------------------------------------------------------------------------------------------------------------
                                          National       U.S. Government
    U.S. Government      California       Municipal       and Mortgage        Strategic                        Growth and
     Intermediate        Municipal          Bond           Securities           Income         Balanced          Income
        Fund(1)         Bond Fund(1)       Fund(1)           Fund(1)           Fund(1)          Fund(1)         Fund(1)
    ----------------------------------------------------------------------------------------------------------------------
       $ 208,425        $  5,204,722     $ 1,452,294      $   8,536,155      $ 1,215,324      $   579,870     $   375,572
               0                   0               0                  0           10,917          399,757         877,048
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
         208,425           5,204,722       1,452,294          8,536,155        1,226,241          979,627       1,252,620
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
          18,342             493,880         138,975            603,399          108,376          137,355         533,971
           7,843             217,447          60,430            266,783      30,867.....           42,134         184,195
           1,482              21,133           8,221             22,469           15,775           20,763          52,378
          12,194              54,352          25,059            114,894      22,513.....           28,067          79,550
           3,548              53,229          17,600             93,256           41,631           15,704          52,896
             149               3,996           1,125              4,886      642........              872           3,589
             882               1,193           1,039              1,042            3,819            2,897           2,398
           7,031               7,859           7,241              8,050      8,142......            7,186           7,771
             542               7,735           2,733             15,641      2,713......            4,588          15,333
             416               7,709           2,231              9,527            1,203            1,222          11,730
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
          52,429             868,533         264,654          1,139,947          235,681          260,788         943,811
          (2,240)                  0               0                  0         (107,905)               0               0
          (7,840)                  0               0                  0          (30,867)               0               0
               0                   0               0                  0                0                0               0
          (8,291)             (8,540)         (7,975)            (7,710)         (38,873)          (7,586)         (6,205)
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
          34,058             859,993         256,679          1,132,237           58,036          253,202         937,606
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
         174,367           4,344,729       1,195,615          7,403,918        1,168,205          726,425         315,014
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
         766,660          16,347,264       8,389,185         20,680,464       31,844,261        2,668,435      82,719,234
        (777,825)        (15,798,480)     (8,116,971)       (20,972,011)     (31,827,782)      (2,247,705)    (73,455,158)
               0                   0               0                  0             (375)               0               0
               0                   0               0                  0      59,074.....                0          64,226
               0                   0               0                  0           78,857                0               0
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
         (11,165)            548,784         272,214           (291,547)     154,035....          420,730       9,328,302
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
        (124,922)         10,669,890       2,809,382          1,932,805          462,501        3,412,371      26,292,047
        (110,018)         10,143,553       2,757,399          2,472,435          389,195        5,785,554      35,525,774
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
          14,904            (526,337)        (51,983)           539,630          (73,306)       2,373,183       9,233,727
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
           3,739              22,447         220,231            248,083           80,729        2,793,913      18,562,029
      ----------          ----------       ---------        -----------      -----------        ---------     -----------
       $ 178,106        $  4,367,176     $ 1,415,846      $   7,652,001      $ 1,248,934      $ 3,520,338     $18,877,043
      ==========          ==========       =========        ===========      ===========        =========     ===========


    ----------------------------------------------------------------------------------------------------------------------
        Strategic         Global        Emerging
         Growth           Growth         Growth
         Fund(1)          Fund(1)        Fund(2)
    ----------------------------------------------------------------------------------------------------------------------
      $   219,984      $    59,488      $ 5,319
          169,813          183,629          288
       ----------       ----------      --------
          389,797          243,117        5,607
       ----------       ----------      --------
          128,729           87,036        3,847
           37,038           23,232        1,098
           26,811           11,902          312
           25,660           20,643        5,591
           12,831           47,294        6,194
              816              483           21
            4,417            2,984          917
            7,174            7,102        2,337
            5,303            3,425          346
            1,968            1,976           41
       ----------       ----------      --------
          250,747          206,077       20,704
                0           (3,454)      (3,847)
                0           (5,395)      (1,098)
                0                0            0
           (5,448)          (7,385)      (8,404)
       ----------       ----------      --------
          245,299          189,843        7,355
       ----------       ----------      --------
          144,498           53,274       (1,748)
       ----------       ----------      --------
       10,311,809        6,122,215            0
       (9,029,289)      (5,421,319)           0
                0                0            0
                0                0            0
                0          (17,573)           0
       ----------       ----------      --------
        1,282,520          683,323            0
       ----------       ----------      --------
        3,487,512        1,001,989            0
        8,026,059        3,998,950      583,487
       ----------       ----------      --------
        4,538,547        2,996,961      583,487
       ----------       ----------      --------
        5,821,067        3,680,284      583,487
       ----------       ----------      --------
      $ 5,965,565      $ 3,733,558      $581,739
       ==========       ==========      ========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                        Money Funds
                        --------------------------------------------------------------------------------------
                                                            California Municipal Money          National Municipal Money
                        U.S. Treasury Money Fund            Fund                                Fund
                        --------------------------------------------------------------------------------------
                          1997(1)           1996(2)           1997(1)           1996(2)           1997(1)         1996(2)
                        (unaudited)                         (unaudited)                         (unaudited)
OPERATIONS:
  Net investment
  income (loss)....     $  1,507,588      $  2,749,893      $    631,111      $  1,056,490      $   104,428      $  215,006
  Net realized gain
  (loss) on
  investments and
  foreign
  currency.........            5,339           (10,178)                0               (85)               0            (377)
  Net unrealized
  appreciation
  (depreciation) on
  investments and
  foreign
  currency.........                0                 0                 0                 0                0               0
                          ----------        ----------        ----------        ----------        ---------        --------
  Net increase in
  net assets
  resulting from
  operations.......        1,512,927         2,739,715           631,111         1,056,405          104,428         214,629
                          ----------        ----------        ----------        ----------        ---------        --------
DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Dividends from
  net investment
  income:
    Class A........       (1,505,090)       (2,745,028)         (631,111)       (1,056,490)        (104,428)       (215,006)
    Class B........           (2,498)           (4,865)               NA                NA               NA              NA
  Distributions
  from net realized
  gain on
  investments:
    Class A........                0                 0                 0                 0                0               0
    Class B........                0                 0                NA                NA               NA              NA
  Distributions in
  excess of net
  realized gain on
  investments:
    Class A........                0                 0                 0                 0                0               0
    Class B........                0                 0                NA                NA               NA              NA
                          ----------        ----------        ----------        ----------        ---------        --------
  Total
    distributions:
    Class A........       (1,505,090)       (2,745,028)         (631,111)       (1,056,490)        (104,428)       (215,006)
    Class B........           (2,498)           (4,865)               NA                NA               NA              NA
                          ----------        ----------        ----------        ----------        ---------        --------
CAPITAL SHARE
  TRANSACTIONS:
  (NOTE 4)
  Proceeds from
  shares sold:
    Class A........       38,965,556        75,634,378        23,710,737        20,788,077        3,185,326       5,107,216
    Class B........          267,906           168,652                NA                NA               NA              NA
  Proceeds from
  shares issued in
  reinvestment of
  net investment
  income dividends
  and capital gain
  dividends:
    Class A........        1,413,885         2,546,526           602,329         1,001,220           96,166         198,379
    Class B........            2,450             4,762                NA                NA               NA              NA
  Cost of shares
  redeemed:
    Class A........      (39,007,221)      (64,076,015)      (13,402,970)      (23,873,824)      (3,110,202)     (5,651,446)
    Class B........         (233,949)         (166,383)               NA                NA               NA              NA
                          ----------        ----------        ----------        ----------        ---------        --------
  Net increase
  (decrease) in net
  assets resulting
  from capital
  share
  transactions:
    Class A........        1,372,220        14,104,889        10,910,096        (2,084,527)         171,290        (345,851)
    Class B........           36,407             7,031                NA                NA               NA              NA
                          ----------        ----------        ----------        ----------        ---------        --------
  Net increase
  (decrease) in net
  assets...........        1,413,966        14,101,742        10,910,096        (2,084,612)         171,290        (346,228)
NET ASSETS:
  Beginning of
  period...........       65,599,452        51,497,710        37,354,679        39,439,291        7,513,697       7,859,925
                          ----------        ----------        ----------        ----------        ---------        --------
  End of period....     $ 67,013,418      $ 65,599,452      $ 48,264,775      $ 37,354,679      $ 7,684,987      $7,513,697
                          ==========        ==========        ==========        ==========        =========        ========

(1) For the six months ended June 30, 1997.

(2) For the year ended December 31, 1996.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Bond Funds
    ----------------------------------------------------------------------------------------------------------------
    California Insured Intermediate          National Insured Intermediate           U.S. Government
    Municipal Fund                           Municipal Fund                          Intermediate Fund
    ----------------------------------------------------------------------------------------------------------------
      1997(1)              1996(2)             1997(1)             1996(2)             1997(1)             1996(2)
    (unaudited)                              (unaudited)                             (unaudited)
    $   390,445          $   860,543         $   248,162         $   591,092         $   174,367         $   452,724
         57,580              146,425              45,827              61,110             (11,165)             12,028
         16,982             (238,212)            (27,056)           (169,483)             14,904            (177,117)
      ---------            ---------           ---------           ---------           ---------           ---------
        465,007              768,756             266,933             482,719             178,106             287,635
      ---------            ---------           ---------           ---------           ---------           ---------
       (380,907)            (843,939)           (243,223)           (581,184)           (165,414)           (430,630)
         (9,538)             (16,604)             (4,939)             (9,908)             (8,953)            (22,094)
              0                    0                   0                   0                   0                   0
              0                    0                   0                   0                   0                   0
              0                    0                   0                   0                   0                   0
              0                    0                   0                   0                   0                   0
      ---------            ---------           ---------           ---------           ---------           ---------
       (380,907)            (843,939)           (243,223)           (581,184)           (165,414)           (430,630)
         (9,538)             (16,604)             (4,939)             (9,908)             (8,953)            (22,094)
      ---------            ---------           ---------           ---------           ---------           ---------
        895,560            1,429,899              45,416             960,407             175,588             849,508
          1,500              140,750               7,959              58,916                   0             151,204
        258,176              554,405             149,383             358,574              91,265             260,026
          8,492               14,726               4,049               9,631               7,584              19,946
     (2,779,642)          (6,469,246)         (1,503,928)         (4,107,158)         (2,115,317)         (1,992,652)
        (48,543)              (6,221)             (2,000)            (65,724)           (141,891)           (103,597)
      ---------            ---------           ---------           ---------           ---------           ---------
     (1,625,906)          (4,484,942)         (1,309,129)         (2,788,177)         (1,848,464)           (883,118)
        (38,551)             149,255              10,008               2,823            (134,307)             67,553
      ---------            ---------           ---------           ---------           ---------           ---------
     (1,589,895)          (4,427,474)         (1,280,350)         (2,893,727)         (1,979,032)           (980,654)
     20,598,023           25,025,497          13,172,444          16,066,171           7,654,516           8,635,170
      ---------            ---------           ---------           ---------           ---------           ---------
    $19,008,128          $20,598,023         $11,892,094         $13,172,444         $ 5,675,484         $ 7,654,516
      =========            =========           =========           =========           =========           =========

    Bond Funds

    ----------------------------------------------------------------------------------------------------------------
         California Municipal
               Bond Fund
    ----------------------------------------------------------------------------------------------------------------
      1997(1)              1996(2)
    (unaudited)
      $  4,344,729     $  8,802,217

           548,784        1,168,842

          (526,337)      (2,969,666)
        ----------       ----------

         4,367,176        7,001,393
        ----------       ----------
        (4,221,964)      (8,617,419)
          (122,765)        (184,798)
                 0                0
                 0                0
                 0                0
                 0                0
        ----------       ----------
        (4,221,964)      (8,617,419)
          (122,765)        (184,798)
        ----------       ----------
         7,604,982       14,885,665
         1,086,058        2,236,769
         2,939,231        6,059,281
            92,437          142,396
       (14,123,855)     (25,832,437)
          (406,463)        (182,019)
        ----------       ----------
        (3,579,642)      (4,887,491)
           772,032        2,197,146
        ----------       ----------
        (2,785,163)      (4,491,169)
       182,953,417      187,444,586
        ----------       ----------
      $180,168,254     $182,953,417
        ==========       ==========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                         Bond Funds
                         --------------------------------------------------------------------------------------
                         National Municipal                U.S. Government and                 Strategic Income
                         Bond Fund                         Mortgage Securities Fund            Fund
                         --------------------------------------------------------------------------------------
                         1997(1)           1996(2)          1997(1)           1996(2)           1997(1)          1996(3)
                        (unaudited)                      (unaudited)                         (unaudited)

OPERATIONS:
  Net investment
  income............     $ 1,195,615      $ 2,398,469      $  7,403,918      $ 16,261,312      $ 1,168,205      $   553,376
  Net realized gain
  (loss) on
  investments and
  foreign
  currency..........         272,214          518,915          (291,547)       (1,491,838)         154,035           50,719
  Net unrealized
  appreciation
  (depreciation) on
  investments and
  foreign
  currency..........         (51,983)      (1,130,455)          539,630        (4,326,727)         (73,306)         462,501
                           ---------        ---------        ----------        ----------        ---------        ---------
  Net increase in
  net assets
  resulting from
  operations........       1,415,846        1,786,929         7,652,001        10,442,747        1,248,934        1,066,596
                           ---------        ---------        ----------        ----------        ---------        ---------
DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A.........      (1,148,959)      (2,337,023)       (7,216,150)      (15,943,843)      (1,011,504)        (502,136)
    Class B.........         (46,656)         (61,446)         (187,768)         (317,469)        (156,701)         (51,240)
  Distributions from
  net realized gain
  of investments:
    Class A.........               0         (244,585)                0                 0                0          (43,471)
    Class B.........               0           (9,623)                0                 0                0           (7,248)
  Distributions in
  excess of net
  realized gain of
  investments:
    Class A.........               0                0                 0                 0                0          (18,565)
    Class B.........               0                0                 0                 0                0           (3,096)
                           ---------        ---------        ----------        ----------        ---------        ---------
  Total
  distributions:
    Class A.........      (1,148,959)      (2,581,608)       (7,216,150)      (15,943,843)      (1,011,504)        (564,172)
    Class B.........         (46,656)         (71,069)         (187,768)         (317,469)        (156,701)         (61,584)
                           ---------        ---------        ----------        ----------        ---------        ---------
CAPITAL SHARE
  TRANSACTIONS:
  (NOTE 4)
  Proceeds from
  shares sold:
    Class A.........       1,571,755        2,984,690         6,135,777        19,760,191       13,484,602       17,647,743
    Class B.........         482,402          944,259           789,166         2,808,568        2,444,297        2,909,870
  Proceeds from
  shares issued in
  reinvestment of
  net investment
  income dividends
  and capital gain
  dividends:
    Class A.........         897,351        2,051,732         4,522,742         9,993,486          413,032          146,503
    Class B.........          38,030           58,955           129,961           222,729           89,338           38,753
  Cost of shares
  redeemed:
    Class A.........      (4,467,342)      (7,971,452)      (28,181,641)      (55,336,871)      (1,612,083)        (317,560)
    Class B.........         (21,477)         (92,044)         (570,375)         (853,491)        (294,504)         (38,360)
                           ---------        ---------        ----------        ----------        ---------        ---------
  Net increase
  (decrease) in net
  assets resulting
  from capital share
  transactions:
    Class A.........      (1,998,236)      (2,935,030)      (17,523,122)      (25,583,194)      12,285,551       17,476,686
    Class B.........         498,955          911,170           348,752         2,177,806        2,239,131        2,910,263
                           ---------        ---------        ----------        ----------        ---------        ---------
  Net increase
  (decrease) in net
  assets............      (1,279,050)      (2,889,608)      (16,926,287)      (29,223,953)      14,605,411       20,827,789
NET ASSETS:
  Beginning of
  period............      51,548,451       54,438,059       230,189,346       259,413,299       20,827,789                0
                           ---------        ---------        ----------        ----------        ---------        ---------
  End of period.....     $50,269,401      $51,548,451      $213,263,059      $230,189,346      $35,433,200      $20,827,789
                         ===========      ===========      ============      ============      ===========


(1) For the six months ended June 30, 1997.

(2) For the year ended December 31, 1996.

(3) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(4) For the period April 15, 1996 (inception of operations) to December 31,
1996.

(5) For the period April 30, 1997 (inception of operations) to June 30, 1997.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Stock Funds
    -------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Global
    Balanced Fund                       Growth and Income Fund                Strategic Growth Fund               Growth Fund
    -------------------------------------------------------------------------------------------------------------------------
      1997(1)          1996(2)            1997(1)           1996(2)             1997(1)          1996(2)            1997(1)
    (unaudited)                         (unaudited)                           (unaudited)                         (unaudited)
    $   726,425      $   946,509        $    315,014      $    999,904        $   144,498      $   206,337        $    53,274
        420,730          890,777           9,328,302         9,131,529          1,282,520        2,797,477            683,323
      2,373,183        1,902,885           9,233,727        12,724,191          4,538,547        1,529,213          2,996,961
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
      3,520,338        3,740,171          18,877,043        22,855,624          5,965,565        4,533,027          3,733,558
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
       (634,044)        (824,900)           (331,650)         (966,669)                 0         (181,354)                 0
        (92,373)        (121,604)                  0           (33,241)                 0          (24,971)                 0
              0         (762,138)                  0        (8,366,846)                 0       (2,225,041)                 0
              0         (125,529)                  0          (753,594)                 0         (570,429)                 0
              0                0                   0                 0                  0                0                  0
              0                0                   0                 0                  0                0                  0
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
       (634,044)      (1,587,038)           (331,650)       (9,333,515)                 0       (2,406,395)                 0
        (92,373)        (247,133)                  0          (786,835)                 0         (595,400)                 0
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
      8,443,925       16,897,407          19,258,800        47,873,675         12,981,299       10,438,012          8,002,158
      1,461,858        2,961,819           2,128,999         7,307,370          2,150,369        2,664,228          1,322,855
        598,193        1,486,308             325,618         9,153,241                  0        2,287,390                  0
         83,883          231,526                   0           762,322                  0          592,938                  0
     (2,541,950)      (4,286,818)        (17,416,394)      (23,511,110)        (2,311,025)      (3,945,389)          (937,678)
       (359,330)        (284,553)           (518,781)         (642,873)          (286,923)        (181,623)           (68,642)
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
      6,500,168       14,096,897           2,168,024        33,515,806         10,670,274        8,780,013          7,064,480
      1,186,411        2,908,792           1,610,218         7,426,819          1,863,446        3,075,543          1,254,213
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
     10,480,500       18,911,689          22,323,635        53,677,899         18,499,285       13,386,788         12,052,251
     34,090,847       15,179,158         151,031,014        97,353,115         27,942,133       14,555,345         15,762,201
      ---------        ---------          ----------        ----------          ---------        ---------          ---------
    $44,571,347      $34,090,847        $173,354,649      $151,031,014        $46,441,418      $27,942,133        $27,814,452
      =========        =========          ==========        ==========          =========        =========          =========

    Stock Funds
    -------------------------------------------------------------------------------------------------------------------------
     Global                Emerging
    Growth Fund           Growth Fund
    ---------------------------------
      1996(2)               1997(1)
    (unaudited)           (unaudited)
    -------------------------------------------------------------------------------------------------------------------------

      $     1,416         $   (1,748)
          373,289                  0
        1,001,989            583,487
        ---------          ---------
        1,376,694            581,739
        ---------          ---------
           (6,683)                 0
                0                  0
         (320,918)                 0
          (52,371)                 0
          (15,289)                 0
           (2,492)                 0
        ---------          ---------
         (342,890)                 0
          (54,863)                 0
        ---------          ---------
       12,713,597          3,856,151
        2,049,552            523,980
          282,062                  0
           54,793                  0
         (306,945)           (12,265)
           (9,799)                 0
        ---------          ---------
       12,688,714          3,843,886
        2,094,546            523,980
        ---------          ---------
       15,762,201          4,949,605
                0                  0
        ---------          ---------
      $15,762,201         $4,949,605
      ===========         ==========

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                        Money Funds
                                        -------------------------------------------------------------------------------------------
                                        U.S. Treasury Money Fund
                                        Class A                                                                 Class B
                                        -------------------------------------------------------------------------------------------
                                        1997(1)     1996(2)     1995(2)     1994(2)     1993(2)     1992(3)     1997(1)     1996(2)
                                            (unaudited)                                                             (unaudited)
Net asset value, beginning of period... $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                          -----       -----       -----       -----       -----       -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........   0.022       0.046       0.050       0.036       0.030       0.023       0.019       0.040
 Net gain or loss on securities (both
 realized and unrealized)..............   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                          -----       -----       -----       -----       -----       -----       -----       -----
 Total from investment operations......   0.022       0.046       0.050       0.036       0.030       0.023       0.019       0.040
                                          -----       -----       -----       -----       -----       -----       -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................  (0.022)     (0.046)     (0.050)     (0.036)     (0.030)     (0.023)     (0.019)     (0.040)
 Distributions (from realized capital
 gains)................................   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
 Distributions (in excess of realized
 gains)................................   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                          -----       -----       -----       -----       -----       -----       -----       -----
 Total distributions...................  (0.022)     (0.046)     (0.050)     (0.036)     (0.030)     (0.023)     (0.019)     (0.040)
                                          -----       -----       -----       -----       -----       -----       -----       -----
Net asset value, end of period......... $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                          =====       =====       =====       =====       =====       =====       =====       =====
Total return(5)........................    2.26%       4.74%       5.13%       3.67%       3.03%       2.32%       1.88%       4.07%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..... $66,857     $65,479     $51,385     $33,448     $14,168     $ 7,632     $   157     $   120
 Ratio of expenses to average net
 assets (annualized)(7)................    0.63%       0.52%       0.64%       0.46%       0.15%       0.00%       1.38%       1.18%
 Ratio of net investment income to
 average net assets (annualized).......    4.51%       4.63%       4.99%       3.75%       2.98%       3.32%       3.76%       3.95%
 Portfolio turnover rate (Note 5)......      --          --          --          --          --          --          --          --
 Average commission rate paid(6).......      --          --          --          --          --          --          --          --

                                        Money Funds

                                        -------------------------------------------------------------------------------------------

                                        U.S. Treasury Money Fund
                                        Class B
                                        -------------------------------------------------------------------------------------------

                                        1995(2)     1994(2)
1995(2) 1994(4)

Net asset value, beginning of period...  $  1.00     $  1.00
                                           -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........    0.044       0.018
 Net gain or loss on securities (both
 realized and unrealized)..............    0.000       0.000
                                           -----       -----
 Total from investment operations......    0.044       0.018
                                           -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................   (0.044)     (0.018)
 Distributions (from realized capital
 gains)................................    0.000       0.000
 Distributions (in excess of realized
 gains)................................    0.000       0.000
                                           -----       -----
 Total distributions...................   (0.044)     (0.018)
                                           -----       -----
Net asset value, end of period.........  $  1.00     $  1.00
                                           =====       =====
Total return(5)........................     4.45%       3.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).....  $   113     $    28
 Ratio of expenses to average net
 assets (annualized)(7)................     1.24%       1.13%
 Ratio of net investment income to
 average net assets (annualized).......     4.34%       3.71%
 Portfolio turnover rate (Note 5)......       --          --
 Average commission rate paid(6).......       --          --

(1) For the six months ended June 30.

(2) For the year ended December 31.

(3) For the period May 1, 1992 (inception of operations) to December 31, 1992.

(4) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(5) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(6) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(7) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                      Class A                                                     Class B
Period Ended                                          1997      1996      1995      1994      1993      1992      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund............................  1.02%     1.02%     1.05%     1.08%     1.10%     1.37%     3.25%     3.25%
California Municipal Money Fund.....................  1.00%     1.00%     1.00%     1.00%     0.98%     1.03%       NA        NA
National Municipal Money Fund.......................  1.34%     1.32%     1.29%     1.25%     1.28%     1.35%       NA        NA

                                                      Class B
Period Ended                                          1995      1994
--------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Money Fund............................  3.25%     3.25%
California Municipal Money Fund.....................    NA        NA
National Municipal Money Fund.......................    NA        NA

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------
        California Municipal Money Fund                                          National Municipal Money Fund
        Class A                                                                  Class A
        --------------------------------------------------------------------------------------------------------------------
        1997(1)     1996(2)     1995(2)     1994(2)     1993(2)     1992(2)      1997(1)     1996(2)     1995(2)     1994(2)
                (unaudited)                                                              (unaudited)
        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
         ------      ------      ------      ------      ------      ------       ------      ------      ------      ------
           0.14       0.028       0.032       0.024       0.021       0.027        0.015       0.029       0.032       0.026
          0.000       0.000       0.000       0.000       0.000       0.000        0.000       0.000       0.000       0.000
         ------      ------      ------      ------      ------      ------       ------      ------      ------      ------
          0.014       0.028       0.032       0.024       0.021       0.027        0.015       0.029       0.032       0.026
         ------      ------      ------      ------      ------      ------       ------      ------      ------      ------
         (0.014)     (0.028)     (0.032)     (0.024)     (0.021)     (0.027)      (0.015)     (0.029)     (0.032)     (0.026)
          0.000       0.000       0.000       0.000       0.000       0.000        0.000       0.000       0.000       0.000
          0.000       0.000       0.000       0.000       0.000       0.000        0.000       0.000       0.000       0.000
         ------      ------      ------      ------      ------      ------       ------      ------      ------      ------
         (0.014)     (0.028)     (0.032)     (0.024)     (0.021)     (0.027)      (0.015)     (0.029)     (0.032)     (0.026)
         ------      ------      ------      ------      ------      ------       ------      ------      ------      ------
        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
         ======      ======      ======      ======      ======      ======       ======      ======      ======      ======
           1.45%       2.82%       3.22%       2.47%       2.13%       2.75%        1.48%       2.96%       3.26%       2.60%
        $48,265     $37,355     $39,439     $42,979     $45,784     $55,890      $ 7,685     $ 7,514     $ 7,860     $10,110
           0.63%       0.63%       0.67%       0.46%       0.48%       0.46%        0.70%       0.68%       0.75%       0.49%
           2.92%       2.78%       3.18%       2.44%       2.10%       2.73%        2.96%       2.92%       3.21%       2.57%
             --          --          --          --          --          --           --          --          --          --
             --          --          --          --          --          --           --          --          --          --

        National Municipal Money Fund
        Class A
        --------------------------------------------------------------------------------------------------------------------
        1993(2)     1992(2)
      $  1.00     $  1.00
       ------      ------
        0.022       0.029
        0.000       0.000
       ------      ------
        0.022       0.029
       ------      ------
       (0.022)     (0.029)
        0.000       0.000
        0.000       0.000
       ------      ------
       (0.022)     (0.029)
       ------      ------
      $  1.00     $  1.00
       ======      ======
         2.25%       2.94%
      $ 9,424     $ 8,139
         0.55%       0.54%
         2.23%       2.92%
           --          --
           --          --

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                       Bond Funds
                                       ---------------------------------------------------------------------------------------------
                                       California Insured Intermediate Municipal Fund
                                       Class A                                                Class B
                                       ---------------------------------------------------------------------------------------------
                                       1997(1)    1996(2)    1995(2)    1994(2)    1993(3)    1997(1)   1996(2)    1995(2)   1994(4)
                                                (unaudited)                                   (unaudited)
Net asset value, beginning of
 period............................... $ 10.36    $ 10.37    $  9.64    $ 10.48    $ 10.01    $10.35    $ 10.37    $  9.64   $ 9.91
                                         -----      -----      -----      -----      -----      ----      -----      -----     ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).........    0.20       0.41       0.40       0.42       0.26      0.17       0.34       0.34     0.17
 Net gain or loss on securities (both
 realized and unrealized).............    0.05      (0.01)      0.73      (0.84)      0.47      0.05      (0.02)      0.73    (0.27)
                                         -----      -----      -----      -----      -----      ----      -----      -----     ----
 Total from investment operations.....    0.25       0.40       1.13      (0.42)      0.73      0.22       0.32       1.07    (0.10)
                                         -----      -----      -----      -----      -----      ----      -----      -----     ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)..............................   (0.20)     (0.41)     (0.40)     (0.42)     (0.26)    (0.17)     (0.34)     (0.34)   (0.17)
 Distributions (from realized capital
 gains)...............................    0.00       0.00       0.00       0.00       0.00      0.00       0.00       0.00     0.00
 Distributions (in excess of realized
 gains)...............................    0.00       0.00       0.00       0.00       0.00      0.00       0.00       0.00     0.00
                                         -----      -----      -----      -----      -----      ----      -----      -----     ----
 Total distributions..................   (0.20)     (0.41)     (0.40)     (0.42)     (0.26)    (0.17)     (0.34)     (0.34)   (0.17)
                                         -----      -----      -----      -----      -----      ----      -----      -----     ----
Net asset value, end of period........ $ 10.41    $ 10.36    $ 10.37    $  9.64    $ 10.48    $10.40    $ 10.35    $ 10.37   $ 9.64
                                         =====      =====      =====      =====      =====      ====      =====      =====     ====
Total return(6).......................    2.49%      3.93%     11.84%     -4.10%      7.31%     2.18%      3.14%     11.26%   -1.02%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).... $18,451    $20,005    $24,582    $23,634    $24,235    $  557    $   593    $   443    $  227
 Ratio of expenses to average net
 assets (annualized)(8)...............    0.97%      0.82%      0.77%      0.40%      0.32%     1.58%      1.50%      1.30%    1.08%
 Ratio of net investment income to
 average net assets (annualized)......    3.99%      3.96%      3.90%      4.16%      4.25%     3.38%      3.28%      3.37%    3.62%
 Portfolio turnover rate (Note 5).....    9.92%     44.43%     59.28%     31.48%      5.73%     9.92%     44.43%     59.28%3   1.48%
 Average commission rate paid(7)......      --         --         --         --         --        --         --         --       --

                                       Bond Funds

                                  --------------------------------------------

                                  National Insured Intermediate Municipal Fund
                                                 Class A
                                  --------------------------------------------

                                       1997(1)    1996(2)    1995(2)
                                               (unaudited)
Net asset value, beginning of
 period...............................  $ 10.32    $ 10.37    $  9.64
                                          -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).........     0.21       0.42       0.41
 Net gain or loss on securities (both
 realized and unrealized).............     0.03      (0.05)      0.73
                                          -----      -----      -----
 Total from investment operations.....     0.24       0.37       1.14
                                          -----      -----      -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)..............................    (0.21)     (0.42)     (0.41)
 Distributions (from realized capital
 gains)...............................     0.00       0.00       0.00
 Distributions (in excess of realized
 gains)...............................     0.00       0.00       0.00
                                          -----      -----      -----
 Total distributions..................    (0.21)     (0.42)     (0.41)
                                          -----      -----      -----
Net asset value, end of period........  $ 10.35    $ 10.32    $ 10.37
                                          =====      =====      =====
Total return(6).......................     2.34%      3.68%     12.01%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)....  $11,595    $12,886    $15,782
 Ratio of expenses to average net
 assets (annualized)(8)...............     0.97%      0.80%      0.77%
 Ratio of net investment income to
 average net assets (annualized)......     4.08%      4.11%      4.06%
 Portfolio turnover rate (Note 5).....    14.85%     46.95%     84.85%
 Average commission rate paid(7)......       --         --         --

(1) For the six months ended June 30.

(2) For the year ended December 31.

(3) For the period June 1, 1993 (effective date of registration) to December 31, 1993.

(4) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(5) For the period October 5, 1992 (inception of operations) to December 31,
    1992.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                      Class A                                                     Class B
                    Period Ended                      1997      1996      1995      1994      1993      1992      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund......  1.07%     1.08%     1.11%     1.11%     1.26%       NA      3.25%     3.25%
National Insured Intermediate Municipal Fund........  1.15%     1.12%     1.19%     1.19%     1.39%       NA      3.25%     3.25%
U.S. Government Intermediate Fund...................  1.31%     1.24%     1.32%     1.28%     1.26%     2.09%     3.25%     3.25%


                    Period Ended                      1995      1994
--------------------------------------------------------------------------------------------------------------------------------

California Insured Intermediate Municipal Fund......  3.25%     3.25%
National Insured Intermediate Municipal Fund........  3.25%     3.25%
U.S. Government Intermediate Fund...................  3.25%     3.25%

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Bond Funds
    --------------------------------------------------------------------------------------------------------------------------------
    National Insured Intermediate
    Municipal Fund (continued)                                         U.S. Government Intermediate Fund
    Class A (continued)    Class B                                     Class A
    --------------------------------------------------------------------------------------------------------------------------------
    1994(2)     1993(3)    1997(1)    1996(2)    1995(2)    1994(4)    1997(1)    1996(2)    1995(2)    1994(2)    1993(2)   1992(5)
    (unaudited)            (unaudited)                                 (unaudited)
    $ 10.48     $10.02     $10.33     $10.38     $ 9.65     $ 9.91     $ 9.58     $ 9.76     $ 9.32     $10.03     $ 9.69    $10.00
      -----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
       0.42       0.26       0.17       0.35       0.36       0.18       0.25       0.54       0.48       0.46       0.51      0.13
      (0.84)      0.46       0.02      (0.05)      0.73      (0.26)      0.01      (0.18)      0.44      (0.71)      0.41     (0.31)
      -----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
      (0.42)      0.72       0.19       0.30       1.09      (0.08)      0.26       0.36       0.92      (0.25)      0.92     (0.18)
      -----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
      (0.42)     (0.26)     (0.17)     (0.35)     (0.36)     (0.18)     (0.25)     (0.54)     (0.48)     (0.46)     (0.51)    (0.13)
       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00      (0.07)     0.00
       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00      0.00
      -----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
      (0.42)     (0.26)     (0.17)     (0.35)     (0.36)     (0.18)     (0.25)     (0.54)     (0.48)     (0.46)     (0.58)    (0.13)
      -----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
    $  9.64     $10.48     $10.35     $10.33     $10.38     $ 9.65     $ 9.59     $ 9.58     $ 9.76     $ 9.32     $10.03    $ 9.69
      =====       ====       ====       ====       ====       ====       ====       ====       ====       ====       ====      ====
      -4.05%      7.25%      1.91%      2.99%     11.43%     -0.87%      2.77%      3.81%     10.12%     -2.51%      9.64%    -1.83%
    $16,224     $15,535    $  297     $  286     $  284     $  186     $5,322     $7,168     $8,209     $9,699     $8,930    $3,235
       0.43%      0.35%      1.63%      1.48%      1.29%      1.09%      0.99%      0.59%      0.69%      0.43%      0.23%     0.00%
       4.22%      4.28%      3.43%      3.44%      3.54%      3.72%      5.32%      5.61%      5.03%      4.80%      4.98%     5.50%
      32.26%      0.00%     14.86%     46.95%     84.85%     32.26%      0.00%     46.51%     82.88%     55.09%     37.80%     0.00%
         --         --         --         --         --         --         --         --         --         --         --        --

    Bond Funds
    --------------------------------------------------------------------------------------------------------------------------------
    U.S. Government Intermediate Fund
    Class B
    --------------------------------------------------------------------------------------------------------------------------------
      1997(1)  1996(2)   1995(2)   1994(4)
                 (unaudited)
      $9.58     $9.76     $9.32     $9.48
       ----      ----      ----      ----
       0.22      0.47      0.43      0.19
       0.01     (0.18)     0.44     (0.16)
       ----      ----      ----      ----
       0.23      0.29      0.87      0.03
       ----      ----      ----      ----
      (0.22)    (0.47)    (0.43)    (0.19)
       0.00      0.00      0.00      0.00
       0.00      0.00      0.00      0.00
       ----      ----      ----      ----
      (0.22)    (0.47)    (0.43)    (0.19)
       ----      ----      ----      ----
      $9.59     $9.58     $9.76     $9.32
       ====      ====      ====      ====
       2.40%     3.12%     9.54%     0.36%
      $ 353     $ 487     $ 426     $ 321
       1.73%     1.29%     1.21%     1.08%
       4.57%     4.92%     4.53%     4.24%
       0.00%    46.51%    82.88%    55.09%
         --        --        --        --


Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                        Bond Funds
                                        ------------------------------------------------------------------------------------
                                        California Municipal Bond Fund                                                Class
                                        Class A                                                                       B
                                        ------------------------------------------------------------------------------------
                                        1997(1)      1996(2)      1995(2)      1994(2)      1993(2)      1992(2)      1997(1)
                                        (unaudited)                                                                   (unaudited)
Net asset value, beginning of period... $  11.15     $  11.26     $  10.31     $  11.56     $  10.74     $  10.64     $11.15
                                          ------       ------       ------       ------       ------       ------       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........     0.27         0.53         0.54         0.59         0.59         0.60       0.24
 Net gain or loss on securities (both
 realized and unrealized)..............     0.00        (0.11)        0.95        (1.25)        0.83         0.21       0.01
                                          ------       ------       ------       ------       ------       ------       ----
 Total from investment operations......     0.27         0.42         1.49        (0.66)        1.42         0.81       0.25
                                          ------       ------       ------       ------       ------       ------       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)...............................    (0.27)       (0.53)       (0.54)       (0.59)       (0.59)       (0.60)     (0.24)
 Distributions (from realized capital
 gains)................................     0.00         0.00         0.00         0.00        (0.01)       (0.11)      0.00
 Distributions (in excess of realized
 gains)................................     0.00         0.00         0.00         0.00         0.00         0.00       0.00
                                          ------       ------       ------       ------       ------       ------       ----
 Total distributions...................    (0.27)       (0.53)       (0.54)       (0.59)       (0.60)       (0.71)     (0.24)
                                          ------       ------       ------       ------       ------       ------       ----
Net asset value, end of period......... $  11.15     $  11.15     $  11.26     $  10.31     $  11.56     $  10.74     $11.16
                                          ======       ======       ======       ======       ======       ======       ====
Total return(4)........................     2.45%        3.90%       14.76%       -5.83%       13.52%        7.86%      2.29%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)....... $174,030     $177,593     $184,283     $171,768     $197,394     $141,108     $6,138
 Ratio of expenses to average net
 assets (annualized)(6)................     0.95%        0.96%        0.93%        0.57%        0.53%        0.54%      1.45%
 Ratio of net investment income to
 average net assets (annualized).......     4.90%        4.82%        4.98%        5.43%        5.25%        5.66%      4.39%
 Portfolio turnover rate (Note 5)......     6.99%       29.28%       25.90%       30.32%        7.44%       46.55%      6.99%
 Average commission rate paid(5).......       --           --           --           --           --           --         --
----------------------------------

                                        Bond Funds
                                        ------------------------------------------------------------------------------------
                                        California Municipal Bond Fund  National Municipal Bond Fund
                                        Class A
                                        ------------------------------------------------------------------------------------
                                         1996(2)     1995(2)    1994(2)   1997(1)     1996(2)    1995(2)
                                        (unaudited)
Net asset value, beginning of period...  $11.26     $10.32     $10.74   $ 11.21     $ 11.39     $ 10.41
                                           ----       ----       ----     -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........    0.48       0.48       0.25      0.27        0.52        0.53
 Net gain or loss on securities (both
 realized and unrealized)..............   (0.11)      0.94      (0.42)     0.05       (0.12)       0.98
                                           ----       ----       ----     -----       -----       -----
 Total from investment operations......    0.37       1.42      (0.17)     0.32        0.40        1.51
                                           ----       ----       ----     -----       -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)...............................   (0.48)     (0.48)     (0.25)    (0.27)      (0.52)      (0.53)
 Distributions (from realized capital
 gains)................................    0.00       0.00       0.00      0.00       (0.06)       0.00
 Distributions (in excess of realized
 gains)................................    0.00       0.00       0.00      0.00        0.00        0.00
                                           ----       ----       ----     -----       -----       -----
 Total distributions...................   (0.48)     (0.48)     (0.25)    (0.27)      (0.58)      (0.53)
                                           ----       ----       ----     -----       -----       -----
Net asset value, end of period.........  $11.15     $11.26     $10.32   $ 11.26     $ 11.21     $ 11.39
                                           ====       ====       ====     =====       =====       =====
Total return(4)........................    3.39%     14.05%     -1.59%     2.86%       3.58%      14.76%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000).......  $5,360     $3,162     $1,416   $47,806     $49,597     $53,387
 Ratio of expenses to average net
 assets (annualized)(6)................    1.46%      1.46%      1.28%     1.00%       1.01%       0.91%
 Ratio of net investment income to
 average net assets (annualized).......    4.33%      4.42%      4.91%     4.79%       4.63%       4.79%
 Portfolio turnover rate (Note 5)......   29.28%     25.90%     30.32%    15.31%      44.76%      53.43%
 Average commission rate paid(5).......      --         --         --        --          --          --
----------------------------------

(1) For the six months ended June 30.

(2) For the year ended December 31.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
    Returns for periods less than a full year are aggregate (non-annualized) returns.

(5) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(6) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                                                                                            Class
                                                                Class A                                                     B
Period Ended                                                    1997      1996      1995      1994      1993      1992      1997
--------------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund...............................   0.95%     0.96%     0.96%     0.97%     0.98%     1.04%     1.76%
National Municipal Bond Fund.................................   1.00%     1.01%     1.05%     1.06%     1.06%     1.16%     2.23%
U.S. Government and Mortgage Securities Fund.................   1.03%     1.03%     1.04%     1.05%     1.05%     1.12%     1.79%

                                                               Class B
Period Ended                                                   1996      1995      1994
--------------------------------------------------------------------------------------------------------------------------------

California Municipal Bond Fund...............................  1.83%     2.24%     3.25%
National Municipal Bond Fund.................................  2.29%     3.25%     3.25%
U.S. Government and Mortgage Securities Fund.................  1.82%     2.27%     3.25%

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------
                                                                                        U.S. Government and Mortgage
        National Municipal                                                              Securities Fund
        Bond Fund (continued)
        Class A (continued)                 Class B                                     Class A
        ------------------------------------------------------------------------------------------------------------------
        1994(2)     1993(2)     1992(2)     1997(1)    1996(2)    1995(2)    1994(3)    1997(1)      1996(2)      1995(2)
                                            (unaudited)                                 (unaudited)
        $ 11.61     $ 10.80     $ 10.61     $11.21     $11.39     $10.41     $10.76     $  10.07     $  10.30     $   9.55
          -----       -----       -----       ----       ----       ----       ----        -----        -----        -----
           0.58        0.60        0.60       0.24       0.46       0.47       0.24         0.34         0.67         0.69
          (1.20)       0.82        0.32       0.06      (0.12)      0.98      (0.35)        0.02        (0.23)        0.75
          -----       -----       -----       ----       ----       ----       ----        -----        -----        -----
          (0.62)       1.42        0.92       0.30       0.34       1.45      (0.11)        0.36         0.44         1.44
          -----       -----       -----       ----       ----       ----       ----        -----        -----        -----
          (0.58)      (0.60)      (0.60)     (0.24)     (0.46)     (0.47)     (0.24)       (0.34)       (0.67)       (0.69)
           0.00       (0.01)      (0.13)      0.00      (0.06)      0.00       0.00         0.00         0.00         0.00
           0.00        0.00        0.00       0.00       0.00       0.00       0.00         0.00         0.00         0.00
          -----       -----       -----       ----       ----       ----       ----        -----        -----        -----
          (0.58)      (0.61)      (0.73)     (0.24)     (0.52)     (0.47)     (0.24)       (0.34)       (0.67)       (0.69)
          -----       -----       -----       ----       ----       ----       ----        -----        -----        -----
        $ 10.41     $ 11.61     $ 10.80     $11.27     $11.21     $11.39     $10.41     $  10.09     $  10.07     $  10.30
          =====       =====       =====       ====       ====       ====       ====        =====        =====        =====
          -5.41%      13.39%       8.97%      2.69%      3.07%     14.16%     -0.99%        3.64%        4.50%       15.50%
        $50,037     $57,590     $39,463     $2,464     $1,952     $1,051     $  342     $207,017     $224,301     $255,614
           0.57%       0.50%       0.54%      1.50%      1.51%      1.44%      1.28%        1.03%        1.03%        1.02%
           5.35%       5.29%       5.61%      4.29%      4.14%      4.22%      4.72%        6.82%        6.67%        6.90%
          37.52%       3.72%      39.20%     15.31%     44.76%     54.30%     37.52%        0.45%       27.45%       48.39%
             --          --          --         --         --         --         --           --           --           --

        ------------------------------------------------------------------------------------------------------------------
        U.S. Government and Mortgage
        Securities Fund
        Class A                             Class B
        ------------------------------------------------------------------------------------------------------------------
        1994(2)     1993(2)     1992(2)     1997(1)    1996(2)    1995(2)    1994(3)
                                             (unaudited)
      $  10.60     $  10.57     $  10.59     $10.07     $10.30     $ 9.55     $ 9.80
         -----        -----        -----       ----       ----       ----       ----
          0.70         0.74         0.82       0.31       0.62       0.64       0.32
         (1.05)        0.03        (0.02)      0.02      (0.23)      0.75      (0.25)
         -----        -----        -----       ----       ----       ----       ----
         (0.35)        0.77         0.80       0.33       0.39       1.39       0.07
         -----        -----        -----       ----       ----       ----       ----
         (0.70)       (0.74)       (0.82)     (0.31)     (0.62)     (0.64)     (0.32)
          0.00         0.00         0.00       0.00       0.00       0.00       0.00
          0.00         0.00         0.00       0.00       0.00       0.00       0.00
         -----        -----        -----       ----       ----       ----       ----
         (0.70)       (0.74)       (0.82)     (0.31)     (0.62)     (0.64)     (0.32)
         -----        -----        -----       ----       ----       ----       ----
      $   9.55     $  10.60     $  10.57     $10.09     $10.07     $10.30     $ 9.55
         =====        =====        =====       ====       ====       ====       ====
         -3.30%        7.49%        7.85%      3.38%      3.98%     14.93%      0.69%
      $245,715     $311,089     $209,593     $6,246     $5,888     $3,799     $1,451
          0.80%        0.78%        0.60%      1.53%      1.53%      1.53%      1.43%
          7.05%        6.93%        7.74%      6.32%      6.19%      6.34%      6.82%
         16.33%       25.63%       25.50%      0.45%     27.45%     48.39%     16.33%
            --           --           --         --         --         --         --

Financial Highlights            selected data for a share outstanding throughout
each period
--------------------------------------------------------------------------------

                                         Bond Funds                                   Stock Funds
                                         ------------------------------------------------------------------------------------
                                         Strategic Income Fund                        Balanced Fund
                                         Class A               Class B                Class A
                                         ------------------------------------------------------------------------------------
                                         1997(1)    1996(3)    1997(1)    1996(3)     1997(1)    1996(2)    1995(2)    1994(2)
                                         (unaudited)           (unaudited)            (unaudited)
Net asset value, beginning of period...  $  5.16    $  5.00    $  5.15    $  5.00     $ 12.18    $ 11.19    $  9.23    $ 9.85
                                           -----      -----      -----      -----       -----      -----      -----      ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........     0.21       0.25       0.19       0.23        0.23       0.42       0.42      0.44
 Net gain or loss on securities (both
 realized and unrealized)..............     0.00       0.18       0.00       0.17        0.88       1.32       2.02     (0.62)
                                           -----      -----      -----      -----       -----      -----      -----      ----
 Total from investment operations......     0.21       0.43       0.19       0.40        1.11       1.74       2.44     (0.18)
                                           -----      -----      -----      -----       -----      -----      -----      ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................    (0.21)     (0.25)     (0.19)     (0.23)      (0.23)     (0.42)     (0.42)    (0.44)
 Distributions (from realized capital
 gains)................................     0.00      (0.01)      0.00      (0.01)       0.00      (0.33)     (0.06)     0.00
 Distributions (in excess of realized
 gains)................................     0.00      (0.01)      0.00      (0.01)       0.00       0.00       0.00      0.00
                                           -----      -----      -----      -----       -----      -----      -----      ----
 Total distributions...................    (0.21)     (0.27)     (0.19)     (0.25)      (0.23)     (0.75)     (0.48)    (0.44)
                                           -----      -----      -----      -----       -----      -----      -----      ----
Net asset value, end of period.........  $  5.16    $  5.16    $  5.15    $  5.15     $ 13.06    $ 12.18    $ 11.19    $ 9.23
                                           =====      =====      =====      =====       =====      =====      =====      ====
Total return(6)........................     4.20%      8.89%      3.82%      8.25%       9.17%     15.81%     26.76%    -1.87%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).....  $30,220    $17,863    $ 5,213    $ 2,964     $38,192    $29,289    $13,547    $9,654
 Ratio of expenses to average net
 assets (annualized)(8)................     0.30%      0.02%      1.04%      0.74%       1.23%      1.28%      1.48%     0.80%
 Ratio of net investment income to
 average net assets (annualized).......     8.26%      8.19%      7.51%      7.47%       3.80%      3.86%      4.15%     4.85%
 Portfolio turnover rate (Note 5)......   103.30%    187.15%    103.30%    187.15%       8.63%     41.41%     25.84%    29.19%
 Average commission rate paid(7).......       --         --         --         --     $0.0580    $0.0591         --        --
----------------------------------

                                         Stock Funds
                                         ------------------------------------------------------------------------------------
                                         Balanced Fund
                                         Class A    Class B
                                         ------------------------------------------------------------------------------------
                                         1993(1)    1997(1)    1996(2)    1995(2)
4) 1997(1) 1996(2) 1995(2)
                                             (unaudited)
Net asset value, beginning of period...  $10.00    $ 12.15    $ 11.17    $ 9.22
                                           ----      -----      -----    ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........    0.09       0.20       0.36      0.35
 Net gain or loss on securities (both
 realized and unrealized)..............   (0.15)      0.87       1.32      2.03
                                           ----      -----      -----    ----
 Total from investment operations......   (0.06)      1.07       1.68      2.38
                                           ----      -----      -----    ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................   (0.09)     (0.20)     (0.37)    (0.37)
 Distributions (from realized capital
 gains)................................    0.00       0.00      (0.33)    (0.06)
 Distributions (in excess of realized
 gains)................................    0.00       0.00       0.00      0.00
                                           ----      -----      -----    ----
 Total distributions...................   (0.09)     (0.20)     (0.70)    (0.43)
                                           ----      -----      -----    ----
Net asset value, end of period.........  $ 9.85    $ 13.02    $ 12.15    $11.17
                                           ====      =====      =====    ====
Total return(6)........................   -0.62%      8.85%     15.25%    26.08%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).....  $5,638    $ 6,379    $ 4,802    $1,632
 Ratio of expenses to average net
 assets (annualized)(8)................    0.00%      1.73%      1.77%     1.99%
 Ratio of net investment income to
 average net assets (annualized).......    5.02%      3.31%      3.37%     3.66%
 Portfolio turnover rate (Note 5)......    0.00%      8.63%     41.41%    25.84%
 Average commission rate paid(7).......      --    $0.0580    $0.0591        --
----------------------------------

(1) For the six months ended June 30.

(2) For the year ended December 31.

(3) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(4) For the period October 1, 1993 (inception of operations) to December 31,
    1993.

(5) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                Class A                                                     Class B
Period Ended                                    1997      1996      1995      1994      1993      1992      1997      1996      1995
     --------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund.........................  1.52%     1.85%       NA        NA        NA        NA      2.38%     3.25%      NA
Balanced Fund.................................  1.23%     1.28%     1.53%     1.56%     2.04%       NA      2.01%     2.21%    3.25%
Growth and Income Fund........................  1.13%     1.16%     1.24%     1.28%     1.36%     1.45%     1.72%     1.83%    2.39%

                                                Class B
Period Ended                                    1994
     -------------------------------------------------
Strategic Income Fund.........................    NA
Balanced Fund.................................  3.25%
Growth and Income Fund........................  3.25%

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           Growth and Income Fund
           Class A                                                                   Class B
-----------------------------------------------------------------------------------------------------------------------------------
1994(5)    1997(1)      1996(2)      1995(2)     1994(2)     1993(2)     1992(2)     1997(1)     1996(2)     1995(2)    1994(5)
           (unaudited)                                                               (unaudited)
$ 9.41     $  17.82     $  15.91     $ 13.52     $ 14.01     $ 13.45     $ 13.52     $ 17.78     $ 15.89     $13.52     $13.04
 -----      -------      -------      ------      ------      ------      ------      ------      ------      -----     -----
  0.10         0.04         0.14        0.20        0.16        0.22        0.25       (0.01)       0.06       0.10       0.02
 (0.07)        2.15         3.06        4.26       (0.34)       1.17       (0.07)       2.14        3.05       4.26       0.67
 -----      -------      -------      ------      ------      ------      ------      ------      ------      -----     -----
  0.03         2.19         3.20        4.46       (0.18)       1.39        0.18        2.13        3.11       4.36       0.69
 -----      -------      -------      ------      ------      ------      ------      ------      ------      -----     -----
 (0.22)       (0.04)       (0.14)      (0.20)      (0.16)      (0.22)      (0.25)       0.00       (0.07)     (0.12)     (0.06)
  0.00         0.00        (1.15)      (1.87)      (0.12)      (0.59)       0.00        0.00       (1.15)     (1.87)     (0.12)
  0.00         0.00         0.00        0.00       (0.03)      (0.02)       0.00        0.00        0.00       0.00      (0.03)
 -----      -------      -------      ------      ------      ------      ------      ------      ------      -----      -----
 (0.22)       (0.04)       (1.29)      (2.07)      (0.31)      (0.83)      (0.25)       0.00       (1.22)     (1.99)     (0.21)
 -----      -------      -------      ------      ------      ------      ------      ------      ------      -----      -----
$ 9.22     $  19.97     $  17.82     $ 15.91     $ 13.52     $ 14.01     $ 13.45     $ 19.91     $ 17.78     $15.89     $13.52
 =====      =======      =======      ======      ======      ======      ======      ======      ======      =====      =====
  0.25%       12.31%       20.16%      33.06%      -1.24%      10.40%       1.40%      11.98%      19.60%     32.32%      5.32%
$  586     $157,710     $138,604     $93,061     $69,590     $59,392     $38,200     $15,645     $12,427     $4,292     $1,460
  1.48%        1.13%        1.16%       1.24%       1.04%       1.06%       0.87%       1.63%       1.66%      1.75%      1.66%
  4.43%        0.44%        0.82%       1.26%       1.21%       1.59%       2.00%      -0.06%       0.29%      0.84%      0.71%
 29.19%       55.19%       86.66%     125.28%     123.64%     178.91%     116.14%      55.19%      86.66%    125.28%    123.64%
    --     $ 0.0604     $ 0.0602          --          --          --          --     $0.0604     $0.0602         --         --

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                                Stock Funds
                                                -----------------------------------------------------------------
                                                Strategic Growth Fund
                                                Class A
                                                -----------------------------------------------------------------
                                                1997(1)           1996(2)           1995(2)           1994(2)          1993(3)
                                                (unaudited)
Net asset value, beginning of period........    $ 14.01           $ 12.69           $ 10.00           $10.14           $10.00
                                                  -----             -----             -----             ----             ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............       0.07              0.13              0.10             0.11             0.05
 Net gain or loss on securities (both
 realized and unrealized)...................       2.25              2.88              2.82            (0.14)            0.14
                                                  -----             -----             -----             ----             ----
 Total from investment operations...........       2.32              3.01              2.92            (0.03)            0.19
                                                  -----             -----             -----             ----             ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income).....       0.00             (0.13)            (0.09)           (0.11)           (0.05)
 Distributions (from realized capital
 gains).....................................       0.00             (1.56)            (0.14)            0.00             0.00
 Distributions (in excess of realized
 gains).....................................       0.00              0.00              0.00             0.00             0.00
                                                  -----             -----             -----             ----             ----
 Total distributions........................       0.00             (1.69)            (0.23)           (0.11)           (0.05)
                                                  -----             -----             -----             ----           ----
Net asset value, end of period..............    $ 16.33           $ 14.01           $ 12.69           $10.00           $10.14
                                                  =====             =====             =====             ====           ====
Total return(7).............................      16.56%            23.72%            29.14%           -0.28%            1.94%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..........    $37,776           $22,253           $12,223           $6,471           $4,168
 Ratio of expenses to average net assets
 (annualized)(9)............................       1.25%             1.31%             1.62%            1.17%            0.00%
 Ratio of net investment income to
 average net assets (annualized)............       0.89%             1.08%             1.03%            1.25%            2.66%
 Portfolio turnover rate (Note 5)...........      36.95%           119.87%            73.32%           54.01%            6.41%
 Average commission rate paid(8)............    $0.0590           $0.0597                --               --               --
--------------------------------------------

(1) For the six months ended June 30.

(2) For the year ended December 31.

(3) For the period October 1, 1993 (inception of operations) to December 31,
    1993.

(4) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(5) For the period April 30, 1996 (effective date of registration) to December 31, 1996.

(6) For the period April 30, 1997 (inception of operations) to June 30, 1997.

(7) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
    Returns for periods less than a full year are aggregate (non-annualized) returns.

(8) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(9) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap
 (or waive) their management and bbl. fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                Class A                                                     Class B
Period Ended                                    1997      1996      1995      1994      1993      1992      1997      1996      1995
--------------------------------------------------------------------------------------------------------------------------
Strategic Growth Fund.........................  1.25%     1.31%     1.65%     1.74%     2.23%       NA      1.90%     2.12%    3.25%
Global Growth Fund............................  1.77%     2.36%       NA        NA        NA        NA      2.73%     3.25%      NA
Emerging Growth Fund..........................  3.72%       NA        NA        NA        NA        NA      3.25%       NA       NA

                                                Class B
Period Ended                                    1994
----------------------------------------------
Strategic Growth Fund.........................  3.25%
Global Growth Fund............................    NA
Emerging Growth Fund..........................    NA

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Global Growth Fund                                      Emerging Growth Fund
    Class B                                       Class A                     Class B                    Class A         Class B
    --------------------------------------------------------------------------------------------------------------------------------
    1997(1)     1996(2)     1995(2)    1994(4)      1997(1)       1996(5)       1997(1)      1996(5)       1997(6)         1997(6)
                                                  (unaudited)                 (unaudited)                (unaudited)     (unaudited)
    $ 13.92     $ 12.63     $ 9.98     $ 9.92       $ 10.96       $ 10.14       $ 10.91      $ 10.14       $ 10.00         $ 10.00
                                                                                                                          ---------
     ------      ------      -----      -----      --------        ------      --------       ------      --------
       0.03        0.07       0.03      (0.05)         0.03          0.01          0.00        (0.03)        (0.01)          (0.02)
       2.23        2.85       2.82       0.21          1.93          1.10          1.91         1.08          2.45            2.44
                                                                                                                          ---------
     ------      ------      -----      -----      --------        ------      --------       ------      --------
       2.26        2.92       2.85       0.16          1.96          1.11          1.91         1.05          2.44            2.42
                                                                                                                          ---------
     ------      ------      -----      -----      --------        ------      --------       ------      --------
       0.00       (0.07)     (0.06)     (0.10)         0.00         (0.01)         0.00         0.00          0.00            0.00
       0.00       (1.56)     (0.14)      0.00          0.00         (0.27)         0.00        (0.27)         0.00            0.00
       0.00        0.00       0.00       0.00          0.00         (0.01)         0.00        (0.01)         0.00            0.00
                                                                                                                          ---------
     ------      ------      -----      -----      --------        ------      --------       ------      --------
       0.00       (1.63)     (0.20)     (0.10)         0.00         (0.29)         0.00        (0.28)         0.00            0.00
                                                                                                                          ---------
     ------      ------      -----      -----      --------        ------      --------       ------      --------
    $ 16.18     $ 13.92     $12.63     $ 9.98       $ 12.92       $ 10.96       $ 12.82      $ 10.91       $ 12.44         $ 12.42
      ======      ======      =====     =====        ======         ======        =====        =====         ======         ======
      16.24%      23.13%     28.58%      1.57%        17.88%        10.89%        17.51%       10.34%        24.40%          24.20%
    $ 8,666     $ 5,689     $2,332     $  327       $23,823       $13,552       $ 3,991      $ 2,210       $ 4,380         $   570
       1.75%       1.81%      2.14%      1.80%         1.68%         1.51%         2.23%        2.24%         1.46%           2.20%
       0.40%       0.59%      0.56%      0.82%         0.57%         0.13%         0.04%       -0.75%        -0.29%          -1.17%
      36.95%     119.87%     73.32%     54.01%        31.06%        64.89%        31.06%       64.89%         0.00%           0.00%
    $0.0590     $0.0597         --         --       $0.0134       $0.0052       $0.0134      $0.0052       $0.0600         $0.0600


Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering fifteen portfolios. The Company currently consists of the Atlas U.S. Treasury Money Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, the Atlas National Insured Intermediate Municipal Fund, the Atlas U.S. Government Intermediate Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund, the Atlas Balanced Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, and the Atlas Emerging Growth Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, and the Atlas California Municipal Bond Fund which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Stock and Bond Fund Class A shares are subject to a sales charge at the time of purchase while all Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. In pursuing this objective, the Intermediate Funds can generally be expected to provide higher yields than the Money Funds with less price fluctuations than long-term bond funds, and the Insured Funds seek to minimize credit risk. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices. Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

--------------------------------------------------------------------------------

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. None of the three Funds holds any securities in default as of June 30, 1997.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Emerging Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund, the Atlas Growth and Income Fund and the Atlas Global Growth Fund for the period ended June 30, 1997 are net of foreign withholding taxes of $1,048, $8,723 and $22,447, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government Intermediate Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of June 30, 1997 were $35,071,743 for Atlas Government and Mortgage Securities Fund and $2,445,180 for Atlas Strategic Income Fund.

Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

      The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

      Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

      The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government Intermediate Fund, the Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

--------------------------------------------------------------------------------

      gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statements of Changes in Net Assets by Atlas Strategic Income Fund and Atlas Global Growth Fund for $21,661 and $17,781, respectively, in 1996 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales losses.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  Organization costs of $35,906 incurred by the Company as of June 30, 1994 in the organization of the Class B Plan have been allocated equally to the Funds existing at that date offering Class B shares. These costs have been deferred and are being amortized on a straight line basis over a period of five years from July 1994.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of June 30, 1997, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                    California        National      California Insured    National Insured
                                 U.S. Treasury       Municipal        Municipal        Intermediate         Intermediate
                                   Money Fund       Money Fund       Money Fund       Municipal Fund       Municipal Fund
                                 ----------------------------------------------------------------------------------------------
Unrealized appreciation.......   $     0           $     0          $    0           $   515              $   343
Unrealized depreciation.......   $     0           $     0          $    0           $    (2)             $     0
                                 ----------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)................   $     0           $     0          $    0           $   513              $   343
                                 ==============================================================================================
Cost of securities for federal
income tax purposes...........   $67,100           $50,303          $8,242           $18,165              $11,433
                                 ==============================================================================================

                                   U.S. Government     California
                                     Intermediate       Municipal
                                         Fund           Bond Fund
                                 ------------------------------------------
Unrealized appreciation.......  $    0                $ 10,432
Unrealized depreciation.......  $ (110)               $   (288)
                                 -------------------------------------------
Net unrealized appreciation
(depreciation)................  $ (110)               $ 10,144
                                ============================================

Cost of securities for federal
income tax purposes...........  $5,692                $167,151
                                 ===========================================

                                   National      U.S. Government                                                         Strategic
                                  Municipal        and Mortgage      Strategic Income      Balanced        Growth and    Growth
                                  Bond Fund      Securities Fund           Fund              Fund         Income Fund     Fund
                                 -------------------------------------------------------------------------------------------------
Unrealized appreciation.......   $ 2,757         $  3,488            $   759             $ 6,067         $ 37,163          $ 8,513
Unrealized depreciation.......   $     0         $ (1,016)           $  (370)            $  (281)        $ (1,637)         $  (487)
                                 -------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)................   $ 2,757         $  2,472            $   389             $ 5,786         $ 35,526          $ 8,026
                                 =================================================================================================
Cost of securities for federal
income tax purposes...........   $48,303         $245,310            $36,424             $38,473         $137,998          $38,337
                                 =================================================================================================


                                          Global Growth    Emerging Growth
                                               Fund             Fund
                                 --------------------------------------------------------------------------
Unrealized appreciation.......          $ 4,464           $  624
Unrealized depreciation.......          $  (465)          $  (41)
                                 -------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)................          $ 3,999           $  583
                                 =====================================================================================



Cost of securities for federal
income tax purposes...........          $23,868           $4,305
                                 =====================================================================================




Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended June 30, 1997 and December 31, 1996 (in 000's):

                      U. S. Treasury                                     California Municipal            National Municipal
                        Money Fund                                           Money Fund                    Money Fund
                   Class A                      Class B                  Class A                        Class A
                   1997           1996          1997       1996          1997           1996            1997           1996
                  ----------------------------------------------------------------------------------------------------
Sold............   38,965         75,634        268         168          23,711          20,788          3,185        5,107
Issued in
reinvestment of
dividends.......    1,414          2,547          2           5             602           1,001             96          198
Redeemed........  (39,007)       (64,076)      (234)       (166)        (13,403)        (23,874)        (3,110)      (5,651)
                  ----------------------------------------------------------------------------------------------------
Net increase
  (decrease)....    1,372         14,105         36           7          10,910          (2,085)           171         (346)
                  ====================================================================================================

                                    California Insured                 National Insured                  U. S. Government
                                Intermediate Municipal Fund       Intermediate Municipal Fund            Intermediate Fund
                               Class A           Class B        Class A            Class B         Class A           Class B
                               1997     1996     1997    1996    1997     1996     1997    1996    1997     1996     1997    1996
                               -------------------------------------------------------------------------------------------------
Sold.........................    87      140       0      14        4       93       1       6       18       89       0      16
Issued in reinvestment of
dividends....................    25       54       1       1       15       35       0       1       10       27       1       2
Redeemed.....................  (270)    (632)     (5)     (1)    (146)    (402)      0      (7)    (221)    (209)    (15)    (11)
                               -------------------------------------------------------------------------------------------------
Net increase (decrease)......  (158)    (438)     (4)     14     (127)    (274)      1       0     (193)     (93)    (14)      7
                               =================================================================================================


                                                                                                        U. S. Government and
                                     California Municipal                  National Municipal                  Mortgage
                                          Bond Fund                           Bond Fund                    Securities Fund
                               Class A             Class B          Class A           Class B          Class A             Class B
                                1997       1996      1997    1996    1997     1996     1997    1996     1997       1996      1997
                               -------------------------------------------------------------------------------------------------
Sold.........................     688      1,356      98     204      141      267      43      85        611      1,962      79
Issued in reinvestment of
dividends....................     266        550       9      13       80      184       4       5        451        995      13
Redeemed.....................  (1,276)    (2,346)    (37)    (17)    (401)    (715)     (2)     (8)    (2,808)    (5,514)    (57)
                               -------------------------------------------------------------------------------------------------
Net increase (decrease)......    (322)      (440)     70     200     (180)    (264)     45      82     (1,746)    (2,557)     35
                               =================================================================================================


                                U.S. Government on
                              Mortgage Securities Fund
                                 Class B
                                  1996
                               -------------------------------------------------------------------------------------------------

Sold.........................  279
Issued in reinvestment of
dividends....................   22
Redeemed.....................  (85)
                               -------------------------------------------------------------------------------------------------

Net increase (decrease)......  216
                               =================================================================================================


                                    Strategic Income Fund                  Balanced Fund               Growth and Income Fund
                               Class A            Class B          Class A           Class B           Class A            Class B
                               1997      1996(1)   1997    1996(1) 1997     1996      1997    1996     1997       1996      1997
                               ------------------------------------------------------------------------------------------------
Sold.........................  2,631     3,495     477     575      676     1,435     117     254      1,045      2,756     115
Issued in reinvestment of
dividends....................     81        29      18       7       47       123       7      19         17        514       0
Redeemed.....................   (315)      (62)    (58)     (7)    (203)     (364)    (29)    (24)      (941)    (1,343)    (28)
                               ------------------------------------------------------------------------------------------------
Net increase.................  2,397     3,462     437     575      520     1,194      95     249        121      1,927      87
                               ================================================================================================

                               Class B
                               1996
                               ------------------------------------------------------------------------------------------------
Sold.........................  423
Issued in reinvestment of
dividends....................   43
Redeemed.....................  (37)
                               ------------------------------------------------------------------------------------------------
Net increase.................  429
                               ================================================================================================

                                   Strategic Growth Fund              Global Growth Fund              Emerging Growth Fund
                               Class A          Class B         Class A          Class B           Class A         Class B
                               1997     1996     1997    1996    1997    1996(2)   1997    1996(2) 1997(3) 1996    1997(3) 1996
                               ---------------------------------------------------------------------------------------------------
Sold.........................   884      749     146     194     688     1,239     115     199     353     N/A      46     N/A
Issued in reinvestment of....
dividends....................     0      163       0      43       0        26       0       5       0     N/A       0     N/A
Redeemed.....................  (158)    (287)    (19)    (13)    (80)      (29)     (6)     (1)     (1)    N/A       0     N/A
                               ---------------------------------------------------------------------------------------------------
Net increase.................   726      625     127     224     608     1,236     109     203     352     N/A      46     N/A
                               ===================================================================================================

(1) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(2) For the period April 15, 1996 (inception of operations) to December 31,
1996.

(3) For the period April 30, 1997 (inception of operations) to June 30, 1997.

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the periods ended June 30, 1997 were as follows (in 000's):

                                                  California                           California Insured    National Insured
                                U.S. Treasury      Municipal      National Municipal      Intermediate         Intermediate
                                 Money Fund       Money Fund          Money Fund         Municipal Fund       Municipal Fund
                              -------------------------------------------------------------------------------------------------
Purchases...................  $ 0              $ 0              $ 0                   $1,889               $1,760
Sales.......................  $ 0              $ 0              $ 0                   $3,495               $3,078
                              -------------------------------------------------------------------------------------------------

                              U.S.
                              Government        California
                              Intermediate      Municipal
                              Fund              Bond Fund

Purchases...................  $  0             $12,241
Sales.......................  $767             $16,347

                                  National       U.S. Government                                                    Strategic
                                 Municipal        and Mortgage         Strategic       Balanced       Growth and    Growth
                                 Bond Fund       Securities Fund      Income Fund        Fund         Income Fund    Fund
                              ---------------------------------------------------------------------------------------------
Purchases...................  $7,481          $ 1,003              $45,129          $7,326         $82,064          $19,063
Sales.......................  $8,389          $20,680              $31,844          $2,668         $82,719          $10,312
                              ---------------------------------------------------------------------------------------------


                                         Global         Emerging
                                       Growth Fund   Growth Fund(1)
                              ---------------------------------------------------------------------------------------------
Purchases...................        $11,633          $3,226
Sales.......................        $ 6,122          $    0
                              ---------------------------------------------------------------------------------------------

(1) For the period April 30, 1997 (inception of operations) to June 30, 1997.

  At June 30, 1997 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                                         Expiring December 31,
                                                                 -------------------------------------
                                                                 2001      2002       2003       2004
U. S. Treasury Money Fund......................................  $ --     $   --     $   --     $   10
California Insured Intermediate Municipal Fund.................    --     $  130     $  319         --
National Insured Intermediate Municipal Fund...................    --     $  143     $  203         --
U.S. Government Intermediate Fund..............................    --     $  199     $   56         --
California Municipal Bond Fund.................................    --     $   --     $  723         --
U.S. Government and Mortgage Securities Fund...................  $288     $5,139     $7,507     $1,456

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund, the U.S. Government Intermediate Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by The Boston Company Advisors, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by Oppenheimer Management Corporation (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund and Atlas Emerging Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund and the Atlas Emerging Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the sale of Class A shares of the Bond and Stock Funds and on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may

Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the period ended June 30, 1997, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .50% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $212,707 and $0, respectively. Management fees due the Adviser were reduced by $202,038. The Adviser also absorbed $130,895 of other Fund expenses during the period. During the period ended June 30, 1997, the Distributor received $454,488 for sales charges paid by purchasers of Class A shares and $24,832 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At June 30, 1997, Golden West Financial owned 25,528 Class A shares in the California Municipal Money Fund; 25,816 Class A shares in the National Municipal Money Fund; 2,500 Class B shares in the U.S. Treasury Money Fund; 110,686 Class A shares and 264 Class B shares in the U.S. Government Intermediate Fund; 3,072 Class A shares and 233 Class B shares in the California Municipal Bond Fund; 3,081 Class A shares and 233 Class B shares in the National Municipal Bond Fund; 3,533 Class A shares and 256 Class B shares in the U.S. Government and Mortgage Securities Fund; 106,364 Class A shares and 252 Class B shares in the California Insured Intermediate Municipal Fund; 160,111 Class A shares and 252 Class B shares in the National Insured Intermediate Municipal Fund; 191 Class B shares of Growth and Income Fund; 999,500 Class A shares and 500 Class B shares in the Strategic Income Fund; 199,750 Class A shares and 250 Class B shares in the Global Growth Fund; and 116,324 Class A shares and 154 Class B shares in the Emerging Growth Fund.

7. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund, the California Insured Intermediate Municipal Fund, and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Government Intermediate Fund has a concentration in Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at June 30, 1997 are as follows:

  The California Municipal Money Fund has 13.01% in housing, 10.80% in industrial development, 10.57% in public power and 10.39% in tax revenue anticipation notes.

  The National Municipal Money Fund has 15.99% in general obligation bonds and 13.01% in industrial development.

  The California Insured Intermediate Municipal Fund has 20.97% in transportation, 20.74% in education and 18.05% in water/sewer.

  The National Insured Intermediate Municipal Fund has 39.89% in general obligation bonds, 15.05% in prerefunded bonds, 14.89% in education and 11.21% in health.

--------------------------------------------------------------------------------

  The California Municipal Bond Fund has 22.10% in water/sewer, 11.83% in public power and 10.81% in general obligation bonds.

  The National Municipal Bond Fund has 23.61% in general obligation bonds, 17.39% in public power and 11.03% in education.

8. FORWARD CONTRACTS

  As of June 30, 1997, Atlas Strategic Income Fund had the following open forward contracts to purchase and sell foreign currencies:

                                                                                Contract            Valuation        Unrealized
                                                           Settlement            Amount                 as             Gain
                                                              Date              (000's)             of 6/30/97        (Loss)
                                                        ---------------------------------------------------------------------
Strategic Income Fund:
Contracts to Buy:
----------------
Canadian Dollar.......................................  07/14/97-08/06/97           295    CAD      $  213,953       $ (3,026)
German Deutsche Mark..................................  07/22/97-10/29/97           820    DEM         471,707         (8,301)
South African Rand....................................  07/02/97-07/10/97           759    ZAR         167,076           (921)
Swiss Franc...........................................  07/02/97-10/29/97         2,136    CHF       1,460,736        (27,586)
                                                                                                    ----------       --------
                                                                                                    $2,313,472        (39,834)
                                                                                                    ==========
                                                                                                                     --------
Contracts to Sell:
---------------
Canadian Dollar.......................................  07/02/97-08/06/97         1,109    CAD      $  803,091           (683)
French Franc..........................................  7/29/97                     330    FRF          56,260            963
German Deutsche Mark..................................  07/16/97-10/29/97         2,216    DEM       1,273,414         16,722
Irish Punt............................................  11/24/97-11/28/97           540    IEP         815,750          2,292
Japanese Yen..........................................  09/11/97                 31,200    JPY         275,249          5,239
New Zealand Dollar....................................  07/15/97                    660    NZD         448,011          6,098
South African Rand....................................  07/02/97                    500    ZAR         110,145            700
Swiss Franc...........................................  07/02/97-10/29/97         2,465    CHF       1,882,309         24,923
                                                                                                    ----------       --------
                                                                                                    $5,664,229         56,254
                                                                                                    ==========
                                                                                                                     --------
Net unrealized gain...................................                                                               $ 16,420
                                                                                                                     ========
Global Growth Fund:
-------------------
Contracts to Sell:
---------------
French Franc..........................................  07/31/97                     57    FRF      $    9,645       $     79
                                                                                                    ==========       ========

9. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of June 30, 1997 the Atlas Strategic Income Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                                    Number of                     Unrealized
                                                                     Expiration      Futures                    Appreciation/
                                                                        Date        Contracts     Valuation     (Depreciation)
                                                                     -------------------------------------------------------
Contracts to Sell:
---------------
U. S. Treasury Notes...............................................  03/97          1               $112,625            $1,594
French Government Bonds............................................  03/97          2               $246,826             1,767
German Government Bonds............................................  03/97          1               $163,503            (1,009)
                                                                                                    --------           -------
                                                                                                    $522,954            $2,352
                                                                                                    ========           =======

10. OPTIONS TRANSACTIONS:

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in a effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

--------------------------------------------------------------------------------

  Written option transactions in the Funds for the period ended June 30, 1997 were as follows:

                                                                        Call Options                 Put Options
                                                                        -----------------------      ------------------------
                                                                        Number of      Amount of      Number of      Amount of
                                                                         Options       Premiums        Options       Premiums
                                                                        ---------------------------------------------------
Strategic Income Fund:
Options outstanding at December 31, 1996..............................   1,515,900      $14,352          224,500     $  5,456
Options written.......................................................     481,100        6,356       91,700,000       43,523
Options closed or expired.............................................  (1,997,000)     (20,708)     (51,890,000)     (46,571)
Options exercised.....................................................           0            0                0            0
                                                                        ----------     --------      -----------     --------
Options outstanding at June 30, 1997..................................           0      $     0       40,034,500     $  2,408
                                                                        ==========     ========      ===========     ========
Growth and Income Fund:
Options outstanding at December 31, 1996..............................           0      $     0              N/A          N/A
Options written.......................................................         400       82,735              N/A          N/A
Options closed or expired.............................................        (320)     (64,226)             N/A          N/A
Options exercised.....................................................           0            0              N/A          N/A
                                                                        ----------     --------      -----------     --------
Options outstanding at June 30, 1997..................................          80      $18,509              N/A          N/A
                                                                        ==========     ========      ===========     ========

11. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At June 30, 1997, the value of these securities amounted to $18,052,725 in the Atlas U.S. Government and Mortgage Securities Fund and $1,022,227 in the Atlas Strategic Income Fund. Information concerning these investments as of June 30, 1997 is as follows:

                                                                                        Acquisition      Cost Per       Unit
      Fund                                   Security                                       Date           Unit      Valuation
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government         Repurchase Agreement with Smith Barney, Inc., 5.55% due
and Mortgage            07/14/97..................................................   06/09/97             $100.00      $100.29
Securities Fund
Strategic Income Fund   Atlas Air, Inc., 12.25% Pass-Through Certificates due
                        12/01/02..................................................   05/05/97             $110.77      $113.29
                        CMI Industries, Inc., 9.50% Notes due 10/01/03............   02/20/97             $100.24      $100.75
                        Central Termica Guemes, 12% Bonds due 11/26/01............   11/19/96             $100.08      $104.50
                        Coleman Holdings, Inc., Series B, Zero Coupon Notes due
                        05/27/98..................................................   12/10/96              $89.52       $92.38
                        Consorcio Ecuatoriano, 14% Notes due 05/01/02.............   04/29/97             $100.00      $106.75
                        Doane Products Co., 10.625% Notes due 03/01/06............   01/09/97             $103.10      $105.50
                        Hayes Wheels International, Inc., 9.125% Notes due
                        07/15/07..................................................   06/19/97             $100.00      $100.03
                        Icon Fitness Corp., Series B, 0%/14% Notes due 11/15/06...   06/13/97              $55.00       $54.25
                        Indorayon International Finance Co. BV, 10% Notes due
                        03/29/01..................................................   01/06/97             $100.79      $100.81
                        International Wire Group, Series B, 11.75% Notes due
                        06/01/05..................................................   06/11/97             $108.72      $108.75
                        Occidente y Caribe Celular SA, Series B, 0%/14% Notes due
                        03/15/04..................................................   05/31/96              $60.75       $75.00
                        PTC International Finance BV, 0%/10.75% Notes due
                        07/01/07..................................................   06/24/97              $59.24       $61.56
                        PLD Telekom, Units, due 06/01/04..........................   05/24/96              $82.88       $84.50
                        Samsonite Corp., 11.125% Notes due 07/15/05...............   11/05/96             $108.78      $111.16
                        Shoshone Partners Trusts, 8% Notes due 05/31/02...........   06/18/97-06/25/97    $100.00      $100.11
                        Unifrax Investment Corp., 10.50% Notes due 11/01/03.......   10/25/96             $100.00      $103.00
                        Comunicacion Celular SA Warrants, Exp. 11/03..............   12/17/96             $75.00        $74.00

  Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

[ATLAS FUNDS LOGO]
     794 Davis Street                                         BULK RATE
     P.O. Box 1894                                           U.S. POSTAGE
     San Leandro, CA 94577                                       PAID
                                                          SAN BERNARDINO, CA
                                                            PERMIT NO. 448
















AT-391